EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock California Municipal Series Trust

BlackRock California Municipal Bond Fund

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

PROSPECTUS  |  SEPTEMBER 29, 2009

Investor and Institutional Shares

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-441-7762 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Fund Overview	Key facts and details about the Fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock California Municipal Bond Fund	4
	Risk/Return Information	5
	Expenses and Fees	6
	Key Facts About BlackRock New Jersey Municipal Bond Fund	7
	Risk/Return Information	9
	Expenses and Fees	10
	Key Facts About BlackRock Pennsylvania Municipal Bond Fund	11
	Risk/Return Information	13
	Expenses and Fees	14

Details About the Funds	How Each Fund Invests	16
	Investment Risks	18

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	23
	Details about the Share Classes	26
	Investor A Shares — Initial Sales Charge Option
	Investor B and Investor C Shares — Deferred Sales Charge Options
	Institutional Shares
	How to Buy, Sell, Exchange and Transfer Shares	30
	Account Services and Privileges	36
	Fund’s Rights	37
	Participation in Fee-Based Programs	37
	Short-Term Trading Policy	37
	Redemption Fee	38
	Distribution and Service Plans	39

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	41
	Portfolio Manager Information	41
	Conflicts of Interest	43
	Valuation of Fund Investments	43
	Dividends, Distributions and Taxes	44

Financial Highlights	Financial Performance of the Funds	46

General Information	Shareholder Documents	58
	Certain Fund Policies	58
	Statement of Additional Information	59

Glossary	Glossary of Investment Terms	60

For More Information	Fund and Service Providers	Inside Back Cover

Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about two funds of the BlackRock Multi-State Municipal Series Trust (BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) and BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust. The funds are collectively referred to in this prospectus as the “Funds.” Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold face type in the text are defined in the Glossary section.

Key Facts About BlackRock California Municipal Bond Fund

What is the Fund’s investment objective?

The investment objective of the BlackRock California Municipal Bond Fund (“California Fund”) is to provide shareholders with income exempt from Federal and California income taxes.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of long term investment grade California municipal bonds. California municipal bonds are debt obligations issued by or on behalf of a governmental entity in California or other qualifying issuer that pay interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from California income tax. Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. At least 80% of the Fund’s assets will be invested in investment grade securities. Under normal circumstances, the Fund’s weighted average maturity will be more than ten years.

What are the main risks of investing in the California Fund?

The Fund cannot guarantee that it will achieve its investment objective.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

4

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

■

State Specific Risk — The Fund will invest primarily in municipal securities issued by or on behalf of the State of California. As a result, the Fund is more exposed to risks affecting issuers of California municipal securities than is a municipal securities fund that invests more widely.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The California Fund may be an appropriate investment for you if you:

■	Are looking for income that is exempt from Federal and California income taxes

■	Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

■	Are looking for liquidity

■	Can tolerate the risk of loss caused by negative political or economic developments in California, changes in interest rates or adverse changes in the price of bonds in general

Risk/Return Information

The chart and table shown below give you a picture of the California Fund’s long-term performance for Institutional Shares (in the chart) and for Investor A, Investor B, Investor C and Institutional Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P/Investortools California Municipal Bond Index, a measure of California municipal bond market performance, and the S&P/Investortools Main Municipal Bond Index and the Barclays Capital Municipal Bond Index, measures of broader municipal bond market performance. Effective September 29, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools Main Municipal Bond Index and also added the S&P/Investortools California Municipal Bond Index as a secondary benchmark. The S&P/Investortools Main Municipal Bond Index provides a closer representation of the California Fund’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflects the investment strategy of the Fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Institutional Shares

ANNUAL TOTAL RETURNS

BlackRock California Municipal Bond Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 5.50% (quarter ended September 30, 2002) and the lowest return for a quarter was –4.24% (quarter ended September 30, 2008). The year-to-date return as of June 30, 2009 was 5.93%.

5

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock California Municipal Bond Fund — Institutional[1]:
Return Before Taxes[2]	–3.62%	1.94%	3.55%
Return After Taxes on Distributions[2]	–3.63%	1.93%	3.54%
Return After Taxes on Distributions and Sale of Fund Shares[2]	–0.89%	2.32%	3.73%
BlackRock California Municipal Bond Fund — Investor A3:
Return Before Taxes[2]	–7.94%	0.79%	2.84%
BlackRock California Municipal Bond Fund — Investor B:
Return Before Taxes[2]	–7.79%	1.09%	3.03%
BlackRock California Municipal Bond Fund — Investor C3:
Return Before Taxes[2]	–5.48%	0.93%	2.52%
S&P/Investortools California Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–5.63%	2.40%	3.95%
S&P/Investortools Main Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–5.09%	2.35%	4.03%
Barclays Capital Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
[1]

The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional shares would be lower.

[2]	Includes all applicable fees and sales charges.
[3]

Prior to the Investor A and Investor C inception date of October 2, 2006, the returns for Investor A and Investor C shares are based upon performance of the Fund’s Institutional shares. The returns for Investor A and Investor C shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to such shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor B and Investor C Shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the California Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment):	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	[1]	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[2]	4.00%	[3]	1.00%	[4]	None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None
Redemption Fee	None		None		None		None
Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares
Management Fee[5]	0.55%		0.55%		0.55%		0.55%
Distribution and/or Service (12b-1) Fees	0.25%		0.50%		1.00%		None
Other Expenses	0.18%		0.19%		0.18%		0.20%
Interest Expense[6]	0.07%		0.07%		0.07%		0.07%
Acquired Fund Fees and Expenses[7]	0.02%		0.02%		0.02%		0.02%
Total Annual Fund Operating Expenses[5,7]	1.07%		1.33%		1.82%		0.84%
[1]	Reduced front-end sales charges may be available (see the section “Sales Charges Reduced or Eliminated for Investor A Shares” for more information regarding the reduction of front-end sales charges).
[2]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]

The CDSC is 4.00% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about Classes — Investor B Shares” for the complete schedule of CDSCs.) Investor B Shares automatically convert to Investor A1 Shares approximately ten years after you buy them and will no longer be subject to distribution fees and will be subject to lower service fees. As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment.

6

[4]	There is no CDSC on Investor C Shares after one year.
[5]

The Manager may waive a portion of the Fund’s Management Fee in connection with the Fund’s investment in an affiliated money market fund. Taking this waiver into account, the Net Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) would be 1.06%, 1.32%, 1.81% and 0.83% for Investor A, Investor B, Investor C and Institutional Shares, respectively.

[6]

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in residual interest bonds (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) for Investor A, Investor B, Investor C and Institutional Shares would be 1.00%, 1.26%, 1.75% and 0.77%, respectively.

[7]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$529	$751	$990	$1,675
Investor B Shares[2] Redemption	$535	$721	$929	$1,601
Investor B Shares No Redemption	$135	$421	$729	$1,601
Investor C Shares[2] Redemption	$285	$573	$985	$2,137
Investor C Shares No Redemption	$185	$573	$985	$2,137
Institutional Shares	$86	$268	$466	$1,037

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in residual interest bonds (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses if you did/did not redeem your shares would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$523	$730	$954	$1,598
Investor B Shares[2] Redemption	$528	$700	$892	$1,523
Investor B Shares No Redemption	$128	$400	$692	$1,523
Investor C Shares[2] Redemption	$278	$551	$949	$2,062
Investor C Shares No Redemption	$178	$551	$949	$2,062
Institutional Shares	$79	$246	$428	$954
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of CDSC.

Key Facts About BlackRock New Jersey Municipal Bond Fund

What is the Fund’s investment objective?

The investment objective of the BlackRock New Jersey Municipal Bond Fund (“New Jersey Fund”) is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of long term investment grade New Jersey municipal bonds. New Jersey municipal bonds are debt obligations issued by or on behalf of a governmental entity in New Jersey or other qualifying issuer that pay interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum

7

tax) and exempt from New Jersey personal income taxes. These bonds may be obligations of a variety of issuers including governmental entities in New Jersey and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its assets in New Jersey municipal bonds. When choosing investments, Fund management considers various factors, including the credit quality of issuers, yield analysis, maturity analysis and the call features of the obligations. Under normal circumstances, the Fund’s weighted average maturity will be more than ten years.

What are the main risks of investing in the New Jersey Fund?

The Fund cannot guarantee that it will achieve its investment objective.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

■

State Specific Risk — The Fund will invest primarily in municipal securities issued by or on behalf of the State of New Jersey. As a result, the Fund is more exposed to risks affecting issuers of New Jersey municipal securities.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The New Jersey Fund may be an appropriate investment for you if you:

■	Are looking for income that is exempt from Federal income tax and New Jersey personal income taxes

■	Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

■	Are looking for liquidity

■	Can tolerate the risk of loss caused by negative political or economic developments in New Jersey, changes in interest rates or adverse changes in the price of bonds in general

8

Risk/Return Information

The chart and table shown below give you a picture of the New Jersey Fund’s long-term performance for Institutional Shares (in the chart) and for Investor A, Investor B, Investor C and Institutional Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P/Investortools New Jersey Municipal Bond Index, a measure of New Jersey municipal bond market performance, and the S&P/Investortools Main Municipal Bond Index and the Barclays Capital Municipal Bond Index, measures of broader municipal bond market performance. Effective September 29, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools Main Municipal Bond Index and also added the S&P/Investortools New Jersey Municipal Bond Index as a secondary benchmark. The S&P/Investortools Main Municipal Bond Index provides a closer representation of the New Jersey Fund’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflects the investment strategy of the Fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Institutional Shares

ANNUAL TOTAL RETURNS

BlackRock New Jersey Municipal Bond Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 4.66% (quarter ended December 31, 2000) and the lowest return for a quarter was –4.12% (quarter ended September 30, 2008). The year-to-date return as of June 30, 2009 was 9.00%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock New Jersey Municipal Bond Fund — Institutional[1]:
Return Before Taxes[2]	–8.48%	1.72%	2.96%
Return After Taxes on Distributions[2]	–8.48%	1.71%	2.92%
Return After Taxes on Distributions and Sale of Fund Shares[2]	–3.95%	2.18%	3.20%
BlackRock New Jersey Municipal Bond Fund — Investor A3:
Return Before Taxes[2]	–12.51%	0.61%	2.27%
BlackRock New Jersey Municipal Bond Fund — Investor B3,4:
Return Before Taxes[2]	–13.26%	0.39%	1.95%
BlackRock New Jersey Municipal Bond Fund — Investor C3:
Return Before Taxes[2]	–10.20%	0.73%	1.95%
S&P/Investortools New Jersey Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–3.97%	2.83%	4.25%
S&P/Investortools Main Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–5.09%	2.35%	4.03%
Barclays Capital Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
[1]

The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional shares would be lower.

[2]	Includes all applicable fees and sales charges.
[3]

Prior to the Investor A, Investor B and Investor C inception date of October 2, 2006, the returns for Investor A, Investor B and Investor C shares are based upon performance of the Fund’s Institutional shares. The returns for Investor A, Investor B and Investor C shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to such shares.

[4]

Investor B Shares automatically convert to Investor A Shares after approximately seven years. All returns for periods greater than seven years reflect this conversion. As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment.

9

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor B and Investor C Shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the New Jersey Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	[1]	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[2]	4.50%	[3]	1.00%	[4]	None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None
Redemption Fee	None		None		None		None
Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares
Management Fee[5]	0.55%		0.55%		0.55%		0.55%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		None
Other Expenses	0.19%		0.21%	[6]	0.18%		0.27%	[6]
Interest Expense[7]	0.02%		0.02%		0.02%		0.02%
Acquired Fund Fees and Expenses[8]	0.01%		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses[5,8]	1.02%		1.79%	[6]	1.76%		0.85%	[6]
[1]	Reduced front-end sales charges may be available (see the section “Sales Charges Reduced or Eliminated for Investor A Shares” for more information regarding the reduction of front-end sales charges).
[2]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about Classes — Investor B Shares” for the complete schedule of CDSCs.) Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees. As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment.

[4]	There is no CDSC on Investor C Shares after one year.
[5]

The Manager has voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as per the “Voluntary Expense Cap” column below. The Manager may reduce or discontinue these voluntary waivers and/or reimbursements at any time without notice. In addition, the Manager may voluntarily waive a portion of the Fund’s Management Fee in connection with the Fund’s investment in an affiliated money market fund. Taking these voluntary waivers into account, the Net Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) would be:

Share Class	Voluntary Expense Cap	Net Annual Fund Operating Expenses
Investor A Shares	0.87%	0.88%
Investor B Shares	1.64%	1.65%
Investor C Shares	1.64%	1.65%
Institutional Shares	0.78%	0.79%
[6]	Restated to reflect current fees.
[7]

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in residual interest bonds (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) for Investor A, Investor B, Investor C and Institutional Shares would be 1.00%, 1.77%, 1.74% and 0.84% respectively.

[8]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.

10

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$525	$736	$964	$1,620
Investor B Shares[2] Redemption	$632	$913	$1,170	$1,808	[3]
Investor B Shares No Redemption	$182	$563	$970	$1,808	[3]
Investor C Shares[2] Redemption	$279	$554	$954	$2,073
Investor C Shares No Redemption	$179	$554	$954	$2,073
Institutional Shares	$87	$271	$471	$1,049

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in residual interest bonds (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses if you did/did not redeem your shares would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$523	$730	$954	$1,598
Investor B Shares[2] Redemption	$630	$907	$1,159	$1,786	[3]
Investor B Shares No Redemption	$180	$557	$959	$1,786	[3]
Investor C Shares[2] Redemption	$277	$548	$944	$2,052
Investor C Shares No Redemption	$177	$548	$944	$2,052
Institutional Shares	$86	$268	$466	$1,037
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of CDSC.
[3]	Based on the conversion of Investor B Shares to Investor A Shares after approximately seven years.

Key Facts About BlackRock Pennsylvania Municipal Bond Fund

What is the Fund’s investment objective?

The investment objective of the BlackRock Pennsylvania Municipal Bond Fund (“Pennsylvania Fund”) is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of long term investment grade Pennsylvania municipal bonds. Pennsylvania municipal bonds are debt obligations issued by or on behalf of a governmental entity in Pennsylvania or other qualifying issuer that pay interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Pennsylvania personal income taxes. These may be obligations of a variety of issuers including governmental entities in Pennsylvania and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its assets in Pennsylvania municipal bonds. When choosing investments, Fund management considers various factors, including the credit quality of issuers, yield analysis, maturity analysis and the call features of the obligations. Under normal circumstances, the Fund’s weighted average maturity will be more than ten years.

11

What are the main risks of investing in the Pennsylvania Fund?

The Fund cannot guarantee that it will achieve its investment objective.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

■

State Specific Risk — The Fund will invest primarily in municipal securities issued by or on behalf of the Commonwealth of Pennsylvania. As a result, the Fund is more exposed to risks affecting issuers of Pennsylvania municipal securities than is a municipal securities fund that invests more widely.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The Pennsylvania Fund may be an appropriate investment for you if you:

■	Are looking for income that is exempt from Federal income tax and Pennsylvania personal income taxes

■	Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

■	Are looking for liquidity

■	Can tolerate the risk of loss caused by negative political or economic developments in Pennsylvania, changes in interest rates or adverse changes in the price of bonds in general

12

Risk/Return Information

The chart and table shown below give you a picture of the Pennsylvania Fund’s long-term performance for Institutional Shares (in the chart) and for Investor A, Investor B, Investor C and Institutional Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P/Investortools Pennsylvania Municipal Bond Index, a measure of Pennsylvania municipal bond market performance, and the S&P/Investortools Main Municipal Bond Index and the Barclays Capital Municipal Bond Index, measures of broader municipal bond market performance. Effective September 29, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools Main Municipal Bond Index and also added the S&P/Investortools Pennsylvania Municipal Bond Index as a secondary benchmark. The S&P/Investortools Main Municipal Bond Index provides a closer representation of the Pennsylvania Fund’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflects the investment strategy of the Fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Institutional Shares

ANNUAL TOTAL RETURNS

BlackRock Pennsylvania Municipal Bond Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 5.24% (quarter ended September 30, 2002) and the lowest return for a quarter was –4.63% (quarter ended September 30, 2008). The year-to-date return as of June 30, 2009 was 8.16%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Pennsylvania Municipal Bond Fund — Institutional[1]:
Return Before Taxes[2]	–7.53%	1.37%	3.26%
Return After Taxes on Distributions[2]	–7.53%	1.34%	3.23%
Return After Taxes on Distributions and Sale of Fund Shares[2]	–3.31%	1.87%	3.48%
BlackRock Pennsylvania Municipal Bond Fund — Investor A3:
Return Before Taxes[2]	–11.66%	0.25%	2.56%
BlackRock Pennsylvania Municipal Bond Fund — Investor B3,4:
Return Before Taxes[2]	–12.29%	0.07%	2.26%
BlackRock Pennsylvania Municipal Bond Fund — Investor C3:
Return Before Taxes[2]	–9.41%	0.36%	2.23%
S&P/Investortools Pennsylvania Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–4.54%	2.48%	4.10%
S&P/Investortools Main Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–5.09%	2.35%	4.03%
Barclays Capital Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
[1]

The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional shares would be lower.

[2]	Includes all applicable fees and sales charges.
[3]

Prior to the Investor A, Investor B and Investor C inception date of October 2, 2006, the returns for Investor A, Investor B and Investor C shares are based upon performance of the Fund’s Institutional shares. The returns for Investor A, Investor B and Investor C shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to such shares.

[4]

Investor B Shares automatically convert to Investor A Shares after approximately seven years. All returns for periods greater than seven years reflect this conversion. As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment.

13

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor B and Investor C Shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the Pennsylvania Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	[1]	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[2]	4.50%	[3]	1.00%	[4]	None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None
Redemption Fee	None		None		None		None
Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares
Management Fee[5]	0.55%		0.55%		0.55%		0.55%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		None
Other Expenses	0.15%		0.16%		0.14%		0.27%	[6]
Interest Expense[7]	0.03%		0.03%		0.03%		0.03%
Acquired Fund Fees and Expenses[8]	0.03%		0.03%		0.03%		0.03%
Total Annual Fund Operating Expenses[5,8]	1.01%		1.77%		1.75%		0.88%	[6]
[1]	Reduced front-end sales charges may be available (see the section “Sales Charges Reduced or Eliminated for Investor A Shares” for more information regarding the reduction of front-end sales charges).
[2]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about Classes — Investor B Shares” for the complete schedule of CDSCs.) Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees. As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment.

[4]	There is no CDSC on Investor C Shares after one year.
[5]

The Manager has voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as per the “Voluntary Expense Cap” column below. The Manager may reduce or discontinue these voluntary waivers and/or reimbursements at any time without notice. In addition, the Manager may voluntarily waive a portion of the Fund’s Management Fee in connection with the Fund’s investment in an affiliated money market fund. Taking these voluntary waivers into account, the Net Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) would be:

Share Class	Voluntary Expense Cap	Net Annual Fund Operating Expenses
Investor A Shares	0.89%	0.92%
Investor B Shares	1.68%	1.71%
Investor C Shares	1.68%	1.71%
Institutional Shares	0.71%	0.74%
[6]	Restated to reflect current fees.
[7]

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in residual interest bonds (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) for Investor A, Investor B, Investor C and Institutional Shares would be 0.98%, 1.74%, 1.72% and 0.85% respectively.

[8]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.

14

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$524	$733	$959	$1,609
Investor B Shares[2] Redemption	$630	$907	$1,159	$1,789	[3]
Investor B Shares No Redemption	$180	$557	$959	$1,789	[3]
Investor C Shares[2] Redemption	$278	$551	$949	$2,062
Investor C Shares No Redemption	$178	$551	$949	$2,062
Institutional Shares	$90	$281	$488	$1,084

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in residual interest bonds (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses if you did/did not redeem your shares would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$521	$724	$944	$1,575
Investor B Shares[2] Redemption	$627	$898	$1,144	$1,756	[3]
Investor B Shares No Redemption	$177	$548	$944	$1,756	[3]
Investor C Shares[2] Redemption	$275	$542	$933	$2,030
Investor C Shares No Redemption	$175	$542	$933	$2,030
Institutional Shares	$87	$271	$471	$1,049
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of CDSC.
[3]	Based on the conversion of Investor B Shares to Investor A Shares after approximately seven years.

15

Details About the Funds

How Each Fund Invests

Investment Process

With respect to each Fund, BlackRock considers a variety of factors when choosing investments, such as:

■	Credit Quality of Issuers — based on bond ratings and other factors including economic and financial conditions

■	Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations have higher yields).

■

Maturity Analysis — the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

California Fund

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE CALIFORNIA FUND

The California Fund is managed by a team of financial professionals. Theodore R. Jaeckel, Jr., CFA and Walter
O’Connor, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Goal

The investment objective of the California Fund is to provide shareholders with income exempt from Federal and California income taxes.

Primary Investment Strategies

The Fund invests primarily in long term investment grade California municipal bonds. California municipal bonds are debt obligations issued by or on behalf of a governmental entity in California or other qualifying issuer that pay interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from California income tax. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in California or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds.

The Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Fund’s assets will be invested in investment grade securities. Under normal conditions, the Fund’s weighted average maturity will be more than ten years.

New Jersey Fund

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE NEW JERSEY FUND

The New Jersey Fund is managed by a team of financial professionals. Timothy T. Browse, Theodore R. Jaeckel,
Jr., CFA and Walter O’Connor, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for
additional information on the portfolio management team.

Investment Goal

The investment objective of the New Jersey Fund is to provide shareholders with income that is exempt from Federal income tax and New Jersey personal income taxes.

Primary Investment Strategy

The Fund invests primarily in long term investment grade New Jersey municipal bonds. New Jersey municipal bonds are debt obligations issued by or on behalf of a governmental entity in New Jersey or other qualifying issuer that pay

16

interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from New Jersey personal income taxes. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in New Jersey or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its assets in New Jersey municipal bonds.

The Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Fund’s assets will be invested in investment grade securities.

Under normal conditions, the Fund’s weighted average maturity will be more than ten years.

Pennsylvania Fund

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE PENNSYLVANIA FUND

The Pennsylvania Fund is managed by a team of financial professionals. Phillip Soccio, CFA, Theodore R. Jaeckel,
Jr., CFA and Walter O’Connor, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for
additional information on the portfolio management team.

Investment Goal

The investment objective of the Pennsylvania Fund is to provide shareholders with income that is exempt from Federal income tax and Pennsylvania personal income taxes.

Primary Investment Strategies

The Fund invests primarily in long term, investment grade Pennsylvania municipal bonds. Pennsylvania municipal bonds are debt obligations issued by or on behalf of a governmental entity in Pennsylvania or other qualifying issuer that pay interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Pennsylvania personal income taxes. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in Pennsylvania or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its assets in Pennsylvania municipal bonds.

The Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Fund’s assets will be invested in investment grade securities. Under normal conditions, the Fund’s weighted average maturity will be more than ten years.

Other Strategies

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

■

High Yield Bonds — Each Fund may invest up to 20% of its assets in high yield bonds (also known as “junk” bonds); however, the Funds will not invest in bonds that are in default or that Fund management believes will be in default.

■

Derivatives — Each Fund is permitted to engage in transactions in certain derivatives, such as financial futures contracts and options thereon, for hedging purposes. Each of the Funds may also invest in other derivatives, such as indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, for hedging purposes (including anticipatory hedges) or to enhance income. Derivatives are financial instruments whose value is derived from another security or an index. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. None of the Funds is required to use hedging and each may choose not to do so.

■

Indexed and Inverse Floating Rate Securities — Each Fund may invest in securities the potential return of which is directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. Each Fund may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters). In general, the return on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Each Fund may also purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts.

■	Insured Municipal Bonds — Each Fund may invest in municipal bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due.

■

Temporary Defensive Strategies — For temporary periods, each Fund may invest up to 35% of its assets in short term tax exempt or taxable money market obligations, although each Fund will not generally invest more than 20% of

17

its net assets in taxable money market obligations. As a temporary measure for defensive purposes, each Fund may invest without limitation in short term tax exempt or taxable money market obligations. These short term investments may limit the potential for the Funds to achieve their investment objectives.

■

Investment Companies — Each Fund has the ability to invest in other investment companies, such an exchange-traded funds, money market funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

■	Private Activity Bonds — Each Fund’s investments may include private activity bonds that may subject certain shareholders to a Federal alternative minimum tax.

■	Borrowing — Each Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment or dividends, for share repurchases or for the clearance of transactions.

■

Illiquid/Restricted Securities — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

■

Variable Rate Demand Obligations — Each Fund may invest in variable rate demand obligations, which are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution.

■

When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Objectives and Policies” in the Statement of Additional Information (“SAI”) also includes more information about the Funds, their investments and the related risks. As with any fund, there can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the fourth highest category (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Interest Rate Risk — Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — The faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. In California, general obligation bonds issued by entities other than the State of California are secured by an ad valorem tax levy.

18

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

State Specific Risk — The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.

California (California Fund) — California is currently experiencing significant financial stress. Falling home prices, limited credit availability, shrinking investment values, and growing job losses, among other factors, weighed heavily on the national and California economies in 2008, and continue to do so in 2009. The unemployment rate as of July 31, 2009 was 11.9%, almost double the rate at the start of 2008 and higher than the national average of 9.4%. The recession has had a profound, negative impact on state and local government revenues. As a result of continuing weakness in the State economy, State tax revenues are significantly below amounts projected in the 2008 and 2009 Budget Acts. As a result of continuing weakness in the State economy, the State commenced the 2009-10 fiscal year with a projected $26 billion budget shortfall which needed to be addressed by the State legislature and the Governor.

The amended 2009 budget bill includes approximately $15.6 billion in spending reductions, largely through cuts in education, health and welfare services. The budget also includes approximately $8 billion of revenue enhancements which consist of accounting changes, borrowings, revenue shifts which reduce future fiscal year’s revenues and other “one-time” fixes, some of which may be challenged in court. Budget gaps are likely to recur based on further deterioration of revenues. If the State’s economy continues to weaken, the State’s budget problems could continue to grow. The State is also facing serious cash flow difficulties. On July 2, 2009, the State Controller’s office started paying some State creditors with IOUs, or warrants, in order to preserve cash for other creditors with higher legal priority, such as bondholders. From July 2, 2009 through July 10, 2009, the State had issued almost $1.5 billion of such IOUs. All three major credit rating agencies have lowered their ratings on California State bonds in 2009, with Fitch lowering its rating multiple times. State general obligation bonds are, as of July 15, 2009, rated “Baa1” by Moody’s Investors Service, Inc. (“Moody’s”), “A” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), and “BBB” by Fitch Ratings (“Fitch”). Although the State has announced its intention to reenter the public credit markets to finance its current deficit, the State’s budgetary problems are likely to persist for years. Most local government agencies are also facing serious budget shortfalls as their main sources of revenues, property taxes and sales taxes, as well as fees based on real estate development, are all adversely impacted by the current economic recession. One California City, Vallejo, in Solano County, has filed for bankruptcy under Chapter 9 of the federal Bankruptcy Code.

California’s current economic problems heighten the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of potential issuer default. There is a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of a further downgrade in the credit rating of the State’s general obligation debt, could result in a reduction in the market value of the bonds held by the Fund, which could adversely affect the Fund’s net asset value or the distributions paid by the Fund. This is a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of the State’s tax-exempt obligations are subject. The national economy, legislative, legal and regulatory, social and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of the State and its various political subdivisions and agencies. While the Fund’s portfolio managers try to reduce risks by selecting a wide variety of municipal securities, it is not possible to predict whether or to what extent the current economic and

19

political issues or any other factors may affect the ability of the State or municipal issuers in California to pay interest or principal on their bonds or the ability of such bonds to maintain market value or marketability. The Fund is also unable to predict what impact these factors may have on its net asset value or its distributions to shareholders.

New Jersey (New Jersey Fund) — New Jersey and the nation are expected to continue to experience further deterioration in near-term economic growth in 2009. According to the Beige Book on economic performance released by the Federal Reserve Board on March 4, 2009, the Federal Reserve Board stated that economic conditions continued to deteriorate through February 2009. The latest New Jersey economic forecasts from Global Insight, Moody’s Economy.com and Rutgers University expect recessionary conditions to continue through 2009, with credit still tight and financial markets in continued turmoil. However, the State may experience further near-term deterioration in growth and the expected pace of economic expansion may decline further if consumers, investors and businesses become more concerned about the unemployment rate, credit availability, financial market stresses, and geopolitical tensions. Currently, S&P rates the State of New Jersey’s general obligation bonds AA. Moody’s and Fitch rate the State of New Jersey’s general obligation bonds Aa3 and AA-, respectively.

Pennsylvania (Pennsylvania Fund) — Although the Pennsylvania economy has diversified into other industries, it has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing laws or laws with respect to tax-exempt financing. Further, Pennsylvania has experienced the effects of the national economic recession, including increased unemployment rates and revenue shortfalls. General Fund revenue collections declined 8.6 percent on a year-over-year basis during fiscal year 2009 with final collections $3,254.6 million or 11.3 percent below estimate. In response to declining revenue collections in fiscal year 2009, the Commonwealth implemented a number of steps to reduce expenditures during fiscal year 2009. Pennsylvania commenced fiscal year 2010 without a budget agreement, although a bridge budget was enacted which provides for the full fiscal year 2010 funding for (i) essential general government operations, including the payment of wages and salaries to most Commonwealth employees; (ii) the payment of general obligation debt service; (iii) the payment of appropriation and/or lease-supported debt of the Commonwealth; (iv) the incarceration of convicted offenders within state correctional institutions; (v) the provision of state police services, and; (vi) certain mandated costs for the provision of health and welfare programs. A tentative agreement has been reportedly reached on a $27.9 billion budget for fiscal 2010. Fund management believes that current economic conditions in Pennsylvania will enable the Fund to continue to invest in high quality Pennsylvania bonds. Moody’s, S&P and Fitch currently rate the Commonwealth of Pennsylvania’s general obligation bonds Aa2, AA and AA, respectively.

Call Risk — Call risk is the chance that during periods of falling interest rates, an issuer of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential income and may have to invest the proceeds in bonds with lower yields.

Non-Diversification Risk (New Jersey Fund and Pennsylvania Fund) — Each Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing and Leverage Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

Derivatives Risks — A Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also

20

reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

High Yield Bond (“Junk Bond”) Risks — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

■

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

■	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

■	The credit rating of a high yield security does not necessarily address its market value risk.

Illiquid Securities Risk — If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Indexed and Inverse Floating Rate Securities Risks — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate. Investments in inverse floaters may subject the Funds to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities.

Insured Municipal Bond Risks — Bonds purchased by the Fund may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Fund or its shareholders from losses caused by declines in a bond’s market value.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Taxability Risk — The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. In addition, future laws,

21

regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Variable Rate Demand Obligations Risks — Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Fund may lose money.

When Issued and Delayed Delivery Securities and Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

22

Account Information

How to Choose the Share Class that Best Suits Your Needs

The California Fund currently offers six share classes (Investor A, Investor B, Investor C, and Institutional Shares in this prospectus), the New Jersey Fund currently offers eight shares classes (Investor A, Investor B, Investor C and Institutional Shares in this prospectus), and the Pennsylvania Fund currently offers eight share classes (Investor A, Investor B, Investor C and Institutional Shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial adviser or financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional shares, you will not pay any sales charge. However, only certain investors may buy Institutional shares. If you select Investor A shares, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor C shares.

Investor B shares are offered on a very limited basis as described below. Investor B shares are subject to ongoing service and distribution fees and may be subject to a deferred sales charge.

The Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of each of the share classes of the California Fund.

Share Classes at a Glance

	Investor A1	Investor B1	Investor C1	Institutional[1]
Availability	Generally available through financial intermediaries.	Available only for exchange and for dividend and capital gain reinvestment.	Generally available through financial intermediaries.[2]

Limited to certain investors, including:

•  Current Institutional shareholders that meet certain requirements

•  Certain retirement plans

•  Participants in certain programs sponsored by BlackRock or its affiliates or financial intermediaries

•  Certain employees and affiliates of BlackRock or its affiliates.

Minimum Investment	• $1,000 for all accounts except: • $250 for certain fee-based programs • $100 for retirement plans • $50, if establishing Automatic Investment Plan (AIP)	Investor B Shares are not generally available for purchase (see above).	• $1,000[3] for all accounts except: • $250 for certain fee-based programs • $100 for retirement plans • $50, if establishing Automatic Investment Plan (AIP)	• $2 million for institutions and individuals • Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.
Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges are available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

23

Share Classes at a Glance

	Investor A1	Investor B1	Investor C1	Institutional[1]
Deferred Sales Charge?	No. (May be charged for purchases of $1 million or more that are redeemed within eighteen months).	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No.
Distribution and Service (12b-1) Fees?	No Distribution Fee. 0.25% Annual Service Fee.	0.25% Annual Distribution Fee. 0.25% Annual Service Fee.	0.75% Annual Distribution Fee. 0.25% Annual Service Fee.	No.
Redemption Fees?	No.	No.	No.	No.
Conversion to Investor A1 Shares?	No.	Yes, automatically after approximately ten years.	No.	No.
Advantage	Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.	No up-front sales charge so you start off owning more shares.	No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to Investor A or Investor B Shares.	No up-front sales charge so you start off owning more shares.
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	You pay ongoing distribution fees each year you own Investor B Shares, which means that you can expect lower total performance than Investor A Shares.	You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than Investor A Shares. Unlike Investor B Shares, Investor C Shares do not convert to Investor A1 Shares, so you will continue paying the ongoing distribution fees as long as you hold the Investor C Shares. Over the long term, this can add up to higher total fees than Investor A1 Shares	Limited availability.
[1]	Please see “Details About the Share Classes” for more information about each share class.
[2]

If you establish a new account directly with the Fund and do not have a financial intermediary associated with your account, you may only invest in Investor A Shares. Applications without a financial intermediary that select Investor C Shares will not be accepted.

[3]	The Fund will not accept a purchase order of $500,000 or more for Investor C Shares. Your financial professional may set a lower maximum for Investor C Shares.

The following pages will cover the additional details of each share class, including the Institutional Shares requirements, the sales charge table for Investor A Shares, reduced sales charge information, Investor B and Investor C Share CDSC information, and sales charge waivers.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

24

The table below summarizes key features of each of the share classes of the New Jersey Fund and the Pennsylvania Fund.

Share Classes at a Glance

	Investor A1	Investor B1	Investor C1	Institutional[1]
Availability	Generally available through financial intermediaries.	Available only for exchange and for dividend and capital gain reinvestment.	Generally available through financial intermediaries.[2]

Limited to certain investors, including:

• Current Institutional shareholders that meet certain requirements

• Certain retirement plans

• Participants in certain programs sponsored by BlackRock or its affiliates or financial intermediaries

• Certain employees and affiliates of BlackRock or its affiliates .

Minimum Investment	• $1,000 for all accounts except: • $250 for certain fee-based programs • $100 for retirement plans • $50, if establishing Automatic Investment Plan (AIP)	Investor B Shares are not generally available for purchase (see above).	• $1,000[3] for all accounts except: • $250 for certain fee-based programs • $100 for retirement plans • $50, if establishing Automatic Investment Plan (AIP)	• $2 million for institutions and individuals • Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.
Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges are available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No. (May be charged for purchases of $1 million or more that are redeemed within eighteen months).	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No.
Distribution and Service (12b-1) Fees?	No Distribution Fee. 0.25% Annual Service Fee.	0.75% Annual Distribution Fee. 0.25% Annual Service Fee.	0.75% Annual Distribution Fee. 0.25% Annual Service Fee.	No.
Redemption Fees?	No.	No.	No.	No.
Conversion to Investor A Shares?	N/A	Yes, automatically after approximately seven years.	No.	No.
Advantage	Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.	No up-front sales charge so you start off owning more shares.	No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to Investor A or Investor B Shares.	No up-front sales charge so you start off owning more shares.

25

Share Classes at a Glance

	Investor A1	Investor B1	Investor C1	Institutional[1]
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	You pay ongoing distribution fees each year you own Investor B Shares, which means that you can expect lower total performance than Investor A Shares.	You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than Investor A Shares. Unlike Investor B Shares, Investor C Shares do not convert to Investor A Shares, so you will continue paying the ongoing distribution fees as long as you hold the Investor C Shares. Over the long term, this can add up to higher total fees than Investor A Shares.	Limited availability.
[1]	Please see “Details About the Share Classes” for more information about each share class.
[2]

If you establish a new account directly with the Fund and do not have a financial intermediary associated with your account, you may only invest in Investor A Shares. Applications without a financial intermediary that select Investor C Shares will not be accepted.

[3]	The Fund will not accept a purchase order of $500,000 or more for Investor C Shares. Your financial professional may set a lower maximum for Investor C Shares.

The following pages will cover the additional details of each share class, including the Institutional Shares requirements, the sales charge table for Investor A Shares, reduced sales charge information, Investor B and Investor C Share CDSC information, and sales charge waivers.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Details about the Share Classes

Investor A Shares — Initial Sales Charge Option

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation as a % of Offering Price
Less than $100,000	4.25%	4.44%	4.00%
$100,000 but less than $250,000	3.25%	3.36%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,00,000	2.25%	2.30%	2.00%
$1,000,000 and over[2]	0.00%	0.00%	—[2]
[1]	Rounded to the nearest one-hundredth percent.
[2]

If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the financial intermediary from its own resources. See the SAI for details. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Fund dividends or capital gains.

26

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Shares Charge Option” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below). Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together. These may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the right of accumulation and Letter of Intent the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Fund, the investor should inform the financial professional, financial intermediary or BlackRock Funds of any other shares of the Fund or any other BlackRock Fund owned by (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. Failure by the investor to notify the financial professional, financial intermediary or the BlackRock Funds, may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The financial professional, financial intermediary or the BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children under the age of 21 — showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Fund and/or the investor’s financial professional, financial intermediary or BlackRock Funds may not be able to maintain this information.

For more information, see the SAI or contact your financial professional or financial intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, Investor B, Investor C or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1 and Institutional Shares in most BlackRock Funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

A sales charge waiver on a purchase of Investor A Shares may also apply for:

■	Authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans;

■	Persons investing through an authorized payroll deduction plan;

■	Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”);

27

■	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund;

■	Persons associated with the Fund, the Fund’s Distributor, BlackRock, the Fund’s sub-adviser or Transfer Agent, and their affiliates;

■

Persons participating in a fee-based program under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and

■	Employees of MetLife.

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “Contingent Deferred Sales Charge Waivers.”

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B or Investor C Shares, you do not pay an initial sales charge at the time of purchase. Investor B Shares are currently available for purchase only through exchanges and dividend reinvestments by current holders of Investor B Shares and for purchase by certain employee benefit plans. However, if you redeem your Investor B Shares within six years after purchase or your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge. The charge will apply to the lesser of the original cost of shares being redeemed or the proceeds of your redemption and is calculated without regard to any redemption fee. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. You will also pay distribution fees of 0.75% (0.25% for Investor B Shares of the California Fund) and service fees of 0.25% for both classes of shares each year. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial professional or financial intermediary who assists you in purchasing Fund shares.

The Distributor currently pays dealers a sales concession of 4.00% of the purchase price of Investor B Shares from its own resources at the time of sale. The Distributor also normally pays the annual Investor B Shares service fee to dealers as a shareholder servicing fee on a monthly basis. The Distributor normally retains the Investor B Shares distribution fee.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C Shares from its own resources at the time of sale. The Distributor pays the annual Investor C Shares distribution fee and the annual Investor C Shares service fee as an ongoing concession and as a shareholder servicing fee, respectively, to dealers for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. Under certain circumstances, the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B Shares

If you redeem Investor B Shares within six years after purchase, you may be charged a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. When you redeem Investor B Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor B Shares that are not subject to the deferred sales charge are redeemed first. After that, the Fund redeems the Shares that have been held the longest. In addition, no deferred sales charge is charged on Investor B Shares acquired through the reinvestment of dividends or distributions. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedules:

28

California Fund

Years Since Purchase	Sales Charge[1]
0 – 1	4.00%
1 – 2	4.00%
2 – 3	3.00%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%

New Jersey Fund and Pennsylvania Fund

Years Since Purchase	Sales Charge[1]
0 – 1	4.50%
1 – 2	4.00%
2 – 3	3.50%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%
[1]

The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock Fund, the original deferred sales charge schedule will apply.

Any CDSC paid on a redemption of Investor B Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Your Investor B Shares convert automatically into Investor A Shares (for the New Jersey Fund and the Pennsylvania Fund) and into Investor A1 Shares (for the California Fund) approximately seven years after purchase (ten years for the California Fund). Any Investor B Shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A and Investor A1 Shares are subject to lower annual expenses than Investor B Shares. The conversion of Investor B Shares to Investor A Shares or Investor A1 Shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Investor B Shares of different BlackRock Funds. For example, Investor B Shares of fixed-income funds typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B Shares in an exchange from another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B Shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C Shares

If you redeem Investor C Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and will be calculated without regards to any redemption fee. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C Shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor A, Investor B and Investor C Shares may be reduced or waived in certain circumstances, such as:

■	Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans

29

■	Exchanges pursuant to the exchange privilege, as described in “How to Exchange Shares or Transfer your Account”

■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006

■	Redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or an affiliate

■

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)

■	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares

■	Involuntary redemptions made of shares in accounts with low balances

■	Certain redemptions made through the Systematic Withdrawal Plan offered by the Fund, BlackRock or an affiliate

■	Redemptions related to the payment of PNC Trust Company custodial IRA fees

■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares. The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Eligible Institutional investors include the following:

■

Investors who currently own Institutional Shares of the Fund may make additional purchases of Institutional Shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums;

■	Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund;

■	Certain qualified retirement plans;

■	Investors in selected fee-based programs;

■	Clients of registered investment advisers who have $250,000 invested in the Fund;

■

Trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets;

■	Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor;

■	Holders of certain Merrill Lynch sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Fund; and

■	Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc. (“Merrill Lynch”), The PNC Financial Services Group, Inc. (“PNC”) or their affiliates.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or financial intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason.

30

In addition, the Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	First, select the share class appropriate for you

Refer to the “Share Classes at a Glance” table in this prospectus (be sure to read this prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your financial professional can help you determine which share class is appropriate for you.

Next, determine the amount of your investment

•  Refer to the minimum initial investment in the “Share Classes at a Glance” table of this prospectus. Be sure to note the maximum investment amounts in Investor C Shares.

•  See “Account Information — Details About the Share Classes” for information on a lower initial investment requirement for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Have your financial professional or financial intermediary submit your purchase order

The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“Exchange” or “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Other financial intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly with BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to “BlackRock Funds” to PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), at the address on the application.
Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 for all accounts except that certain retirement plans may have a lower minimum for additional purchases and certain programs may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances.)
	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary. For more details on purchasing by Internet see below.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.

Purchase by VRU: Investor Shares may also be purchased by use of the Fund’s automated voice response unit service (“VRU”) at (800) 441-7762.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at

www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made.

Certain institutional clients’ purchase orders of Institutional Shares placed by wire prior to the close of business on the NYSE will be

31

How to Buy Shares

	Your Choices	Important Information for You to Know

Add to Your Investment (continued)	Or contact BlackRock (for accounts held directly with BlackRock) (continued)

placed at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. The Fund limits Internet purchases in shares of the Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your financial professional (if your account is not held directly with BlackRock).
Participate in the Automatic Investment Plan (“AIP”)

BlackRock’s Automatic Investment Plan (“AIP”) allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Account Services and Privileges” section of this prospectus for additional information.

How to Pay for Shares	Making payment for purchases

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your financial professional or financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day (in the case of Investor Shares) or first business day (in the case of Institutional Shares) following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or financial intermediary will be responsible for any loss to the Fund.

For shares purchased directly from the Fund, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

32

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your financial professional or other financial intermediary submit your sales order

You can make redemption requests through your financial professional. Shareholders should indicate whether they are redeeming Investor A, Investor B, Investor C or Institutional Shares. The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial professional or financial intermediary prior to that day’s close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Financial intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming.

The Fund may reject an order to sell shares under certain

circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming

Redeem by Telephone: You may sell Investor Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the Automated Clearing House Network (ACH) or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details.

You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by VRU: Investor Shares may also be redeemed by use of the Fund’s automated voice response unit service (VRU). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

33

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)

Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019 or for overnight delivery, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860-1427. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Payment of Redemption Proceeds

Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by the Fund.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally sent on the next business day following redemption on which the Fund’s custodian is open for business.

The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund. No charge for sending redemption payments via ACH is imposed by the Fund.

* * *

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

34

How to Exchange Shares or Transfer your Account

	Your Choices	Important Information for You to Know

Exchange Privilege	Selling shares of one fund to purchase shares of another BlackRock Fund (“exchanging”)

Investor A, Investor B, Investor C, and Institutional Shares of the Fund are generally exchangeable for shares of the same class of another BlackRock Fund.

You can exchange $1,000 or more of Investor A, Investor B or Investor C Shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor A, Investor B or Investor C Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of a Fund may make exchanges into Institutional Shares of other BlackRock funds except for investors holding shares through certain client accounts at financial professionals that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors. If you held the exchanged shares for 30 days or less you may be charged a redemption fee (please refer to the “Redemption Fee” section of this prospectus for additional information).

Some of the BlackRock Funds impose a different deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege, you may contact your financial professional or financial intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short Term Trading Policy” below. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Transfer Shares to Another Financial Intermediary	Transfer to a participating financial intermediary

You may transfer your shares of the Fund only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

Transfer to a non-participating financial intermediary

You must either:

•  Transfer your shares to an account with the Fund; or

•  Sell your shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call

(800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

35

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan (AIP)	Allows systematic investments on a periodic basis from checking or savings account.	BlackRock’s Automatic Investment Plan (AIP) allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the Automatic Investment Plan application. The minimum investment amount for an automatic investment plan is $50 per portfolio. There is no AIP for Investor B Shares.
Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to special payee. Please call (800) 441-7762 for details. If investing into another fund at BlackRock, the receiving fund must be open to new purchases.
EZ Trader	Allows an investor to purchase or sell Investor class shares by telephone or over the Internet through ACH.

(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your financial professional if your account is held elsewhere).

Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Systematic Exchange	This feature can be used by investors to systematically exchange money from one fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required and investments in any additional funds must meet minimum initial investment requirements.
Systematic Withdrawal Plan (SWP)	This feature can be used by investors who want to receive regular distributions from their accounts.

To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a BlackRock Fund.

Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A, Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A, Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A, Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or financial intermediary for details.

36

Reinstatement Privilege	If you redeem Investor A or Institutional Shares, and within 60 days buy new Investor A Shares of the SAME fund, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial professional of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Fund’s Rights

Each Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act;

■

Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 (or the minimum required initial investment for Institutional Shares) due to redemptions you have made. You will be notified that the value of your account is less than $500 (or the minimum required initial investment for Institutional Shares) before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 (or the minimum required initial investment for Institutional Shares) before the Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or financial intermediaries that have agreements with the Distributor, you may be able to buy Institutional Shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of the Fund, but may be subject to upfront sales charges. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional or financial intermediary.

Short-Term Trading Policy

The Board has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to

37

short-term market fluctuations — also known as “market timing.” The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of the Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Redemption Fee

The Funds do not charge a redemption fee. However, certain BlackRock Funds listed below (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

38

The following BlackRock-advised funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Plans

The Funds have adopted plans (the “Plans”) that allows each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plans, Investor B and Investor C Shares pay a distribution fee to the Distributor, and/or its affiliates including PNC and its affiliates and to Merrill Lynch and/or Bank of America Corporation (“BAC”) and their affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC for sales support services provided in connection with the sale of Investor B and Investor C Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses. All Investor B and Investor C Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the Fund. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plans, a Fund also pays shareholder servicing fees (also referred to as shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor A, Investor B and Investor C Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor A, Investor B and Investor C Shares of the Fund. All Investor A, Investor B and Investor C Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A, Investor B and Investor C Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor A, Investor B and Investor C Shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares. Because the fees paid by the Funds under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B and Investor C Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plans, including a complete list of services provided thereunder, see the SAI.

39

Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a financial intermediary pursuant to a Plan and fees a Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a financial intermediary pursuant to which the Fund will pay a financial intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the financial intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

40

Management of the Funds

BlackRock

BlackRock, each Fund’s manager, manages the Fund’s investments and its business operations subject to the oversight of the Board of Trustees of each Fund. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Investment Management, LLC, each Fund’s sub-adviser (the “Sub-Adviser”), is a registered investment adviser organized in 1999. BlackRock Investment Management, LLC is also a commodity pool operator. BlackRock and its affiliates had approximately $1.373 trillion in investment company and other portfolio assets under management as of June 30, 2009.

Each Fund has entered into a management agreement with BlackRock.

BlackRock has sub-advisory agreements with the Sub-Adviser, an affiliate of BlackRock, under which BlackRock pays the Sub-Adviser for services they provide a fee equal to a percentage of the management fee paid to BlackRock under the management agreements. The Sub-Adviser is responsible for the day-to-day management of the Funds’ portfolios.

For the fiscal year ended May 31, 2009, the aggregate management fees, net of any applicable waivers, paid by the Funds to BlackRock as a percentage of each Fund’s average daily net assets were:

California Fund	0.53%
New Jersey Fund	0.49%
Pennsylvania Fund	0.52%

With respect to each of the California Fund, the New Jersey Fund and the Pennsylvania Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $500 million	0.55%
$500 million – $1 billion	0.525%
Greater than $1 billion	0.50%

A discussion of the basis for each Board of Trustees’ approval of the management agreement and the sub-advisory agreement with respect to each of the Funds is included in the respective Fund’s semi-annual shareholder report for the fiscal period ended November 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

41

California Fund

The Fund is managed by a team of financial professionals. Walter O’Connor, CFA and Theodore R. Jaeckel, Jr., CFA are the co-portfolio managers and are jointly and primarily responsible for the day to day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Walter O’Connor, CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	1993	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1998 to 2005.
Theodore R. Jaeckel, Jr., CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.

New Jersey Fund

The Fund is managed by a team of financial professionals. Walter O’Connor, CFA, Theodore R. Jaeckel, Jr., CFA and Timothy T. Browse are the co-portfolio managers and are jointly and primarily responsible for the day to day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Walter O’Connor, CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1998 to 2005.
Theodore R. Jaeckel, Jr., CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Timothy T. Browse, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Director of BlackRock, Inc. since 2008; Vice President of BlackRock, Inc. from 2006 to 2007; Vice President of MLIM from 2004 to 2006.

Pennsylvania Fund

The Fund is managed by a team of financial professionals. Walter O’Connor, CFA, Theodore R. Jaeckel, Jr., CFA and Phillip Soccio, CFA are the co-portfolio managers and are jointly and primarily responsible for the day to day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Walter O’Connor, CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1998 to 2005.
Theodore R. Jaeckel, Jr., CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Phillip Soccio, CFA Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Director of BlackRock, Inc., since 2009; Vice President of BlackRock, Inc. from 2005 to 2009; Associate of BlackRock, Inc. from 2002 to 2004.

42

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Funds for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses, and Investor A Shares will have a higher net asset value than Investor B or Investor C Shares. Also, dividends paid on Investor A and Institutional Shares will generally be higher than dividends paid on Investor B and Investor C Shares because Investor A and Institutional Shares have lower expenses.

43

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of amortized cost. Certain Funds may invest in foreign securities. Foreign currency exchange rates are generally determined as of the close of business on the Exchange. Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Funds may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

You may want to avoid buying shares shortly before a Fund pays a dividend although the impact on you will be significantly less than if you were invested in a Fund paying fully taxable dividends. The reason? If you buy shares when a fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each Fund will distribute net investment income, if any, monthly and net realized capital gain, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the Transfer Agent.

Each Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes and exempt from California, New Jersey or Pennsylvania personal income taxes, respectively, with respect to the California Fund, the New Jersey Fund and the Pennsylvania Fund.

Each Fund will purchase a municipal security only if it is accompanied by an opinion of bond counsel, delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes and exempt from personal income taxes in California, New Jersey or Pennsylvania, as applicable (i.e., “tax-exempt”). For purposes of each Fund’s investment strategies, municipal securities and municipal bonds do not include certain tax credit bonds or tax subsidy bonds issued by municipalities and/or states, the interest on which is taxable for Federal income tax purposes. Holders of tax credit bonds may be entitled to be allocated income tax credits of certain amounts. To the extent dividends distributed by a Fund are derived from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. Interest income from other investments may produce taxable dividend distributions.

44

Each Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Dividend distributions derived from taxable interest income will be subject to Federal income tax and applicable state and local taxes. Dividend distributions derived from capital gains realized by a Fund on portfolio securities will be subject to Federal income tax and applicable state and local taxes.

If you redeem or exchange shares of a Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investment in private activity bonds.

Generally, within 60 days after the end of a Fund’s taxable year, the Fund will tell you the amount of exempt-interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares in the Fund. The tax treatment of dividends from a Fund is the same whether you choose to receive dividends in cash or to have them reinvested in shares of the Fund.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

California Fund

So long as, at the close of each quarter of the California Fund’s taxable year, at least 50% of the California Fund’s assets consists of California municipal bonds, exempt-interest dividends not exceeding the interest received on such California municipal bonds will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, the dividends derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from income tax in that state.

New Jersey Fund

To the extent that the distributions by the New Jersey Fund are derived from interest or gains from New Jersey municipal bonds and the Fund meets certain state tax requirements, they are also exempt from New Jersey state and local personal income taxes. Interest income from other investments may produce taxable dividend distributions. Dividends derived from capital gains realized by the New Jersey Fund may be subject to state and local income or property tax to the extent not attributable to gains from New Jersey municipal bonds. If you are subject to income tax in a state other than New Jersey, the dividends and gains derived from New Jersey municipal bonds generally will not be exempt from income tax in that state.

Pennsylvania Fund

To the extent that the distributions by the Pennsylvania Fund are derived from interest on Pennsylvania municipal bonds and the Fund meets certain state tax requirements, they are also exempt from Pennsylvania state personal income taxes. In the case of residents of the City of Philadelphia, distributions by the Pennsylvania Fund that are derived from interest on Pennsylvania municipal bonds and distributions that are designated as capital gain dividends for federal income tax purposes will also be exempt from the Philadelphia School District investment net income tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than Pennsylvania, the dividends derived from Pennsylvania municipal bonds generally will not be exempt from income tax in that state.

This section summarizes some of the consequences under current tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Funds under all applicable tax laws.

45

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

BlackRock California Municipal Bond Fund

	Institutional
	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008	Year Ended August 31,
			2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.22	$11.26	$11.52	$11.70	$11.72	$11.54
Net investment income[1]	0.47	0.36	0.48	0.51	0.54	0.56
Net realized and unrealized gain (loss)	(0.20)	(0.05)	(0.25)	(0.18)	(0.02)	0.17
Net increase from investment operations	0.27	0.31	0.23	0.33	0.52	0.73
Dividends and distributions from:
Net investment income	(0.47)	(0.35)	(0.49)	(0.51)	(0.54)	(0.55)
Net realized gain	(0.00)[2]	—	(0.00)[2]	—	—	—
Total dividends and distributions	(0.47)	(0.35)	(0.49)	(0.51)	(0.54)	(0.55)
Net asset value, end of period	$11.02	$11.22	$11.26	$11.52	$11.70	$11.72
Total Investment Return[3]
Based on net asset value	2.63%	2.84%[4]	1.99%	2.93%	4.50%	6.48%
Ratios to Average Net Assets
Total expenses	0.82%	0.87%[6]	0.93%	0.92%	0.79%	0.73%
Total expenses after fees waived	0.81%	0.87%[6]	0.93%	0.91%	0.78%	0.73%
Total expenses after fees waived and excluding interest expense and fees[5]	0.74%	0.74%[6]	0.71%	0.68%	0.68%	0.68%
Net investment income	4.36%	4.22%[6]	4.11%	4.45%	4.60%	4.76%
Supplemental Data
Net assets, end of period (000)	$39,135	$44,782	$46,481	$42,053	$36,105	$36,132
Portfolio turnover	54%	31%	43%	30%	27%	22%
[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns exclude the effect of any sales charges.
[4]	Aggregate total investment return.
[5]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

46

Financial Highlights (continued)

BlackRock California Municipal Bond Fund

	Investor A
	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008	Period October 2, 2006[1] to August 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$11.21	$11.25	$11.55
Net investment income[2]	0.45	0.33	0.37
Net realized and unrealized loss	(0.21)	(0.04)	(0.25)
Net increase from investment operations	0.24	0.29	0.12
Dividends and distributions from:
Net investment income	(0.44)	(0.33)	(0.42)
Net realized gain	(0.00)[3]	—	(0.00)[3]
Total dividends and distributions	(0.44)	(0.33)	(0.42)
Net asset value, end of period	$11.01	$11.21	$11.25
Total Investment Return[4]
Based on net asset value	2.40%	2.65%[5]	1.05%[5]
Ratios to Average Net Assets
Total expenses	1.05%	1.13%[7]	1.19%[7]
Total expenses after fees waived	1.04%	1.12%[7]	1.18%[7]
Total expenses after fees waived and excluding interest expense and fees[6]	0.97%	0.99%[7]	0.96%[7]
Net investment income	4.17%	3.95%[7]	3.89%[7]
Supplemental Data
Net assets, end of period (000)	$25,874	$20,306	$12,452
Portfolio turnover	54%	31%	43%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than $(0.01) per share.
[4]	Total investment returns exclude the effect of sales charges.
[5]	Aggregate total investment return.
[6]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[7]	Annualized.

47

Financial Highlights (continued)

BlackRock California Municipal Bond Fund

	Investor B
	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008	Year Ended August 31,
			2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.23	$11.26	$11.53	$11.70	$11.72	$11.54
Net investment income[1]	0.42	0.31	0.42	0.46	0.48	0.50
Net realized and unrealized gain (loss)	(0.20)	(0.03)	(0.26)	(0.17)	(0.02)	0.18
Net increase from investment operations	0.22	0.28	0.16	0.29	0.46	0.68
Dividends and distributions from:
Net investment income	(0.42)	(0.31)	(0.43)	(0.46)	(0.48)	(0.50)
Net realized gain	(0.00)[2]	—	(0.00)[2]	—	—	—
Total dividends and distributions	(0.42)	(0.31)	(0.43)	(0.46)	(0.48)	(0.50)
Net asset value, end of period	$11.03	$11.23	$11.26	$11.53	$11.70	$11.72
Total Investment Return[3]
Based on net asset value	2.13%	2.55%[4]	1.39%	2.50%	3.98%	5.94%
Ratios to Average Net Assets
Total expenses	1.31%	1.36%[6]	1.43%	1.42%	1.29%	1.24%
Total expenses after fees waived	1.30%	1.36%[6]	1.43%	1.42%	1.29%	1.24%
Total expenses after fees waived and excluding interest expense and fees[5]	1.23%	1.23%[6]	1.21%	1.18%	1.19%	1.18%
Net investment income	3.86%	3.73%[6]	3.61%	3.95%	4.10%	4.25%
Supplemental Data
Net assets, end of period (000)	$24,705	$37,540	$47,753	$69,647	$96,650	$118,304
Portfolio turnover	54%	31%	43%	30%	27%	22%
[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns exclude the effect of sales charges.
[4]	Aggregate total investment return.
[5]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

48

Financial Highlights (continued)

BlackRock California Municipal Bond Fund

	Investor C
	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008	Period October 2, 2006[1] to August 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$11.22	$11.26	$11.55
Net investment income[2]	0.36	0.27	0.30
Net realized and unrealized loss	(0.20)	(0.04)	(0.25)
Net increase from investment operations	0.16	0.23	0.05
Dividends and distributions from:
Net investment income	(0.36)	(0.27)	(0.34)
Net realized gain	(0.00)[3]	—	(0.00)[3]
Total dividends and distributions	(0.36)	(0.27)	(0.34)
Net asset value, end of period	$11.02	$11.22	$11.26
Total Investment Return[4]
Based on net asset value	1.64%	2.08%[5]	0.44%[5]
Ratios to Average Net Assets
Total expenses	1.80%	1.86%[7]	1.95%[7]
Total expenses after fees waived	1.79%	1.85%[7]	1.94%[7]
Total expenses after fees waived and excluding interest expense and fees[6]	1.72%	1.72%[7]	1.72%[7]
Net investment income	3.41%	3.22%[7]	3.13%[7]
Supplemental Data
Net assets, end of period (000)	$13,588	$9,425	$5,448
Portfolio turnover	54%	31%	43%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than $(0.01) per share.
[4]	Total investment returns exclude the effect of sales charges.
[5]	Aggregate total investment return.
[6]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[7]	Annualized.

49

Financial Highlights (continued)

BlackRock New Jersey Municipal Bond Fund

	Institutional
	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Year Ended July 31,
			2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.30	$10.58	$10.64	$10.73	$10.24	$10.21
Net investment income[1]	0.46	0.39	0.51	0.45	0.48	0.52
Net realized and unrealized gain (loss)	(0.45)	(0.28)	(0.11)	(0.09)	0.48	0.02
Net increase from investment operations	0.01	0.11	0.40	0.36	0.96	0.54
Dividends and distributions from:
Net investment income	(0.46)	(0.39)	(0.46)	(0.45)	(0.47)	(0.51)
Net realized gain	—	—	—	(0.00)[2]	—	—
Total dividends and distributions	(0.46)	(0.39)	(0.46)	(0.45)	(0.47)	(0.51)
Net asset value, end of period	$9.85	$10.30	$10.58	$10.64	$10.73	$10.24
Total Investment Return[3]
Based on net asset value	0.27%	1.08%[4]	3.80%	3.46%	9.60%	5.35%
Ratios to Average Net Assets
Total expenses	0.71%	0.86%[6]	1.04%	0.93%	1.04%	0.98%
Total expenses after fees waived and paid indirectly	0.70%	0.84%[6]	0.95%	0.93%	1.03%	0.97%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	0.69%	0.66%[6]	0.61%	0.81%	0.83%	0.81%
Net investment income	4.78%	4.50%[6]	4.60%	4.26%	4.54%	4.93%
Supplemental Data
Net assets, end of period (000)	$156,814	$179,560	$173,234	$33,316	$25,325	$15,166
Portfolio turnover	17%	11%	15%	16%	48%	27%
[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns exclude the effect of any sales charges.
[4]	Aggregate total investment return.
[5]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

50

Financial Highlights (continued)

BlackRock New Jersey Municipal Bond Fund

	Investor A
	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.31	$10.59	$10.85
Net investment income[2]	0.45	0.37	0.36
Net realized and unrealized loss	(0.46)	(0.27)	(0.25)
Net increase (decrease) from investment operations	(0.01)	0.10	0.11
Dividends from net investment income	(0.44)	(0.38)	(0.37)
Net asset value, end of period	$9.86	$10.31	$10.59
Total Investment Return[3]
Based on net asset value	0.11%	0.93%[4]	0.97%[4]
Ratios to Average Net Assets
Total expenses	1.01%	1.13%[6]	1.32%[6]
Total expenses after fees waived and paid indirectly	0.87%	1.02%[6]	1.19%[6]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	0.85%	0.84%[6]	0.85%[6]
Net investment income	4.62%	4.32%[6]	4.37%[6]
Supplemental Data
Net assets, end of period (000)	$21,227	$21,564	$15,693
Portfolio turnover	17%	11%	15%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effect of sales charges.
[4]	Aggregate total investment return.
[5]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

51

Financial Highlights (continued)

BlackRock New Jersey Municipal Bond Fund

	Investor B
	Year Ended May 31, 2009	Period August 1 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.30	$10.58	$10.84
Net investment income[2]	0.37	0.31	0.31
Net realized and unrealized loss	(0.45)	(0.28)	(0.27)
Net increase (decrease) from investment operations	(0.08)	0.03	0.04
Dividends from net investment income	(0.37)	(0.31)	(0.30)
Net asset value, end of period	$9.85	$10.30	$10.58
Total Investment Return[3]
Based on net asset value	(0.64)%	0.31%[4]	0.34%[4]
Ratios to Average Net Assets
Total expenses	1.77%	1.89%[6]	2.09%[6]
Total expenses after fees waived and paid indirectly	1.62%	1.75%[6]	1.94%[6]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	1.60%	1.57%[6]	1.60%[6]
Net investment income	3.85%	3.59%[6]	3.61%[6]
Supplemental Data
Net assets, end of period (000)	$4,159	$6,869	$8,622
Portfolio turnover	17%	11%	15%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effect of sales charges.
[4]	Aggregate total investment return.
[5]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

52

Financial Highlights (continued)

BlackRock New Jersey Municipal Bond Fund

	Investor C
	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.30	$10.57	$10.84
Net investment income[2]	0.37	0.31	0.30
Net realized and unrealized loss	(0.46)	(0.27)	(0.27)
Net increase (decrease) from investment operations	(0.09)	0.04	0.03
Dividends from net investment income	(0.37)	(0.31)	(0.30)
Net asset value, end of period	$9.84	$10.30	$10.57
Total Investment Return[3]
Based on net asset value	(0.74)%	0.40%[4]	0.25%[4]
Ratios to Average Net Assets
Total expenses	1.75%	1.89%[6]	2.09%[6]
Total expenses after fees waived and paid indirectly	1.62%	1.76%[6]	1.94%[6]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	1.60%	1.58%[6]	1.60%[6]
Net investment income	3.89%	3.57%[6]	3.63%[6]
Supplemental Data
Net assets, end of period (000)	$14,969	$10,480	$7,253
Portfolio turnover	17%	11%	15%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effect of sales charges.
[4]	Aggregate total investment return.
[5]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

53

Financial Highlights (continued)

BlackRock Pennsylvania Municipal Bond Fund

	Institutional
	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Year Ended July 31,
			2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.79	$11.13	$11.18	$11.39	$11.12	$11.03
Net investment income[1]	0.48	0.44	0.52	0.50	0.51	0.52
Net realized and unrealized gain (loss)	(0.44)	(0.31)	(0.08)	(0.21)	0.27	0.08
Net increase from investment operations	0.04	0.13	0.44	0.29	0.78	0.60
Dividends and distributions from:
Net investment income	(0.49)	(0.44)	(0.49)	(0.50)	(0.51)	(0.51)
Net realized gain	—	(0.03)	—	—	—	—
Total dividends and distributions	(0.49)	(0.47)	(0.49)	(0.50)	(0.51)	(0.51)
Net asset value, end of period	$10.34	$10.79	$11.13	$11.18	$11.39	$11.12
Total Investment Return[2]
Based on net asset value	0.52%	1.18%[3]	4.01%	2.59%	7.17%	5.57%
Ratios to Average Net Assets
Total expenses	0.68%	0.92%[5]	1.09%	1.23%	1.14%	0.98%
Total expenses after fees waived and paid indirectly	0.66%	0.90%[5]	1.05%	1.22%	1.13%	0.96%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.63%	0.60%[5]	0.60%	0.88%	0.91%	0.88%
Net investment income	4.77%	4.84%[5]	4.51%	4.44%	4.55%	4.60%
Supplemental Data
Net assets, end of period (000)	$416,433	$484,861	$486,395	$11,410	$9,939	$10,536
Portfolio turnover	20%	44%	46%	23%	32%	58%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effect of any sales charges.
[3]	Aggregate total investment return.
[4]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[5]	Annualized.

54

Financial Highlights (continued)

BlackRock Pennsylvania Municipal Bond Fund

	Investor A
	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.81	$11.14	$11.36
Net investment income[2]	0.46	0.42	0.38
Net realized and unrealized loss	(0.46)	(0.30)	(0.21)
Net increase from investment operations	—	0.12	0.17
Dividends and distributions from:
Net investment income	(0.46)	(0.42)	(0.39)
Net realized gain	—	(0.03)	—
Total dividends and distributions	(0.46)	(0.45)	(0.39)
Net asset value, end of period	$10.35	$10.81	$11.14
Total Investment Return[3]
Based on net asset value	0.21%	1.07%[4]	1.49%[4]
Ratios to Average Net Assets
Total expenses	0.98%	1.21%[6]	1.39%[6]
Total expenses after fees waived and paid indirectly	0.88%	1.14%[6]	1.28%[6]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	0.85%	0.84%[6]	0.83%[6]
Net investment income	4.56%	4.59%[6]	4.28%[6]
Supplemental Data
Net assets, end of period (000)	$30,849	$28,827	$27,782
Portfolio turnover	20%	44%	46%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effect of sales charges.
[4]	Aggregate total investment return.
[5]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

55

Financial Highlights (continued)

BlackRock Pennsylvania Municipal Bond Fund

	Investor B
	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.80	$11.13	$11.35
Net investment income[2]	0.39	0.37	0.33
Net realized and unrealized loss	(0.46)	(0.31)	(0.22)
Net increase (decrease) from investment operations	(0.07)	0.06	0.11
Dividends and distributions from:
Net investment income	(0.39)	(0.36)	(0.33)
Net realized gain	—	(0.03)	—
Total dividends and distributions	(0.39)	(0.39)	(0.33)
Net asset value, end of period	$10.34	$10.80	$11.13
Total Investment Return[3]
Based on net asset value	(0.53)%	0.57%[4]	0.93%[4]
Ratios to Average Net Assets
Total expenses	1.74%	1.86%[6]	2.19%[6]
Total expenses after fees waived and paid indirectly	1.62%	1.74%[6]	1.96%[6]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	1.59%	1.45%[6]	1.51%[6]
Net investment income	3.77%	3.99%[6]	3.60%[6]
Supplemental Data
Net assets, end of period (000)	$1,382	$3,447	$5,206
Portfolio turnover	20%	44%	46%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effect of sales charges.
[4]	Aggregate total investment return.
[5]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

56

Financial Highlights (concluded)

BlackRock Pennsylvania Municipal Bond Fund

	Investor C
	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.80	$11.14	$11.35
Net investment income[2]	0.38	0.35	0.30
Net realized and unrealized loss	(0.44)	(0.31)	(0.19)
Net increase (decrease) from investment operations	(0.06)	0.04	0.11
Dividends and distributions from:
Net investment income	(0.39)	(0.35)	(0.32)
Net realized gain	—	(0.03)	—
Total dividends and distributions	(0.39)	(0.38)	(0.32)
Net asset value, end of period	$10.35	$10.80	$11.14
Total Investment Return[3]
Based on net asset value	(0.44)%	0.34%[4]	0.95%[4]
Ratios to Average Net Assets
Total expenses	1.72%	1.96%[6]	2.15%[6]
Total expenses after waiver and fees paid indirectly	1.63%	1.89%[6]	2.04%[6]
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[5]	1.60%	1.59%[6]	1.60%[6]
Net investment income	3.83%	3.83%[6]	3.53%[6]
Supplemental Data
Net assets, end of period (000)	$12,278	$7,166	$4,160
Portfolio turnover	20%	44%	46%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Total investment returns exclude the effect of sales charges.
[4]	Aggregate total investment return.
[5]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

57

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery

■	Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allows Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

58

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Funds makes their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

59

Glossary

Glossary of Investment Terms

Barclays Capital Municipal Bond Index — The Barclays Capital Municipal Bond Index is an unmanaged index consisting of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

General Obligation Bonds — bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds — sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth higher rating category of the major rating agencies). These securities generally pay more interest than higher rater securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Municipal Bonds — debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income or Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Issuers of municipal bonds may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations.

Municipal Notes — shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and that have a maturity that is generally one year or less.

S&P/Investortools California Municipal Bond Index — The S&P/Investortools California Municipal Bond Index includes all California bonds in the S&P/Investortools Main Municipal Bond Index.

S&P/Investortools Main Municipal Bond Index — The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

S&P/Investortools New Jersey Municipal Bond Index — The S&P/Investortools New Jersey Municipal Bond Index includes all New Jersey bonds in the S&P/Investortools Main Municipal Bond Index.

S&P/Investortools Pennsylvania Municipal Bond Index — The S&P/Investortools Pennsylvania Municipal Bond Index includes all Pennsylvania bonds in the S&P/Investortools Main Municipal Bond Index.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — include accounting, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund.

60

Glossary of Other Terms

Dividends — includes ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor class and Institutional Shares of BlackRock Funds that you agree to buy within a 13-month period. Certain restrictions apply.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Right of Accumulation — permits you to pay the sales charge that would apply to the current value of all qualifying Investor Class and Institutional Shares taken together that you own in BlackRock Funds.

61

For More Information

Fund and Service Providers

FUNDS

BlackRock California Municipal Series Trust

BlackRock California Municipal Bond Fund

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

Written Correspondence:

P.O. Box 9819

Providence, Rhode Island 02940-8019

Overnight Mail:

101 Sabin Street

Pawtucket, Rhode Island 02860-1427

(800) 441-7762

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Investment Management, LLC

800 Scudders Mill Road

Plainsboro, New Jersey 08536

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

750 College Road East

Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

600 College Road East

Princeton, New Jersey 08540

DISTRIBUTOR

BlackRock Investments, LLC

40 East 52nd Street

New York, New York 10022

CUSTODIANS

California Fund:

The Bank of New York Mellon

One Wall Street

New York, New York 10019-6099

New Jersey and Pennsylvania Funds:

State Street Bank and Trust Company

2 Avenue de Lafayette

Boston, Massachusetts 02111

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Fund’s investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information, dated September 29, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock California Municipal Series Trust or BlackRock Multi-State Municipal Series Trust

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9819

Providence, Rhode Island 02940-8019

Overnight Mail

BlackRock California Municipal Series Trust or BlackRock Multi-State Municipal Series Trust

c/o PNC Global Investment Servicing (U.S.) Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860

(800) 441-7762

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST

INVESTMENT COMPANY ACT FILE # 811-04264

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

INVESTMENT COMPANY ACT FILE # 811-4375

© BlackRock Advisors, LLC

Code # PRO-10327-0909

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

PROSPECTUS  |  SEPTEMBER 29, 2009

Service Shares

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-537-4942 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Fund Overview	Key facts and details about the Fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock New Jersey Municipal Bond Fund	4
	Risk/Return Information	5
	Expenses and Fees	6
	Key Facts About BlackRock Pennsylvania Municipal Bond Fund	7
	Risk/Return Information	9
	Expenses and Fees	10

Details About the Funds	How the Funds Invest	11
	Investment Risks	13

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	16
	How to Buy, Sell, Exchange and Transfer Shares	16
	Fund’s Rights	19
	Short-Term Trading Policy	19
	Redemption Fee	20
	Distribution and Service Plans	21

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	23
	Portfolio Manager Information	24
	Conflicts of Interest	24
	Valuation of Fund Investments	25
	Dividends, Distributions and Taxes	26

Financial Highlights	Financial Performance of the Funds	28

General Information	Shareholder Documents	30
	Certain Fund Policies	30
	Statement of Additional Information	31

Glossary	Glossary of Investment Terms	32

For More Information	Fund and Service Providers	Inside Back Cover

Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about two funds of the BlackRock Multi-State Municipal Series Trust (BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund). The funds are collectively referred to in this prospectus as the “Funds.” Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold face type in the text are defined in the Glossary section.

Key Facts About BlackRock New Jersey Municipal Bond Fund

What is the Fund’s investment objective?

The investment objective of the BlackRock New Jersey Municipal Bond Fund (“New Jersey Fund”) is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of long term investment grade New Jersey municipal bonds. New Jersey municipal bonds are debt obligations issued by or on behalf of a governmental entity in New Jersey or other qualifying issuer that pay interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from New Jersey personal income taxes. These bonds may be obligations of a variety of issuers including governmental entities in New Jersey and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its assets in New Jersey municipal bonds. When choosing investments, Fund management considers various factors, including the credit quality of issuers, yield analysis, maturity analysis and the call features of the obligations. Under normal circumstances, the Fund’s weighted average maturity will be more than ten years.

What are the main risks of investing in the New Jersey Fund?

The Fund cannot guarantee that it will achieve its investment objective.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

4

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

■

State Specific Risk — The Fund will invest primarily in municipal securities issued by or on behalf of the State of New Jersey. As a result, the Fund is more exposed to risks affecting issuers of New Jersey municipal securities.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The New Jersey Fund may be an appropriate investment for you if you:

■	Are looking for income that is exempt from Federal income tax and New Jersey personal income taxes

■	Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

■	Are looking for liquidity

■	Can tolerate the risk of loss caused by negative political or economic developments in New Jersey, changes in interest rates or adverse changes in the price of bonds in general

Risk/Return Information

The chart and table shown below give you a picture of the New Jersey Fund’s long-term performance for Service Shares. The Service Shares commenced operations on October 2, 2006. Prior to the inception of the Service Share class, the Fund’s performance is based on the Institutional Shares, which are offered by a separate prospectus, for each of the past ten calendar years. The returns for Service Shares, however, are adjusted to reflect the service (12b-1) fees applicable to Service Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P/Investortools New Jersey Municipal Bond Index, a measure of New Jersey municipal bond market performance, and the S&P/Investortools Main Municipal Bond Index and the Barclays Capital Municipal Bond Index, measures of broader municipal bond market performance. Effective September 29, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools Main Municipal Bond Index and also added the S&P/Investortools New Jersey Municipal Bond Index as a secondary benchmark. The S&P/Investortools Main Municipal Bond Index provides a closer representation of the New Jersey Fund’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflects the investment strategy of the Fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Service Shares

ANNUAL TOTAL RETURNS

BlackRock New Jersey Municipal Bond Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 4.59% (quarter ended December 31, 2000) and the lowest return for a quarter was –4.08% (quarter ended September 30, 2008). The year-to-date return as of June 30, 2009 was 8.93%.

5

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock New Jersey Municipal Bond Fund — Service:
Return Before Taxes[1]	–8.64%	1.49%	2.72%
Return After Taxes on Distributions[1]	–8.65%	1.48%	2.67%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–4.12%	1.96%	2.98%
S&P/Investortools New Jersey Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–3.97%	2.83%	4.25%
S&P/Investortools Main Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–5.09%	2.35%	4.03%
Barclays Capital Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of the New Jersey Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Service Shares
Management Fee[1]	0.55%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[2]	0.25%
Interest Expense[3]	0.02%
Acquired Fund Fees and Expenses[4]	0.01%
Total Annual Fund Operating Expenses[1,2,4]	1.08%
[1]

The Manager has voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.87% of average daily net assets. The Manager may reduce or discontinue these voluntary waivers and/or reimbursements at any time without notice. In addition, the Manager may voluntarily waive a portion of the Fund’s Management Fee in connection with the Fund’s investment in an affiliated money market fund. Taking these voluntary waivers into account, the Net Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) would be 0.88%.

[2]	Restated to reflect current fees.
[3]

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in residual interest bonds (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) would be 1.06%.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.

6

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$110	$343	$595	$1,317

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in residual interest bonds (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses if you did/did not redeem your shares would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$108	$337	$585	$1,294

Key Facts About BlackRock Pennsylvania Municipal Bond Fund

What is the Fund’s investment objective?

The investment objective of the BlackRock Pennsylvania Municipal Bond Fund (“Pennsylvania Fund”) is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of long term investment grade Pennsylvania municipal bonds. Pennsylvania municipal bonds are debt obligations issued by or on behalf of a governmental entity in Pennsylvania or other qualifying issuer that pay interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Pennsylvania personal income taxes. These may be obligations of a variety of issuers including governmental entities in Pennsylvania and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its assets in Pennsylvania municipal bonds. When choosing investments, Fund management considers various factors, including the credit quality of issuers, yield analysis, maturity analysis and the call features of the obligations. Under normal circumstances, the Fund’s weighted average maturity will be more than ten years.

What are the main risks of investing in the Pennsylvania Fund?

The Fund cannot guarantee that it will achieve its investment objective.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

7

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

■

State Specific Risk — The Fund will invest primarily in municipal securities issued by or on behalf of the Commonwealth of Pennsylvania. As a result, the Fund is more exposed to risks affecting issuers of Pennsylvania municipal securities than is a municipal securities fund that invests more widely.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The Pennsylvania Fund may be an appropriate investment for you if you:

■	Are looking for income that is exempt from Federal income tax and Pennsylvania personal income taxes

■	Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

■	Are looking for liquidity

■	Can tolerate the risk of loss caused by negative political or economic developments in Pennsylvania, changes in interest rates or adverse changes in the price of bonds in general

8

Risk/Return Information

The chart and table shown below give you a picture of the Pennsylvania Fund’s long-term performance for Service Shares. The Service Shares commenced operations on October 2, 2006. Prior to the inception of the Service Share class, the Fund’s performance is based on the Institutional Shares, which are offered by a separate prospectus, for each of the past ten calendar years. The returns for Service Shares, however, are adjusted to reflect the service (12b-1) fees applicable to Service Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P/Investortools Pennsylvania Municipal Bond Index, a measure of Pennsylvania municipal bond market performance, and the S&P/Investortools Main Municipal Bond Index and the Barclays Capital Municipal Bond Index, measures of broader municipal bond market performance. Effective September 29, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools Main Municipal Bond Index and also added the S&P/Investortools Pennsylvania Municipal Bond Index as a secondary benchmark. The S&P/Investortools Main Municipal Bond Index provides a closer representation of the Pennsylvania Fund’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflects the investment strategy of the Fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Service Shares

ANNUAL TOTAL RETURNS

BlackRock Pennsylvania Municipal Bond Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 5.18% (quarter ended September 30, 2002) and the lowest return for a quarter was –4.59% (quarter ended September 30, 2008). The year-to-date return as of June 30, 2009 was 8.16%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Pennsylvania Municipal Bond Fund — Service:
Return Before Taxes[1]	–7.72%	1.13%	3.01%
Return After Taxes on Distributions[1]	–7.72%	1.10%	2.98%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–3.51%	1.64%	3.26%
S&P/Investortools Pennsylvania Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–4.54%	2.48%	4.10%
S&P/Investortools Main Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–5.09%	2.35%	4.03%
Barclays Capital Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

9

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of the Pennsylvania Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Service Shares
Management Fee[1]	0.55%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[2]	0.22%
Interest Expense[3]	0.03%
Acquired Fund Fees and Expenses[4]	0.03%
Total Annual Fund Operating Expenses[1,2,4]	1.08%
[1]

The Manager has voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.89% of average daily net assets. The Manager may reduce or discontinue these voluntary waivers and/or reimbursements at any time without notice. In addition, the Manager may voluntarily waive a portion of the Fund’s Management Fee in connection with the Fund’s investment in an affiliated money market fund. Taking these voluntary waivers into account, the Net Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) would be 0.92%.

[2]	Restated to reflect current fees.
[3]

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in residual interest bonds (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) would be 1.05%.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$110	$343	$595	$1,317

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in residual interest bonds (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses if you did/did not redeem your shares would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$107	$334	$579	$1,283

10

Details About the Funds

How Each Fund Invests

Investment Process

With respect to each Fund, BlackRock considers a variety of factors when choosing investments, such as:

■	Credit Quality of Issuers — based on bond ratings and other factors including economic and financial conditions

■	Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations have higher yields).

■

Maturity Analysis — the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

New Jersey Fund

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE NEW JERSEY FUND

The New Jersey Fund is managed by a team of financial professionals. Timothy T. Browse, Theodore R. Jaeckel,
Jr., CFA and Walter O’Connor, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for
additional information on the portfolio management team.

Investment Goal

The investment objective of the New Jersey Fund is to provide shareholders with income that is exempt from Federal income tax and New Jersey personal income taxes.

Primary Investment Strategy

The Fund invests primarily in long term investment grade New Jersey municipal bonds. New Jersey municipal bonds are debt obligations issued by or on behalf of a governmental entity in New Jersey or other qualifying issuer that pay interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from New Jersey personal income taxes. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in New Jersey or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its assets in New Jersey municipal bonds.

The Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Fund’s assets will be invested in investment grade securities.

Under normal conditions, the Fund’s weighted average maturity will be more than ten years.

Pennsylvania Fund

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE PENNSYLVANIA FUND

The Pennsylvania Fund is managed by a team of financial professionals. Phillip Soccio, CFA, Theodore R. Jaeckel,
Jr., CFA and Walter O’Connor, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for
additional information on the portfolio management team.

Investment Goal

The investment objective of the Pennsylvania Fund is to provide shareholders with income that is exempt from Federal income tax and Pennsylvania personal income taxes.

Primary Investment Strategies

The Fund invests primarily in long term, investment grade Pennsylvania municipal bonds. Pennsylvania municipal bonds are debt obligations issued by or on behalf of a governmental entity in Pennsylvania or other qualifying issuer that pay

11

interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Pennsylvania personal income taxes. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in Pennsylvania or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its assets in Pennsylvania municipal bonds.

The Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Fund’s assets will be invested in investment grade securities. Under normal conditions, the Fund’s weighted average maturity will be more than ten years.

Other Strategies

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

■

High Yield Bonds — Each Fund may invest up to 20% of its assets in high yield bonds (also known as “junk” bonds); however, the Funds will not invest in bonds that are in default or that Fund management believes will be in default.

■

Derivatives — Each Fund is permitted to use derivatives for hedging purposes or to enhance income. Derivatives are financial instruments whose value is derived from another security or an index. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. None of the Funds is required to use hedging and each may choose not to do so.

■

Indexed and Inverse Floating Rate Securities — Each Fund may invest in securities the potential return of which is directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. Each Fund may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters). In general, the return on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Each Fund may also purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts.

■	Insured Municipal Bonds — Each Fund may invest in municipal bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due.

■

Temporary Defensive Strategies — For temporary periods, each Fund may invest up to 35% of its assets in short term tax exempt or taxable money market obligations, although each Fund will not generally invest more than 20% of its net assets in taxable money market obligations. As a temporary measure for defensive purposes, each Fund may invest without limitation in short term tax exempt or taxable money market obligations. These short term investments may limit the potential for the Funds to achieve their investment objectives.

■

Investment Companies — Each Fund has the ability to invest in other investment companies, such an exchange-traded funds, money market funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

■	Private Activity Bonds — Each Fund’s investments may include private activity bonds that may subject certain shareholders to a Federal alternative minimum tax.

■	Borrowing — Each Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment or dividends, for share repurchases or for the clearance of transactions.

■

Illiquid/Restricted Securities — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

■

Variable Rate Demand Obligations — Each Fund may invest in variable rate demand obligations, which are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution.

■

When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

12

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Objectives and Policies” in the Statement of Additional Information (“SAI”) also includes more information about the Funds, their investments and the related risks. As with any fund, there can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the fourth highest category (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Interest Rate Risk — Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — The faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

State Specific Risk — The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.

New Jersey (New Jersey Fund) — New Jersey and the nation are expected to continue to experience further deterioration in near-term economic growth in 2009. According to the Beige Book on economic performance released by the Federal Reserve Board on March 4, 2009, the Federal Reserve Board stated that economic

13

conditions continued to deteriorate through February 2009. The latest New Jersey economic forecasts from Global Insight, Moody’s Economy.com and Rutgers University expect recessionary conditions to continue through 2009, with credit still tight and financial markets in continued turmoil. However, the State may experience further near-term deterioration in growth and the expected pace of economic expansion may decline further if consumers, investors and businesses become more concerned about the unemployment rate, credit availability, financial market stresses, and geopolitical tensions. Currently, S&P rates the State of New Jersey’s general obligation bonds AA. Moody’s and Fitch rate the State of New Jersey’s general obligation bonds Aa3 and AA-, respectively.

Pennsylvania (Pennsylvania Fund) — Although the Pennsylvania economy has diversified into other industries, it has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing laws or laws with respect to tax-exempt financing. Further, Pennsylvania has experienced the effects of the national economic recession, including increased unemployment rates and revenue shortfalls. General Fund revenue collections declined 8.6 percent on a year-over-year basis during fiscal year 2009 with final collections $3,254.6 million or 11.3 percent below estimate. In response to declining revenue collections in fiscal year 2009, the Commonwealth implemented a number of steps to reduce expenditures during fiscal year 2009. Pennsylvania commenced fiscal year 2010 without a budget agreement, although a bridge budget was enacted which provides for the full fiscal year 2010 funding for (i) essential general government operations, including the payment of wages and salaries to most Commonwealth employees; (ii) the payment of general obligation debt service; (iii) the payment of appropriation and/or lease-supported debt of the Commonwealth; (iv) the incarceration of convicted offenders within state correctional institutions; (v) the provision of state police services, and; (vi) certain mandated costs for the provision of health and welfare programs. A tentative agreement has been reportedly reached on a $27.9 billion budget for fiscal 2010. Fund management believes that current economic conditions in Pennsylvania will enable the Fund to continue to invest in high quality Pennsylvania bonds. Moody’s, S&P and Fitch currently rate the Commonwealth of Pennsylvania’s general obligation bonds Aa2, AA and AA, respectively.

Call Risk — Call risk is the chance that during periods of falling interest rates, an issuer of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential income and may have to invest the proceeds in bonds with lower yields.

Non-Diversification Risk — Each Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing and Leverage Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

Derivatives Risks — A Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

High Yield Bond (“Junk Bond”) Risks — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

■

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

14

■

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

■	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

■	The credit rating of a high yield security does not necessarily address its market value risk.

Illiquid Securities Risk — If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Indexed and Inverse Floating Rate Securities Risks — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate. Investments in inverse floaters may subject the Funds to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities.

Insured Municipal Bond Risks — Bonds purchased by the Fund may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Fund or its shareholders from losses caused by declines in a bond’s market value.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Taxability Risk — The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Variable Rate Demand Obligations Risks — Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Fund may lose money.

When Issued and Delayed Delivery Securities and Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

15

Account Information

How to Choose the Share Class that Best Suits Your Needs

The New Jersey Fund currently offers eight shares classes (Service Shares in this prospectus), and the Pennsylvania Fund currently offers eight share classes (Service Shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial adviser or financial intermediary can help you determine which share class is best suited to your personal financial goals.

The Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the Service Share class of the New Jersey Fund and the Pennsylvania Fund.

Service Shares
Availability	Limited to certain investors, including: financial intermediaries (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by financial intermediaries on behalf of their customers. Service Shares are normally purchased through a customer’s account at a financial intermediary through procedures established by such financial intermediary. In these cases, confirmation of share purchases and redemptions will be sent to the financial intermediaries. A customer’s ownership of shares will be recorded by the financial intermediary and reflected in the account statements provided by such financial intermediaries to their customers. Investors wishing to purchase Service Shares should contact their financial intermediaries.
Minimum Investment	$5,000
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.
Distribution and Service (12b-1) Fees?	No Distribution Fee; 0.25% Annual Service Fee
Redemption Fees?	No.
Conversion to Investor A Shares?	No.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or financial intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your financial professional or financial intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason.

In addition, the Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time the portfolio combined with the PNC® Fund may purchase and redeem Service Shares of the same fund and for the same account which they held shares on the date through the procedures described in this section.

16

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	Determine the amount of your investment	Refer to the minimum initial investment in the share class table of this prospectus.
Have your financial intermediary submit your purchase order

The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“Exchange” or “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

Add to Your Investment	Purchase additional shares	There is no minimum amount for additional investments.
	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call (800) 537-4942 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at

www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made.

Certain institutional clients’ purchase orders placed by wire prior to the close of business on the NYSE will be placed at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call BlackRock at (800) 537-4942.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 537-4942, or contact your financial professional (if your account is not held directly with BlackRock).
How to Pay for Shares	Making payment for purchases	Payment for Service Shares must normally be made in Federal funds or other immediately available funds by your financial professional or other financial intermediary but in no event later than 4 p.m. (Eastern time) on the first business day following receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

17

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order

You can make redemption requests through your financial professional or financial intermediary in accordance with the procedures applicable to your accounts. These procedures may vary according to the type of account and the financial intermediary involved and customers should consult their financial intermediary in this regard. Financial intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their financial intermediaries. Financial intermediaries may place redemption orders may telephoning (800) 537-4942.

The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Shareholders holding more than one class should indicate which class of shares they are redeeming.

The Fund may reject an order to sell shares under certain

circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming

Redeem by Telephone: Institutions may place redemption orders by telephoning (800) 537-4942.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via wire to the bank account of record.

Redeem in Writing: Redemption requests may be sent in proper form to BlackRock c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019 or for overnight delivery, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860-1427. Under certain circumstances, a medallion signature guarantee will be required.

Payment of Redemption Proceeds by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund.

Shares can be redeemed by Federal wire transfer to a single previously designated bank account.

18

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)

No charge for wiring redemption payments with respect to Service Shares is imposed by the Fund, although financial intermediaries may charge their customers for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their financial intermediaries.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

* * *

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Transfer your Account

	Your Choices	Important Information for You to Know

Transfer Shares to Another Financial Intermediary	Transfer to a participating financial intermediary	You may transfer your shares of the Fund only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating financial intermediary	You must either: • Transfer your shares to an account with the Fund; or • Sell your shares, paying any applicable deferred sales charge.

Fund’s Rights

Each Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act;

■

Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the minimum required initial investment due to redemptions you have made. You will be notified that the value of your account is less than the minimum required initial investment before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the minimum required initial investment before the Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Short-Term Trading Policy

The Board has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of the Fund

19

may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Redemption Fee

The Funds do not charge a redemption fee. However, certain BlackRock Funds listed below (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

20

The following BlackRock-advised funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Plans

The Funds have adopted plans (the “Plans”) that allows each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Funds do not make distribution payments under the Plan with respect to Service Shares

Plan Payments

Under the Plans, a Fund pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of the Fund to brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch & Co., Inc. (“Merrill Lynch”), Bank of America Corporation (“BAC”) and their respective affiliates (each a “Financial Intermediary”) for providing support services to their customers who own Service Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Service Shares of the Fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Service Shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares. Because the fees paid by the Funds under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plans, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a financial intermediary pursuant to a Plan and fees a Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a financial intermediary pursuant to which the Fund will pay a financial intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

21

Other Payments by BlackRock

The Plans permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the financial intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

22

Management of the Funds

BlackRock

BlackRock, each Fund’s manager, manages the Fund’s investments and its business operations subject to the oversight of the Board of Trustees of each Fund. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Investment Management, LLC, each Fund’s sub-adviser (the “Sub-Adviser”), is a registered investment adviser organized in 1999. BlackRock Investment Management, LLC is also a commodity pool operator. BlackRock and its affiliates had approximately $1.373 trillion in investment company and other portfolio assets under management as of June 30, 2009.

Each Fund has entered into a management agreement with BlackRock.

BlackRock has sub-advisory agreements with the Sub-Adviser, an affiliate of BlackRock, under which BlackRock pays the Sub-Adviser for services they provide a fee equal to a percentage of the management fee paid to BlackRock under the management agreements. The Sub-Adviser is responsible for the day-to-day management of the Funds’ portfolios.

For the fiscal year ended May 31, 2009, the aggregate management fees, net of any applicable waivers, paid by the Funds to BlackRock as a percentage of each Fund’s average daily net assets were:

New Jersey Fund	0.49%
Pennsylvania Fund	0.52%

With respect to each of the New Jersey Fund and the Pennsylvania Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $500 million	0.55%
$500 million – $1 billion	0.525%
Greater than $1 billion	0.50%

A discussion of the basis for each Board of Trustees’ approval of the management agreement and the sub-advisory agreement with respect to each of the Funds is included in the respective Fund’s semi-annual shareholder report for the fiscal period ended November 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

23

Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

New Jersey Fund

The Fund is managed by a team of financial professionals. Walter O’Connor, CFA, Theodore R. Jaeckel, Jr., CFA and Timothy T. Browse are the co-portfolio managers and are jointly and primarily responsible for the day to day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Walter O’Connor, CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1998 to 2005.
Theodore R. Jaeckel, Jr., CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Timothy T. Browse, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Director of BlackRock, Inc. since 2005; Vice President of BlackRock, Inc. from 2006 to 2007; Vice President of MLIM from 2004 to 2006.

Pennsylvania Fund

The Fund is managed by a team of financial professionals. Walter O’Connor, CFA, Theodore R. Jaeckel, Jr., CFA and Phillip Soccio, CFA are the co-portfolio managers and are jointly and primarily responsible for the day to day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Walter O’Connor, CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1998 to 2005.
Theodore R. Jaeckel, Jr., CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Phillip Soccio, CFA Co-Portfolio Manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Director of BlackRock, Inc., since 2009; Vice President of BlackRock, Inc. from 2005 to 2009; Associate of BlackRock, Inc. from 2002 to 2004.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager,

24

financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Funds for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of amortized cost. Certain Funds may invest in foreign securities. Foreign currency exchange rates are generally determined as of the close of business on the Exchange. Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

25

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Funds may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

You may want to avoid buying shares shortly before a Fund pays a dividend although the impact on you will be significantly less than if you were invested in a Fund paying fully taxable dividends. The reason? If you buy shares when a fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each Fund will distribute net investment income, if any, monthly and net realized capital gain, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the Transfer Agent.

Each Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes and exempt from New Jersey or Pennsylvania personal income taxes, respectively, with respect to the New Jersey Fund and the Pennsylvania Fund.

Each Fund will purchase a municipal security only if it is accompanied by an opinion of bond counsel, delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes and exempt from personal income taxes in New Jersey or Pennsylvania, as applicable (i.e., “tax-exempt”). For purposes of each Fund’s investment strategies, municipal securities and municipal bonds do not include certain tax credit bonds or tax subsidy bonds issued by municipalities and/or states, the interest on which is taxable for Federal income tax purposes. Holders of tax credit bonds may be entitled to be allocated income tax credits of certain amounts. To the extent dividends distributed by a Fund are derived from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. Interest income from other investments may produce taxable dividend distributions.

Each Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

26

Dividend distributions derived from taxable interest income will be subject to Federal income tax and applicable state and local taxes. Dividend distributions derived from capital gains realized by a Fund on portfolio securities will be subject to Federal income tax and applicable state and local taxes.

If you redeem or exchange shares of a Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investment in private activity bonds.

Generally, within 60 days after the end of a Fund’s taxable year, the Fund will tell you the amount of exempt-interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares in the Fund. The tax treatment of dividends from a Fund is the same whether you choose to receive dividends in cash or to have them reinvested in shares of the Fund.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

New Jersey Fund

To the extent that the distributions by the New Jersey Fund are derived from interest or gains from New Jersey municipal bonds and the Fund meets certain state tax requirements, they are also exempt from New Jersey state and local personal income taxes. Interest income from other investments may produce taxable dividend distributions. Dividends derived from capital gains realized by the New Jersey Fund may be subject to state and local income or property tax to the extent not attributable to gains from New Jersey municipal bonds. If you are subject to income tax in a state other than New Jersey, the dividends and gains derived from New Jersey municipal bonds generally will not be exempt from income tax in that state.

Pennsylvania Fund

To the extent that the distributions by the Pennsylvania Fund are derived from interest on Pennsylvania municipal bonds and the Fund meets certain state tax requirements, they are also exempt from Pennsylvania state personal income taxes. In the case of residents of the City of Philadelphia, distributions by the Pennsylvania Fund that are derived from interest on Pennsylvania municipal bonds and distributions that are designated as capital gain dividends for federal income tax purposes will also be exempt from the Philadelphia School District investment net income tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than Pennsylvania, the dividends derived from Pennsylvania municipal bonds generally will not be exempt from income tax in that state.

This section summarizes some of the consequences under current tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Funds under all applicable tax laws.

27

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

BlackRock New Jersey Municipal Bond Fund

	Service
	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.30	$10.58	$10.84
Net investment income[2]	0.45	0.38	0.37
Net realized and unrealized loss	(0.46)	(0.28)	(0.26)
Net increase (decrease) from investment operations	(0.01)	0.10	0.11
Dividends from net investment income	(0.44)	(0.38)	(0.37)
Net asset value, end of period	$9.85	$10.30	$10.58
Total Investment Return
Based on net asset value	0.10%	0.92%[3]	0.96%[3]
Ratios to Average Net Assets
Total expenses	1.03%	1.17%[5]	1.37%[5]
Total expenses after fees waived and paid indirectly	0.87%	1.03%[5]	1.19%[5]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.85%	0.85%[5]	0.85%[5]
Net investment income	4.62%	4.32%[5]	4.36%[5]
Supplemental Data
Net assets, end of period (000)	$10,178	$11,569	$12,849
Portfolio turnover	17%	11%	15%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[5]	Annualized.

28

Financial Highlights (concluded)

BlackRock Pennsylvania Municipal Bond Fund

	Service
	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.80	$11.13	$11.35
Net investment income[2]	0.45	0.42	0.38
Net realized and unrealized loss	(0.45)	(0.30)	(0.21)
Net increase from investment operations	—	0.12	0.17
Dividends and distributions from:
Net investment income	(0.46)	(0.42)	(0.39)
Net realized gain	—	(0.03)	—
Total dividends and distributions	(0.46)	(0.45)	(0.39)
Net asset value, end of period	$10.34	$10.80	$11.13
Total Investment Return
Based on net asset value	0.21%	1.09%[3]	1.48%[3]
Ratios to Average Net Assets
Total expenses	0.95%	1.17%[5]	1.37%[5]
Total expenses after fees waived and paid indirectly	0.88%	1.12%[5]	1.29%[5]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.85%	0.82%[5]	0.84%[5]
Net investment income	4.56%	4.57%[5]	4.27%[5]
Supplemental Data
Net assets, end of period (000)	$1,486	$2,435	$3,316
Portfolio turnover	20%	44%	46%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[5]	Annualized.

29

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery

■	Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 537-4942.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow s Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Funds makes their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

31

Glossary

Glossary of Investment Terms

Barclays Capital Municipal Bond Index — The Barclays Capital Municipal Bond Index is an unmanaged index consisting of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

General Obligation Bonds — bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds — sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth higher rating category of the major rating agencies). These securities generally pay more interest than higher rater securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Municipal Bonds — debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income or Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Issuers of municipal bonds may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations.

Municipal Notes — shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and that have a maturity that is generally one year or less.

S&P/Investortools Main Municipal Bond Index — The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

S&P/Investortools New Jersey Municipal Bond Index — The S&P/Investortools New Jersey Municipal Bond Index includes all New Jersey bonds in the S&P/Investortools Main Municipal Bond Index.

S&P/Investortools Pennsylvania Municipal Bond Index — The S&P/Investortools Pennsylvania Municipal Bond Index includes all Pennsylvania bonds in the S&P/Investortools Main Municipal Bond Index.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — include accounting, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund.

Glossary of Other Terms

Dividends — includes ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

32

[This page intentionally left blank]

[This page intentionally left blank]

For More Information

Funds and Service Providers

FUNDS

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

Written Correspondence:

P.O. Box 9819

Providence, Rhode Island 02940-8019

Overnight Mail:

101 Sabin Street

Pawtucket, Rhode Island 02860-1427

(800) 537-4942

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Investment Management, LLC

800 Scudders Mill Road

Plainsboro, New Jersey 08536

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

750 College Road East

Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

600 College Road East

Princeton, New Jersey 08540

DISTRIBUTOR

BlackRock Investments, LLC

40 East 52nd Street

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

2 Avenue de Lafayette

Boston, Massachusetts 02111

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Fund’s investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information, dated September 29, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 537-4942.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Multi-State Municipal Series Trust

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9819

Providence, Rhode Island 02940-8019

Overnight Mail

BlackRock Multi-State Municipal Series Trust

c/o PNC Global Investment Servicing (U.S.) Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860

(800) 537-4942

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST INVESTMENT COMPANY ACT FILE # 811-4375

© BlackRock Advisors, LLC

Code # PRO-10327-SVC-0909

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock California Municipal Series Trust

BlackRock California Municipal Bond Fund

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

PROSPECTUS  |  SEPTEMBER 29, 2009

Investor A1, Investor B1 and Investor C1 Shares

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-441-7762 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

Funds Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About the Funds	4
	BlackRock California Municipal Bond Fund	4
	BlackRock New Jersey Municipal Bond Fund	7
	BlackRock Pennsylvania Municipal Bond Fund	11

Details About the Funds	How Each Fund Invests	16
	Investment Risks	18

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	23
	Details about the Share Classes	23
	How to Buy, Sell, Exchange and Transfer Shares	24
	Account Services and Privileges	29
	Fund’s Rights	29
	Participation in Fee-Based Programs	30
	Short-Term Trading Policy	30
	Redemption Fee	31
	Distribution and Service Plans	31

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	33
	Portfolio Manager Information	33
	Conflicts of Interest	35
	Valuation of Fund Investments	35
	Dividends, Distributions and Taxes	36

Financial Highlights	Financial Performance of the Funds	38

General Information	Shareholder Documents	46
	Certain Fund Policies	46
	Statement of Additional Information	47

Glossary	Glossary of Investment Terms	48

For More Information	Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about two funds of the BlackRock Multi-State Municipal Series Trust (BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) and BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust. The funds are collectively referred to in this prospectus as the “Funds.” Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold face type in the text are defined in the Glossary section.

Key Facts About BlackRock California Municipal Bond Fund

What is the Fund’s investment objective?

The investment objective of the BlackRock California Municipal Bond Fund (“California Fund”) is to provide shareholders with income exempt from Federal and California income taxes.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of long term investment grade California municipal bonds. California municipal bonds are debt obligations issued by or on behalf of a governmental entity in California or other qualifying issuer that pay interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from California income tax. Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. At least 80% of the Fund’s assets will be invested in investment grade securities. Under normal circumstances, the Fund’s weighted average maturity will be more than ten years.

What are the main risks of investing in the California Fund?

The Fund cannot guarantee that it will achieve its investment objective.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

4

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

■

State Specific Risk — The Fund will invest primarily in municipal securities issued by or on behalf of the State of California. As a result, the Fund is more exposed to risks affecting issuers of California municipal securities than is a municipal securities fund that invests more widely.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The California Fund may be an appropriate investment for you if you:

■	Are looking for income that is exempt from Federal and California income taxes

■	Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

■	Are looking for liquidity

■	Can tolerate the risk of loss caused by negative political or economic developments in California, changes in interest rates or adverse changes in the price of bonds in general

Risk/Return Information

The chart and table shown below give you a picture of the California Fund’s long-term performance for Investor A1 Shares (in the chart) and for Investor A1 and Investor C1 Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P/Investortools California Municipal Bond Index, a measure of California municipal bond market performance, and the S&P/Investortools Main Municipal Bond Index and the Barclays Capital Municipal Bond Index, measures of broader municipal bond market performance. Effective September 29, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools Main Municipal Bond Index and also added the S&P/Investortools California Municipal Bond Index as a secondary benchmark. The S&P/Investortools Main Municipal Bond Index provides a closer representation of the California Fund’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflects the investment strategy of the Fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A1 Shares

ANNUAL TOTAL RETURNS

BlackRock California Municipal Bond Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 5.48% (quarter ended September 30, 2002) and the lowest return for a quarter was –4.25% (quarter ended September 30, 2008). The year-to-date return as of June 30, 2009 was 5.90%.

5

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock California Municipal Bond Fund — Investor A1[2]:
Return Before Taxes[1]	–7.54%	1.02%	3.03%
Return After Taxes on Distributions[1]	–7.56%	1.01%	3.02%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–3.53%	1.51%	3.26%
BlackRock California Municipal Bond Fund — Investor C1[2]:
Return Before Taxes[1]	–5.10%	1.33%	2.93%
S&P/Investortools California Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–5.63%	2.40%	3.95%
S&P/Investortools Main Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–5.09%	2.35%	4.03%
Barclays Capital Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
[1]	Includes all applicable fees and sales charges.
[2]

Investor A1 Shares are available only to certain fee based programs, for dividend and capital gain reinvestment and on conversion from Investor B Shares. Investor C1 Shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A1 Shares only, and the after-tax returns for Investor C1 Shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A1 and Investor C1 Shares of the California Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment):	Investor A1 Shares	Investor C1 Shares
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.00%[1]	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None[2]	1.00%	[3]
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Investor A1 Shares	Investor C1 Shares
Management Fee[4]	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.10%	0.60%
Other Expenses	0.17%	0.18%
Interest Expense[5]	0.07%	0.07%
Acquired Fund Fees and Expenses[6]	0.02%	0.02%
Total Annual Fund Operating Expenses[4,6]	0.91%	1.42%
[1]	Investor A1 Shares are available only to certain fee based programs, for dividend and capital gain reinvestment and on conversion from Investor B Shares.
[2]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A1 Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]	There is no CDSC on Investor C1 Shares after one year. Investor C1 Shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment.
[4]

The Manager may waive a portion of the Fund’s Management Fee in connection with the Fund’s investment in an affiliated money market fund. Taking this waiver into account, the Net Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) would be 0.90% and 1.40% for Investor A1 and Investor C1 Shares, respectively.

[5]

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in residual interest bonds (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) for Investor A1 and Investor C1 Shares would be 0.84% and 1.35%, respectively.

[6]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.

6

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
Investor A1 Shares[1]	$489	$679	$884	$1,475
Investor C1 Shares[2] Redemption	$245	$449	$776	$1,702
Investor C1 Shares No Redemption	$145	$449	$776	$1,702

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in residual interest bonds (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses if you did/did not redeem your shares would be:

	1 Year	3 Years	5 Years	10 Years
Investor A1 Shares[1]	$482	$657	$847	$1,396
Investor C1 Shares[2] Redemption	$237	$428	$739	$1,624
Investor C1 Shares No Redemption	$137	$428	$739	$1,624
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of CDSC.

Key Facts About BlackRock New Jersey Municipal Bond Fund

What is the Fund’s investment objective?

The investment objective of the BlackRock New Jersey Municipal Bond Fund (“New Jersey Fund”) is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of long term investment grade New Jersey municipal bonds. New Jersey municipal bonds are debt obligations issued by or on behalf of a governmental entity in New Jersey or other qualifying issuer that pay interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from New Jersey personal income taxes. These bonds may be obligations of a variety of issuers including governmental entities in New Jersey and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its assets in New Jersey municipal bonds. When choosing investments, Fund management considers various factors, including the credit quality of issuers, yield analysis, maturity analysis and the call features of the obligations. Under normal circumstances, the Fund’s weighted average maturity will be more than ten years.

What are the main risks of investing in the New Jersey Fund?

The Fund cannot guarantee that it will achieve its investment objective.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

7

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

■

State Specific Risk — The Fund will invest primarily in municipal securities issued by or on behalf of the State of New Jersey. As a result, the Fund is more exposed to risks affecting issuers of New Jersey municipal securities.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The New Jersey Fund may be an appropriate investment for you if you:

■	Are looking for income that is exempt from Federal income tax and New Jersey personal income taxes

■	Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

■	Are looking for liquidity

■	Can tolerate the risk of loss caused by negative political or economic developments in New Jersey, changes in interest rates or adverse changes in the price of bonds in general

8

Risk/Return Information

The chart and table shown below give you a picture of the New Jersey Fund’s long-term performance for Investor A1 Shares (in the chart) and for Investor A1, Investor B1 and Investor C1 Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P/Investortools New Jersey Municipal Bond Index, a measure of New Jersey municipal bond market performance, and the S&P/Investortools Main Municipal Bond Index and the Barclays Capital Municipal Bond Index, measures of broader municipal bond market performance. Effective September 29, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools Main Municipal Bond Index and also added the S&P/Investortools New Jersey Municipal Bond Index as a secondary benchmark. The S&P/Investortools Main Municipal Bond Index provides a closer representation of the New Jersey Fund’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflects the investment strategy of the Fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A1 Shares

ANNUAL TOTAL RETURNS

BlackRock New Jersey Municipal Bond Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 4.73% (quarter ended December 31, 2000) and the lowest return for a quarter was –4.13% (quarter ended September 30, 2008). The year-to-date return as of June 30, 2009 was 9.00%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock New Jersey Municipal Bond Fund — Investor A1[2]:
Return Before Taxes[1]	–12.24%	0.82%	2.46%
Return After Taxes on Distributions[1]	–12.24%	0.81%	2.42%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–6.46%	1.38%	2.75%
BlackRock New Jersey Municipal Bond Fund — Investor B1[2]:
Return Before Taxes[1]	–12.37%	0.88%	2.46%
BlackRock New Jersey Municipal Bond Fund — Investor C1[2]:
Return Before Taxes[1]	–9.84%	1.13%	2.36%
S&P/Investortools New Jersey Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–3.97%	2.83%	4.25%
S&P/Investortools Main Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–5.09%	2.35%	4.03%
Barclays Capital Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
[1]	Includes all applicable fees and sales charges.
[2]	As of October 2, 2006, Investor A1, Investor B1 and Investor C1 Shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A1 Shares only, and the after-tax returns for Investor B1 and Investor C1 Shares will vary.

9

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A1, Investor B1 and Investor C1 Shares of the New Jersey Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment):	Investor A1 Shares		Investor B1 Shares		Investor C1 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	[1]	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None[2]		4.00%	[3]	1.00%	[4]
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Investor A1 Shares		Investor B1 Shares		Investor C1 Shares
Management Fee[5]	0.55%		0.55%		0.55%
Distribution and/or Service (12b-1) Fees	0.10%		0.50%		0.60%
Other Expenses	0.19%		0.20%		0.17%
Interest Expense[6]	0.02%		0.02%		0.02%
Acquired Fund Fees and Expenses[7]	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses[5,7]	0.87%		1.28%		1.35%
[1]	As of October 2, 2006, Investor A1 Shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment.
[2]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A1 Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]

The CDSC is 4.00% if shares are redeemed in less than one year. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. (See the section “Details about Classes — Investor B1 Shares” for the complete schedule of CDSCs.) Investor B1 Shares automatically convert to Investor A1 Shares approximately ten years after you buy them and will no longer be subject to distribution fees and will be subject to lower service fees. As of October 2, 2006, Investor B1 Shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment.

[4]

There is no CDSC on Investor C1 Shares after one year. As of October 2, 2006, Investor C1 Shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment.

[5]

The Manager has voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as per the “Voluntary Expense Cap” column below. The Manager may reduce or discontinue these voluntary waivers and/or reimbursements at any time without notice. In addition, the Manager may voluntarily waive a portion of the Fund’s Management Fee in connection with the Fund’s investment in an affiliated money market fund. Taking these voluntary waivers into account, the Net Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) would be:

Share Class	Voluntary Expense Cap	Net Annual Fund Operating Expenses
Investor A1 Shares	0.72%	0.73%
Investor B1 Shares	1.13%	1.14%
Investor C1 Shares	1.23%	1.24%
[6]

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in residual interest bonds (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) for Investor A1, Investor B1 and Investor C1 Shares would be 0.85%, 1.26% and 1.33%, respectively.

[7]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.

10

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
Investor A1 Shares[1]	$485	$666	$863	$1,430
Investor B1 Shares[2] Redemption	$530	$706	$902	$1,545
Investor B1 Shares No Redemption	$130	$406	$702	$1,545
Investor C1 Shares[2] Redemption	$237	$428	$739	$1,624
Investor C1 Shares No Redemption	$137	$428	$739	$1,624

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in residual interest bonds (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses if you did/did not redeem your shares would be:

	1 Year	3 Years	5 Years	10 Years
Investor A1 Shares[1]	$483	$660	$852	$1,407
Investor B1 Shares[2] Redemption	$528	$700	$892	$1,523
Investor B1 Shares No Redemption	$128	$400	$692	$1,523
Investor C1 Shares[2] Redemption	$235	$421	$729	$1,601
Investor C1 Shares No Redemption	$135	$421	$729	$1,601
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of CDSC.

Key Facts About BlackRock Pennsylvania Municipal Bond Fund

What is the Fund’s investment objective?

The investment objective of the BlackRock Pennsylvania Municipal Bond Fund (“Pennsylvania Fund”) is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of long term investment grade Pennsylvania municipal bonds. Pennsylvania municipal bonds are debt obligations issued by or on behalf of a governmental entity in Pennsylvania or other qualifying issuer that pay interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Pennsylvania personal income taxes. These may be obligations of a variety of issuers including governmental entities in Pennsylvania and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its assets in Pennsylvania municipal bonds. When choosing investments, Fund management considers various factors, including the credit quality of issuers, yield analysis, maturity analysis and the call features of the obligations. Under normal circumstances, the Fund’s weighted average maturity will be more than ten years.

What are the main risks of investing in the Pennsylvania Fund?

The Fund cannot guarantee that it will achieve its investment objective.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

11

■

Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

■

State Specific Risk — The Fund will invest primarily in municipal securities issued by or on behalf of the Commonwealth of Pennsylvania. As a result, the Fund is more exposed to risks affecting issuers of Pennsylvania municipal securities than is a municipal securities fund that invests more widely.

■

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The Pennsylvania Fund may be an appropriate investment for you if you:

■	Are looking for income that is exempt from Federal income tax and Pennsylvania personal income taxes

■	Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

■	Are looking for liquidity

■	Can tolerate the risk of loss caused by negative political or economic developments in Pennsylvania, changes in interest rates or adverse changes in the price of bonds in general

12

Risk/Return Information

The chart and table shown below give you a picture of the Pennsylvania Fund’s long-term performance for Investor A1 Shares (in the chart) and for Investor A1, Investor B1 and Investor C1 Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P/Investortools Pennsylvania Municipal Bond Index, a measure of Pennsylvania municipal bond market performance, and the S&P/Investortools Main Municipal Bond Index and the Barclays Capital Municipal Bond Index, measures of broader municipal bond market performance. Effective September 29, 2009, the Fund changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/Investortools Main Municipal Bond Index and also added the S&P/Investortools Pennsylvania Municipal Bond Index as a secondary benchmark. The S&P/Investortools Main Municipal Bond Index provides a closer representation of the Pennsylvania Fund’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflects the investment strategy of the Fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A1 Shares

ANNUAL TOTAL RETURNS

BlackRock Pennsylvania Municipal Bond Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 5.21% (quarter ended September 30, 2002) and the lowest return for a quarter was –4.55% (quarter ended September 30, 2008). The year-to-date return as of June 30, 2009 was 8.23%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Pennsylvania Municipal Bond Fund — Investor A1[2]:
Return Before Taxes[1]	–11.30%	0.43%	2.74%
Return After Taxes on Distributions[1]	–11.30%	0.40%	2.71%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–5.85%	1.04%	3.01%
BlackRock Pennsylvania Municipal Bond Fund — Investor B1[2]:
Return Before Taxes[1]	–11.51%	0.53%	2.74%
BlackRock Pennsylvania Municipal Bond Fund — Investor C1[2]:
Return Before Taxes[1]	–8.96%	0.76%	2.64%
S&P/Investortools Pennsylvania Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–4.54%	2.48%	4.10%
S&P/Investortools Main Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–5.09%	2.35%	4.03%
Barclays Capital Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
[1]	Includes all applicable fees and sales charges.
[2]	As of October 2, 2006, Investor A1, Investor B1 and Investor C1 Shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A1 Shares only, and the after-tax returns for Investor B1 and Investor C1 Shares will vary.

13

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A1, Investor B1 and Investor C1 Shares of the Pennsylvania Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment):	Investor A1 Shares		Investor B1 Shares	Investor C1 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	[1]	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None[2]		4.00%[3]	1.00%[4]
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None	None
Redemption Fee	None		None	None
Exchange Fee	None		None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Investor A1 Shares		Investor B1 Shares	Investor C1 Shares
Management Fee[5]	0.55%		0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.10%		0.50%	0.60%
Other Expenses	0.15%		0.16%	0.14%
Interest Expense[6]	0.03%		0.03%	0.03%
Acquired Fund Fees and Expenses[7]	0.03%		0.03%	0.03%
Total Annual Fund Operating Expenses[5,7]	0.86%		1.27%	1.35%
[1]	As of October 2, 2006, Investor A1 Shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment.
[2]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A1 Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]

The CDSC is 4.00% if shares are redeemed in less than one year. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. (See the section “Details about Classes — Investor B1 Shares” for the complete schedule of CDSCs.) Investor B1 Shares automatically convert to Investor A1 Shares approximately ten years after you buy them and will no longer be subject to distribution fees and will be subject to lower service fees. As of October 2, 2006, Investor B1 Shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment.

[4]

There is no CDSC on Investor C1 Shares after one year. As of October 2, 2006, Investor C1 Shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment.

[5]

The Manager has voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as per the “Voluntary Expense Cap” column below. The Manager may reduce or discontinue these voluntary waivers and/or reimbursements at any time without notice. In addition, the Manager may voluntarily waive a portion of the Fund’s Management Fee in connection with the Fund’s investment in an affiliated money market fund. Taking these voluntary waivers into account, the Net Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) would be:

Share Class	Voluntary Expense Cap	Net Annual Fund Operating Expenses
Investor A1 Shares	0.73%	0.76%
Investor B1 Shares	1.15%	1.18%
Investor C1 Shares	1.26%	1.29%
[6]

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in residual interest bonds (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) for Investor A1, Investor B1 and Investor C1 Shares would be 0.83%, 1.24% and 1.32%, respectively.

[7]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.

14

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
Investor A1 Shares[1]	$484	$663	$858	$1,418
Investor B1 Shares[2] Redemption	$529	$703	$897	$1,534
Investor B1 Shares No Redemption	$129	$403	$697	$1,534
Investor C1 Shares[2] Redemption	$237	$428	$739	$1,624
Investor C1 Shares No Redemption	$137	$428	$739	$1,624

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in residual interest bonds (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses if you did/did not redeem your shares would be:

	1 Year	3 Years	5 Years	10 Years
Investor A1 Shares[1]	$481	$654	$842	$1,384
Investor B1 Shares[2] Redemption	$526	$693	$881	$1,500
Investor B1 Shares No Redemption	$126	$393	$681	$1,500
Investor C1 Shares[2] Redemption	$234	$418	$723	$1,590
Investor C1 Shares No Redemption	$134	$418	$723	$1,590
[1]	Reflects imposition of sales charge.
[2]	Reflects deduction of CDSC.

15

Details About the Funds

How Each Fund Invests

Investment Process

With respect to each Fund, BlackRock considers a variety of factors when choosing investments, such as:

■	Credit Quality of Issuers — based on bond ratings and other factors including economic and financial conditions

■	Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations have higher yields).

■

Maturity Analysis — the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

California Fund

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE CALIFORNIA FUND

The California Fund is managed by a team of financial professionals. Theodore R. Jaeckel, Jr., CFA and Walter
O’Connor, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Goal

The investment objective of the California Fund is to provide shareholders with income exempt from Federal and California income taxes.

Primary Investment Strategies

The Fund invests primarily in long term investment grade California municipal bonds. California municipal bonds are debt obligations issued by or on behalf of a governmental entity in California or other qualifying issuer that pay interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from California income tax. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in California or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds.

The Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Fund’s assets will be invested in investment grade securities. Under normal conditions, the Fund’s weighted average maturity will be more than ten years.

New Jersey Fund

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE NEW JERSEY FUND

The New Jersey Fund is managed by a team of financial professionals. Timothy T. Browse, Theodore R. Jaeckel,
Jr., CFA and Walter O’Connor, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for
additional information on the portfolio management team.

Investment Goal

The investment objective of the New Jersey Fund is to provide shareholders with income that is exempt from Federal income tax and New Jersey personal income taxes.

Primary Investment Strategy

The Fund invests primarily in long term investment grade New Jersey municipal bonds. New Jersey municipal bonds are debt obligations issued by or on behalf of a governmental entity in New Jersey or other qualifying issuer that pay

16

interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from New Jersey personal income taxes. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in New Jersey or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its assets in New Jersey municipal bonds.

The Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Fund’s assets will be invested in investment grade securities.

Under normal conditions, the Fund’s weighted average maturity will be more than ten years.

Pennsylvania Fund

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE PENNSYLVANIA FUND

The Pennsylvania Fund is managed by a team of financial professionals. Phillip Soccio, CFA, Theodore R. Jaeckel,
Jr., CFA and Walter O’Connor, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for
additional information on the portfolio management team.

Investment Goal

The investment objective of the Pennsylvania Fund is to provide shareholders with income that is exempt from Federal income tax and Pennsylvania personal income taxes.

Primary Investment Strategies

The Fund invests primarily in long term, investment grade Pennsylvania municipal bonds. Pennsylvania municipal bonds are debt obligations issued by or on behalf of a governmental entity in Pennsylvania or other qualifying issuer that pay interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Pennsylvania personal income taxes. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in Pennsylvania or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its assets in Pennsylvania municipal bonds.

The Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Fund’s assets will be invested in investment grade securities. Under normal conditions, the Fund’s weighted average maturity will be more than ten years.

Other Strategies

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

■

High Yield Bonds — Each Fund may invest up to 20% of its assets in high yield bonds (also known as “junk” bonds); however, the Funds will not invest in bonds that are in default or that Fund management believes will be in default.

■

Derivatives — Each Fund is permitted to engage in transactions in certain derivatives, such as financial futures contracts and options thereon, for hedging purposes. Each of the Funds may also invest in other derivatives, such as indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, for hedging purposes (including anticipatory hedges) or to enhance income. Derivatives are financial instruments whose value is derived from another security or an index. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. None of the Funds is required to use hedging and each may choose not to do so.

■

Indexed and Inverse Floating Rate Securities — Each Fund may invest in securities the potential return of which is directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. Each Fund may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters). In general, the return on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Each Fund may also purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts.

■	Insured Municipal Bonds — Each Fund may invest in municipal bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due.

■

Temporary Defensive Strategies — For temporary periods, each Fund may invest up to 35% of its assets in short term tax exempt or taxable money market obligations, although each Fund will not generally invest more than 20% of

17

its net assets in taxable money market obligations. As a temporary measure for defensive purposes, each Fund may invest without limitation in short term tax exempt or taxable money market obligations. These short term investments may limit the potential for the Funds to achieve their investment objectives.

■

Investment Companies — Each Fund has the ability to invest in other investment companies, such an exchange-traded funds, money market funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

■	Private Activity Bonds — Each Fund’s investments may include private activity bonds that may subject certain shareholders to a Federal alternative minimum tax.

■	Borrowing — Each Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment or dividends, for share repurchases or for the clearance of transactions.

■

Illiquid/Restricted Securities — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

■

Variable Rate Demand Obligations — Each Fund may invest in variable rate demand obligations, which are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution.

■

When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Objectives and Policies” in the Statement of Additional Information (“SAI”) also includes more information about the Funds, their investments and the related risks. As with any fund, there can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the fourth highest category (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Interest Rate Risk — Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — The faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s

18

credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. In California, general obligation bonds issued by entities other than the State of California are secured by an ad valorem tax levy.

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

State Specific Risk — The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.

California (California Fund) — California is currently experiencing significant financial stress. Falling home prices, limited credit availability, shrinking investment values, and growing job losses, among other factors, weighed heavily on the national and California economies in 2008, and continue to do so in 2009. The unemployment rate as of July 31, 2009 was 11.9%, almost double the rate at the start of 2008 and higher than the national average of 9.4%. The recession has had a profound, negative impact on state and local government revenues. As a result of continuing weakness in the State economy, State tax revenues are significantly below amounts projected in the 2008 and 2009 Budget Acts. As a result of continuing weakness in the State economy, the State commenced the 2009-10 fiscal year with a projected $26 billion budget shortfall which needed to be addressed by the State legislature and the Governor.

The amended 2009 budget bill includes approximately $15.6 billion in spending reductions, largely through cuts in education, health and welfare services. The budget also includes approximately $8 billion of revenue enhancements which consist of accounting changes, borrowings, revenue shifts which reduce future fiscal year’s revenues and other “one-time” fixes, some of which may be challenged in court. Budget gaps are likely to recur based on further deterioration of revenues. If the State’s economy continues to weaken, the State’s budget problems could continue to grow. The State is also facing serious cash flow difficulties. On July 2, 2009, the State Controller’s office started paying some State creditors with IOUs, or warrants, in order to preserve cash for other creditors with higher legal priority, such as bondholders. From July 2, 2009 through July 10, 2009, the State had issued almost $1.5 billion of such IOUs. All three major credit rating agencies have lowered their ratings on California State bonds in 2009, with Fitch lowering its rating multiple times. State general obligation bonds are, as of July 15, 2009, rated “Baa1” by Moody’s Investors Service, Inc. (“Moody’s”), “A” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), and “BBB” by Fitch Ratings (“Fitch”). Although the State has announced its intention to reenter the public credit markets to finance its current deficit, the State’s budgetary problems are likely to persist for years. Most local government agencies are also facing serious budget shortfalls as their main sources of revenues, property taxes and sales taxes, as well as fees based on real estate development, are all adversely impacted by the current economic recession. One California City, Vallejo, in Solano County, has filed for bankruptcy under Chapter 9 of the federal Bankruptcy Code.

California’s current economic problems heighten the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of potential issuer default. There is a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of a further downgrade in the credit rating of the State’s general obligation debt, could result in a reduction in the market value of the bonds held by the Fund, which could adversely affect the Fund’s net asset value or the distributions paid by the Fund. This is a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of the State’s tax-exempt

19

obligations are subject. The national economy, legislative, legal and regulatory, social and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of the State and its various political subdivisions and agencies. While the Fund’s portfolio managers try to reduce risks by selecting a wide variety of municipal securities, it is not possible to predict whether or to what extent the current economic and political issues or any other factors may affect the ability of the State or municipal issuers in California to pay interest or principal on their bonds or the ability of such bonds to maintain market value or marketability. The Fund is also unable to predict what impact these factors may have on its net asset value or its distributions to shareholders.

New Jersey (New Jersey Fund) — New Jersey and the nation are expected to continue to experience further deterioration in near-term economic growth in 2009. According to the Beige Book on economic performance released by the Federal Reserve Board on March 4, 2009, the Federal Reserve Board stated that economic conditions continued to deteriorate through February 2009. The latest New Jersey economic forecasts from Global Insight, Moody’s Economy.com and Rutgers University expect recessionary conditions to continue through 2009, with credit still tight and financial markets in continued turmoil. However, the State may experience further near-term deterioration in growth and the expected pace of economic expansion may decline further if consumers, investors and businesses become more concerned about the unemployment rate, credit availability, financial market stresses, and geopolitical tensions. Currently, S&P rates the State of New Jersey’s general obligation bonds AA. Moody’s and Fitch rate the State of New Jersey’s general obligation bonds Aa3 and AA-, respectively.

Pennsylvania (Pennsylvania Fund) — Although the Pennsylvania economy has diversified into other industries, it has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing laws or laws with respect to tax-exempt financing. Further, Pennsylvania has experienced the effects of the national economic recession, including increased unemployment rates and revenue shortfalls. General Fund revenue collections declined 8.6 percent on a year-over-year basis during fiscal year 2009 with final collections $3,254.6 million or 11.3 percent below estimate. In response to declining revenue collections in fiscal year 2009, the Commonwealth implemented a number of steps to reduce expenditures during fiscal year 2009. Pennsylvania commenced fiscal year 2010 without a budget agreement, although a bridge budget was enacted which provides for the full fiscal year 2010 funding for (i) essential general government operations, including the payment of wages and salaries to most Commonwealth employees; (ii) the payment of general obligation debt service; (iii) the payment of appropriation and/or lease-supported debt of the Commonwealth; (iv) the incarceration of convicted offenders within state correctional institutions; (v) the provision of state police services, and; (vi) certain mandated costs for the provision of health and welfare programs. A tentative agreement has been reportedly reached on a $27.9 billion budget for fiscal 2010. Fund management believes that current economic conditions in Pennsylvania will enable the Fund to continue to invest in high quality Pennsylvania bonds. Moody’s, S&P and Fitch currently rate the Commonwealth of Pennsylvania’s general obligation bonds Aa2, AA and AA, respectively.

Call Risk — Call risk is the chance that during periods of falling interest rates, an issuer of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential income and may have to invest the proceeds in bonds with lower yields.

Non-Diversification Risk (New Jersey Fund and Pennsylvania Fund) — Each Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing and Leverage Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

Derivatives Risks — A Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer

20

losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

High Yield Bond (“Junk Bond”) Risks — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

■

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

■	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

■	The credit rating of a high yield security does not necessarily address its market value risk.

Illiquid Securities Risk — If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Indexed and Inverse Floating Rate Securities Risks — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate. Investments in inverse floaters may subject the Funds to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities.

Insured Municipal Bond Risks — Bonds purchased by the Fund may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Fund or its shareholders from losses caused by declines in a bond’s market value.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

21

Taxability Risk — The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Variable Rate Demand Obligations Risks — Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Fund may lose money.

When Issued and Delayed Delivery Securities and Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

22

Account Information

How to Choose the Share Class that Best Suits Your Needs

The California Fund currently offers six share classes (Investor A1 and Investor C1 Shares in this prospectus), the New Jersey Fund currently offers eight shares classes (Investor A1, Investor B1 and Investor C1 Shares in this prospectus), and the Pennsylvania Fund currently offers eight share classes (Investor A1, Investor B1 and Investor C1 Shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial adviser or financial intermediary can help you determine which share class is best suited to your personal financial goals.

The Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.

Investor A1 Shares of the California Fund are available only to certain fee based programs, for dividend and capital gain reinvestment and on conversion from Investor B Shares. Investor C1 Shares of the California Fund are no longer available for purchase except for dividend and capital gain reinvestment for existing shareholders.

Investor A1, Investor B1 and Investor C1 Shares of the New Jersey Fund and the Pennsylvania Fund are no longer available for purchase except for dividend and capital gain reinvestment for existing shareholders and on conversion from Investor B1 Shares for Investor A1 Shares.

Details about the Share Classes

No initial sales charge applies to Investor A1 Shares that you buy through reinvestment of Fund dividends or capital gains.

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1 and Institutional Shares in most mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. For more information, see the SAI or contact your financial professional.

Investor B1 Shares

If you redeem Investor B1 Shares within six years after purchase, you may be charged a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. When you redeem Investor B1 Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor B1 Shares that are not subject to the deferred sales charge are redeemed first. After that, the Fund redeems the Shares that have been held the longest. In addition, no deferred sales charge is charged on Investor B1 Shares acquired through the reinvestment of dividends or distributions. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedules:

New Jersey Fund and Pennsylvania Fund

Years Since Purchase	Sales Charge[1]
0 – 1	4.00%
1 – 2	4.00%
2 – 3	3.00%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%
[1]

The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock Fund, the original deferred sales charge schedule will apply.

23

Any CDSC paid on a redemption of Investor B1 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Your Investor B1 Shares convert automatically into Investor A1 Shares approximately ten years after purchase. Any Investor B1 Shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A1 Shares are subject to lower annual expenses than Investor B1 Shares. The conversion of Investor B1 Shares to Investor A1 Shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Investor B1 Shares of different BlackRock Funds. For example, Investor B1 Shares of fixed-income funds typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B1 Shares in an exchange from another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B1 Shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C1 Shares

If you redeem Investor C1 Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and will be calculated without regards to any redemption fee. When you redeem Investor C1 Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C1 Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C1 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C1 Shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor A1, Investor B1 and Investor C1 Shares may be reduced or waived in certain circumstances, such as:

■	Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans

■	Exchanges pursuant to the exchange privilege, as described in “How to Exchange Shares or Transfer your Account”

■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006

■	Redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or an affiliate

■

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)

■	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares

■	Involuntary redemptions made of shares in accounts with low balances

■	Certain redemptions made through the Systematic Withdrawal Plan offered by the Fund, BlackRock or an affiliate

■	Redemptions related to the payment of PNC Trust Company custodial IRA fees

■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or financial intermediary may help you with this decision.

24

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason.

In addition, the Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

How to Buy Investor A1, Investor B1 or Investor C1 Shares

Investor A1 Shares of the California Fund are available only to certain fee based programs, for dividend and capital gain reinvestment and on conversion from Investor B Shares. Investor C1 Shares of the California Fund are no longer available for purchase except for dividend and capital gain reinvestment for existing shareholders.

Investor A1, Investor B1 and Investor C1 Shares of the New Jersey Fund and the Pennsylvania Fund are no longer available for purchase except for dividend and capital gain reinvestment for existing shareholders and on conversion from Investor B1 Shares for Investor A1 Shares.

How to Buy Shares

	Your Choices	Important Information for You to Know

Add to Your Investment	First, have your financial professional or financial intermediary submit your purchase order.

Since purchases are limited to certain authorized qualified employee benefit plans, contact your financial professional or financial intermediary to see if you qualify.

The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (“NYSE” or “Exchange”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend that sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your financial professional (if your account is not held directly with BlackRock).
How to Pay for Shares	Making payment for purchases	Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your financial professional or financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or financial intermediary will be responsible for any loss to the Fund.

25

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your financial professional or other financial intermediary submit your sales order

You can make redemption requests through your financial professional. Shareholders should indicate whether they are redeeming Investor A1, Investor B1 or Investor C1 Shares. The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial professional or financial intermediary prior to that day’s close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Financial intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming.

The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming

Redeem by Telephone: You may sell Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the Automated Clearing House Network (ACH) or wire transfer. Redemption requests in excess of these amounts must be in writing with a medallion signature guarantee. Call (800) 441-7762 for details.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by VRU: Investor Shares may also be redeemed by use of the Fund’s automated voice response unit service (VRU). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019 or for overnight delivery, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860-1427. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Payment of Redemption Proceeds

Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer.

26

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)	Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally sent on the next business day following redemption on which the Fund’s custodian is open for business.

The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund. No charge for sending redemption payments via ACH is imposed by the Fund.

* * *

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

27

How to Exchange Shares or Transfer your Account

	Your Choices	Important Information for You to Know

Exchange Privilege	Selling shares of one fund to purchase shares of another BlackRock Fund (“exchanging”)

Investor A1, Investor B1 and Investor C1 Shares of the Funds are generally exchangeable for Investor A, Investor B and Investor C Shares, respectively, of another BlackRock Fund.

You can exchange $1,000 or more of Investor A1, Investor B1 or Investor C1 Shares from one fund into Investor A, Investor B and Investor C Shares, respectively, of another fund which offers that class of shares (you can exchange less than $1,000 of Investor A1, Investor B1 or Investor C1 Shares if you already have an account in the fund into which you are exchanging).

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors.

Some of the BlackRock Funds impose a different deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege, you may contact your financial professional or financial intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short Term Trading Policy” below. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Transfer Shares to Another Financial Intermediary	Transfer to a participating financial intermediary

You may transfer your shares of the Fund only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

Transfer to a non-participating financial intermediary

You must either:

•  Transfer your shares to an account with the Fund; or

•  Sell your shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call

(800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

28

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to special payee. Please call (800) 441-7762 for details. If investing into another fund at BlackRock, the receiving fund must be open to new purchases.
Systematic Exchange	This feature can be used by investors to systematically exchange money from one fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required and investments in any additional funds must meet minimum initial investment requirements.
Systematic Withdrawal Plan (SWP)	This feature can be used by investors who want to receive regular distributions from their accounts.

To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a BlackRock Fund.

Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A1 Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A1, Investor B1 or Investor C1 Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A1, Investor B1 or Investor C1 Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A1, Investor B1 or Investor C1 Shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or financial intermediary for details.

Fund’s Rights

Each Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act;

■

Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

29

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or financial intermediaries that have agreements with the Distributor, you may be able to buy Institutional Shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A1 Shares in the program are eligible to purchase additional shares of the respective share class of the Fund, but may be subject to upfront sales charges.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional or financial intermediary.

Short-Term Trading Policy

The Board has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of the Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to financial professionals, and other financial

30

intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Redemption Fee

The Funds do not charge a redemption fee. However, certain BlackRock Funds listed below (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

The following BlackRock-advised funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Plans

The Funds have adopted plans (the “Plans”) that allows each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plans, Investor B1 and Investor C1 Shares pay a distribution fee to the Distributor, and/or its affiliates including PNC and its affiliates and to Merrill Lynch and/or Bank of America Corporation (“BAC”) and their affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC for sales support services provided in connection with the sale of Investor B1 and Investor C1 Shares. The distribution fees may also be

31

used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses. All Investor B1 and Investor C1 Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the Fund. Investor A1 Shares do not pay a distribution fee.

Under the Plans, a Fund also pays shareholder servicing fees (also referred to as shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor A1, Investor B1 and Investor C1 Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor A1, Investor B1 and Investor C1 Shares of the Fund. All Investor A1, Investor B1 and Investor C1 Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A1, Investor B1 and Investor C1 Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor A1, Investor B1 and Investor C1 Shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares. Because the fees paid by the Funds under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B1 and Investor C1 Shares may over time cost investors more than the front-end sales charge on Investor A1 Shares. For more information on the Plans, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a financial intermediary pursuant to a Plan and fees a Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a financial intermediary pursuant to which the Fund will pay a financial intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the financial intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

32

Management of the Funds

BlackRock

BlackRock, each Fund’s manager, manages the Fund’s investments and its business operations subject to the oversight of the Board of Trustees of each Fund. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Investment Management, LLC, each Fund’s sub-adviser (the “Sub-Adviser”), is a registered investment adviser organized in 1999. BlackRock Investment Management, LLC is also a commodity pool operator. BlackRock and its affiliates had approximately $1.373 trillion in investment company and other portfolio assets under management as of June 30, 2009.

Each Fund has entered into a management agreement with BlackRock.

BlackRock has sub-advisory agreements with the Sub-Adviser, an affiliate of BlackRock, under which BlackRock pays the Sub-Adviser for services they provide a fee equal to a percentage of the management fee paid to BlackRock under the management agreements. The Sub-Adviser is responsible for the day-to-day management of the Funds’ portfolios.

For the fiscal year ended May 31, 2009, the aggregate management fees, net of any applicable waivers, paid by the Funds to BlackRock as a percentage of each Fund’s average daily net assets were:

California Fund	0.53%
New Jersey Fund	0.49%
Pennsylvania Fund	0.52%

With respect to each of the California Fund, the New Jersey Fund and the Pennsylvania Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Average Daily Net Assets	Rate of Management Fee
First $500 million	0.55%
$500 million – $1 billion	0.525%
Greater than $1 billion	0.50%

A discussion of the basis for each Board of Trustees’ approval of the management agreement and the sub-advisory agreement with respect to each of the Funds is included in the respective Fund’s semi-annual shareholder report for the fiscal period ended November 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

33

California Fund

The Fund is managed by a team of financial professionals. Walter O’Connor, CFA and Theodore R. Jaeckel, Jr., CFA are the co-portfolio managers and are jointly and primarily responsible for the day to day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Walter O’Connor, CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	1993	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1998 to 2005.
Theodore R. Jaeckel, Jr., CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.

New Jersey Fund

The Fund is managed by a team of financial professionals. Walter O’Connor, CFA, Theodore R. Jaeckel, Jr., CFA and Timothy T. Browse are the co-portfolio managers and are jointly and primarily responsible for the day to day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Walter O’Connor, CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1998 to 2005.
Theodore R. Jaeckel, Jr., CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Timothy T. Browse, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Director of BlackRock, Inc. since 2006; Vice President of BlackRock, Inc. from 2006 to 2007; Vice President of MLIM from 2004 to 2006.

Pennsylvania Fund

The Fund is managed by a team of financial professionals. Walter O’Connor, CFA, Theodore R. Jaeckel, Jr., CFA and Phillip Soccio, CFA are the co-portfolio managers and are jointly and primarily responsible for the day to day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Walter O’Connor, CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1998 to 2005.
Theodore R. Jaeckel, Jr., CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Phillip Soccio, CFA, Co-portfolio manager	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Director of BlackRock, Inc., since 2009; Vice President of BlackRock, Inc. from 2005 to 2009; Associate of BlackRock, Inc. from 2002 to 2004.

34

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Funds for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Investor A1 Shares will have a higher net asset value than Investor B1 or Investor C1 Shares. Also, dividends paid on Investor A1 Shares will generally be higher than dividends paid on Investor B1 and Investor C1 Shares because Investor A1 Shares have lower expenses.

35

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of amortized cost. Certain Funds may invest in foreign securities. Foreign currency exchange rates are generally determined as of the close of business on the Exchange. Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Funds may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

You may want to avoid buying shares shortly before a Fund pays a dividend although the impact on you will be significantly less than if you were invested in a Fund paying fully taxable dividends. The reason? If you buy shares when a fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each Fund will distribute net investment income, if any, monthly and net realized capital gain, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the Transfer Agent.

Each Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes and exempt from California, New Jersey or Pennsylvania personal income taxes, respectively, with respect to the California Fund, the New Jersey Fund and the Pennsylvania Fund.

Each Fund will purchase a municipal security only if it is accompanied by an opinion of bond counsel, delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes and exempt from personal income taxes in California, New Jersey or Pennsylvania, as applicable (i.e., “tax-exempt”). For purposes of each Fund’s investment strategies, municipal securities and municipal bonds do not include certain tax credit bonds or tax subsidy bonds issued by municipalities and/or states, the interest on which is taxable for Federal income tax purposes. Holders of tax credit bonds may be entitled to be allocated income tax credits of certain amounts. To the extent dividends distributed by a Fund are derived from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. Interest income from other investments may produce taxable dividend distributions.

36

Each Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Dividend distributions derived from taxable interest income will be subject to Federal income tax and applicable state and local taxes. Dividend distributions derived from capital gains realized by a Fund on portfolio securities will be subject to Federal income tax and applicable state and local taxes.

If you redeem or exchange shares of a Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investment in private activity bonds.

Generally, within 60 days after the end of a Fund’s taxable year, the Fund will tell you the amount of exempt-interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares in the Fund. The tax treatment of dividends from a Fund is the same whether you choose to receive dividends in cash or to have them reinvested in shares of the Fund.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

California Fund

So long as, at the close of each quarter of the California Fund’s taxable year, at least 50% of the California Fund’s assets consists of California municipal bonds, exempt-interest dividends not exceeding the interest received on such California municipal bonds will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, the dividends derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from income tax in that state.

New Jersey Fund

To the extent that the distributions by the New Jersey Fund are derived from interest or gains from New Jersey municipal bonds and the Fund meets certain state tax requirements, they are also exempt from New Jersey state and local personal income taxes. Interest income from other investments may produce taxable dividend distributions. Dividends derived from capital gains realized by the New Jersey Fund may be subject to state and local income or property tax to the extent not attributable to gains from New Jersey municipal bonds. If you are subject to income tax in a state other than New Jersey, the dividends and gains derived from New Jersey municipal bonds generally will not be exempt from income tax in that state.

Pennsylvania Fund

To the extent that the distributions by the Pennsylvania Fund are derived from interest on Pennsylvania municipal bonds and the Fund meets certain state tax requirements, they are also exempt from Pennsylvania state personal income taxes. In the case of residents of the City of Philadelphia, distributions by the Pennsylvania Fund that are derived from interest on Pennsylvania municipal bonds and distributions that are designated as capital gain dividends for federal income tax purposes will also be exempt from the Philadelphia School District investment net income tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than Pennsylvania, the dividends derived from Pennsylvania municipal bonds generally will not be exempt from income tax in that state.

This section summarizes some of the consequences under current tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Funds under all applicable tax laws.

37

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

BlackRock California Municipal Bond Fund

	Investor A1
	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008	Year Ended August 31,
			2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.22	$11.26	$11.52	$11.70	$11.72	$11.54
Net investment income[1]	0.46	0.35	0.47	0.50	0.53	0.55
Net realized and unrealized gain (loss)	(0.20)	(0.05)	(0.25)	(0.18)	(0.03)	0.17
Net increase from investment operations	0.26	0.30	0.22	0.32	0.50	0.72
Dividends and distributions from:
Net investment income	(0.46)	(0.34)	(0.48)	(0.50)	(0.52)	(0.54)
Net realized gain	(0.00)[2]	—	(0.00)[2]	—	—	—
Total dividends and distributions	(0.46)	(0.34)	(0.48)	(0.50)	(0.52)	(0.54)
Net asset value, end of period	$11.02	$11.22	$11.26	$11.52	$11.70	$11.72
Total Investment Return[3]
Based on net asset value	2.56%	2.78%[4]	1.90%	2.83%	4.40%	6.37%
Ratios to Average Net Assets
Total expenses	0.89%	0.95%[6]	1.02%	1.02%	0.89%	0.83%
Total expenses after fees waived	0.88%	0.94%[6]	1.02%	1.01%	0.88%	0.83%
Total expenses after fees waived and excluding interest expense and fees[5]	0.81%	0.82%[6]	0.80%	0.78%	0.78%	0.78%
Net investment income	4.30%	4.14%[6]	4.02%	4.35%	4.50%	4.66%
Supplemental Data
Net assets, end of period (000)	$190,693	$220,470	$239,346	$258,492	$264,482	$258,411
Portfolio turnover	54%	31%	43%	30%	27%	22%
[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns exclude the effect of sales charges.
[4]	Aggregate total investment return.
[5]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

38

Financial Highlights (continued)

BlackRock California Municipal Bond Fund

	Investor C1
	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008	Year Ended August 31,
			2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.22	$11.26	$11.52	$11.70	$11.72	$11.54
Net investment income[1]	0.41	0.31	0.41	0.44	0.47	0.49
Net realized and unrealized gain (loss)	(0.20)	(0.05)	(0.25)	(0.18)	(0.02)	0.17
Net increase from investment operations	0.21	0.26	0.16	0.26	0.45	0.66
Dividends and distributions from:
Net investment income	(0.41)	(0.30)	(0.42)	(0.44)	(0.47)	(0.48)
Net realized gain	(0.00)[2]	—	(0.00)[2]	—	—	—
Total dividends and distributions	(0.41)	(0.30)	(0.42)	(0.44)	(0.47)	(0.48)
Net asset value, end of period	$11.02	$11.22	$11.26	$11.52	$11.70	$11.72
Total Investment Return[3]
Based on net asset value	2.04%	2.39%[4]	1.39%	2.31%	3.88%	5.84%
Ratios to Average Net Assets
Total expenses	1.40%	1.45%[6]	1.52%	1.52%	1.39%	1.34%
Total expenses after fees waived	1.38%	1.44%[6]	1.52%	1.52%	1.39%	1.34%
Total expenses after fees waived and excluding interest expense and fees[5]	1.32%	1.31%[6]	1.30%	1.28%	1.29%	1.28%
Net investment income	3.79%	3.64%[6]	3.52%	3.85%	4.00%	4.15%
Supplemental Data
Net assets, end of period (000)	$30,007	$36,280	$39,223	$45,474	$45,700	$46,900
Portfolio turnover	54%	31%	43%	30%	27%	22%
[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns exclude the effect of sales charges.
[4]	Aggregate total investment return.
[5]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

39

Financial Highlights (continued)

BlackRock New Jersey Municipal Bond Fund

	Investor A1
	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Year Ended July 31,
			2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.31	$10.59	$10.66	$10.73	$10.24	$10.22
Net investment income[1]	0.46	0.39	0.48	0.44	0.47	0.51
Net realized and unrealized gain (loss)	(0.45)	(0.28)	(0.10)	(0.07)	0.48	0.01
Net increase from investment operations	0.01	0.11	0.38	0.37	0.95	0.52
Dividends and distributions from:
Net investment income	(0.46)	(0.39)	(0.45)	(0.44)	(0.46)	(0.50)
Net realized gain	—	—	—	(0.00)[2]	—	—
Total dividends and distributions	(0.46)	(0.39)	(0.45)	(0.44)	(0.46)	(0.50)
Net asset value, end of period	$9.86	$10.31	$10.59	$10.66	$10.73	$10.24
Total Investment Return[3]
Based on net asset value	0.26%	1.05%[4]	3.60%	3.55%	9.49%	5.14%
Ratios to Average Net Assets
Total expenses	0.86%	1.01%[6]	1.19%	1.03%	1.14%	1.08%
Total expenses after fees waived and paid indirectly	0.72%	0.88%[6]	1.08%	1.03%	1.13%	1.08%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	0.70%	0.70%[6]	0.74%	0.91%	0.93%	0.91%
Net investment income	4.77%	4.47%[6]	4.46%	4.16%	4.45%	4.85%
Supplemental Data
Net assets, end of period (000)	$36,008	$38,082	$39,546	$40,676	$34,618	$32,863
Portfolio turnover	17%	11%	15%	16%	48%	27%
[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns exclude the effect of sales charges.
[4]	Aggregate total investment return.
[5]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

40

Financial Highlights (continued)

BlackRock New Jersey Municipal Bond Fund

	Investor B1
	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Year Ended July 31,
			2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.30	$10.58	$10.65	$10.73	$10.24	$10.22
Net investment income[1]	0.42	0.36	0.44	0.40	0.43	0.46
Net realized and unrealized gain (loss)	(0.45)	(0.29)	(0.10)	(0.09)	0.48	0.02
Net increase (decrease) from investment operations	(0.03)	0.07	0.34	0.31	0.91	0.48
Dividends and distributions from:
Net investment income	(0.42)	(0.35)	(0.41)	(0.39)	(0.42)	(0.46)
Net realized gain	—	—	—	(0.00)[2]	—	—
Total dividends and distributions	(0.42)	(0.35)	(0.41)	(0.39)	(0.42)	(0.46)
Net asset value, end of period	$9.85	$10.30	$10.58	$10.65	$10.73	$10.24
Total Investment Return[3]
Based on net asset value	(0.14)%	0.71%[4]	3.19%	3.03%	9.04%	4.71%
Ratios to Average Net Assets
Total expenses	1.27%	1.41%[6]	1.60%	1.44%	1.55%	1.49%
Total expenses after fees waived and paid indirectly	1.12%	1.28%[6]	1.48%	1.44%	1.54%	1.48%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	1.10%	1.10%[6]	1.14%	1.33%	1.34%	1.32%
Net investment income	4.36%	4.07%[6]	4.05%	3.75%	4.06%	4.44%
Supplemental Data
Net assets, end of period (000)	$7,447	$12,386	$15,723	$20,920	$26,893	$31,781
Portfolio turnover	17%	11%	15%	16%	48%	27%
[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns exclude the effect of sales charges.
[4]	Aggregate total investment return.
[5]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

41

Financial Highlights (continued)

BlackRock New Jersey Municipal Bond Fund

	Investor C1
	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Year Ended July 31,
			2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.30	$10.58	$10.64	$10.73	$10.24	$10.21
Net investment income[1]	0.41	0.35	0.43	0.39	0.41	0.45
Net realized and unrealized gain (loss)	(0.45)	(0.28)	(0.09)	(0.10)	0.49	0.02
Net increase (decrease) from investment operations	(0.04)	0.07	0.34	0.29	0.90	0.47
Dividends and distributions from:
Net investment income	(0.41)	(0.35)	(0.40)	(0.38)	(0.41)	(0.44)
Net realized gain	—	—	—	(0.00)[2]	—	—
Total dividends and distributions	(0.41)	(0.35)	(0.40)	(0.38)	(0.41)	(0.44)
Net asset value, end of period	$9.85	$10.30	$10.58	$10.64	$10.73	$10.24
Total Investment Return[3]
Based on net asset value	(0.24)%	0.63%[4]	3.18%	2.83%	8.94%	4.71%
Ratios to Average Net Assets
Total expenses	1.34%	1.49%[6]	1.68%	1.54%	1.65%	1.59%
Total expenses after fees waived and paid indirectly	1.22%	1.37%[6]	1.58%	1.53%	1.64%	1.58%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	1.20%	1.20%[6]	1.24%	1.42%	1.44%	1.42%
Net investment income	4.27%	3.97%[6]	3.95%	3.65%	3.94%	4.34%
Supplemental Data
Net assets, end of period (000)	$14,821	$16,232	$18,648	$19,634	$16,040	$14,903
Portfolio turnover	17%	11%	15%	16%	48%	27%
[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns exclude the effect of sales charges.
[4]	Aggregate total investment return.
[5]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

42

Financial Highlights (continued)

BlackRock Pennsylvania Municipal Bond Fund

	Investor A1
	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Year Ended July 31,
			2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.81	$11.14	$11.20	$11.41	$11.13	$11.05
Net investment income[1]	0.48	0.44	0.50	0.49	0.50	0.51
Net realized and unrealized gain (loss)	(0.46)	(0.31)	(0.07)	(0.26)	0.28	0.08
Net increase from investment operations	0.02	0.13	0.43	0.23	0.78	0.59
Dividends and distributions from:
Net investment income	(0.48)	(0.43)	(0.49)	(0.44)	(0.50)	(0.51)
Net realized gain	—	(0.03)	—	—	—	—
Total dividends and distributions	(0.48)	(0.46)	(0.49)	(0.44)	(0.50)	(0.51)
Net asset value, end of period	$10.35	$10.81	$11.14	$11.20	$11.41	$11.13
Total Investment Return[2]
Based on net asset value	0.36%	1.19%[3]	3.81%	2.49%	7.16%	5.37%
Ratios to Average Net Assets
Total expenses	0.83%	1.08%[5]	1.28%	1.33%	1.24%	1.08%
Total expenses after fees waived and paid indirectly	0.73%	0.99%[5]	1.21%	1.32%	1.23%	1.06%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.70%	0.70%[5]	0.76%	0.98%	1.01%	0.98%
Net investment income	4.71%	4.74%[5]	4.40%	4.34%	4.45%	4.50%
Supplemental Data
Net assets, end of period (000)	$22,855	$25,560	$27,931	$26,987	$26,024	$25,432
Portfolio turnover	20%	44%	46%	23%	32%	58%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effect of sales charges.
[3]	Aggregate total investment return.
[4]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[5]	Annualized.

43

Financial Highlights (continued)

BlackRock Pennsylvania Municipal Bond Fund

	Investor B1
	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Year Ended July 31,
			2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.79	$11.13	$11.18	$11.39	$11.12	$11.03
Net investment income[1]	0.44	0.40	0.45	0.44	0.46	0.46
Net realized and unrealized gain (loss)	(0.45)	(0.32)	(0.06)	(0.21)	0.27	0.09
Net increase (decrease) from investment operations	(0.01)	0.08	0.39	0.23	0.73	0.55
Dividends and distributions from:
Net investment income	(0.44)	(0.39)	(0.44)	(0.44)	(0.46)	(0.46)
Net realized gain	—	(0.03)	—	—	—	—
Total dividends and distributions	(0.44)	(0.42)	(0.44)	(0.44)	(0.46)	(0.46)
Net asset value, end of period	$10.34	$10.79	$11.13	$11.18	$11.39	$11.12
Total Investment Return[2]
Based on net asset value	0.05%	0.76%[3]	3.49%	2.07%	6.63%	5.04%
Ratios to Average Net Assets
Total expenses	1.24%	1.47%[5]	1.70%	1.74%	1.65%	1.48%
Total expenses after fees waived and paid indirectly	1.13%	1.39%[5]	1.62%	1.73%	1.64%	1.47%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	1.10%	1.10%[5]	1.17%	1.39%	1.42%	1.38%
Net investment income	4.29%	4.34%[5]	4.00%	3.93%	4.05%	4.09%
Supplemental Data
Net assets, end of period (000)	$6,184	$9,984	$12,856	$18,402	$23,965	$28,749
Portfolio turnover	20%	44%	46%	23%	32%	58%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effect of sales charges.
[3]	Aggregate total investment return.
[4]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[5]	Annualized.

44

Financial Highlights (concluded)

BlackRock Pennsylvania Municipal Bond Fund

	Investor C1
	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Year Ended July 31,
			2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.79	$11.13	$11.19	$11.39	$11.12	$11.03
Net investment income[1]	0.43	0.39	0.44	0.43	0.45	0.45
Net realized and unrealized gain (loss)	(0.45)	(0.32)	(0.07)	(0.20)	0.26	0.09
Net increase (decrease) from investment operations	(0.02)	0.07	0.37	0.23	0.71	0.54
Dividends and distributions from:
Net investment income	(0.43)	(0.38)	(0.43)	(0.43)	(0.44)	(0.45)
Net realized gain	—	(0.03)	—	—	—	—
Total dividends and distributions	(0.43)	(0.41)	(0.43)	(0.43)	(0.44)	(0.45)
Net asset value, end of period	$10.34	$10.79	$11.13	$11.19	$11.39	$11.12
Total Investment Return[2]
Based on net asset value	(0.05)%	0.68%[3]	3.29%	2.06%	6.53%	4.93%
Ratios to Average Net Assets
Total expenses	1.32%	1.56%[5]	1.77%	1.84%	1.75%	1.59%
Total expenses after fees waived and paid indirectly	1.23%	1.49%[5]	1.71%	1.82%	1.74%	1.57%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	1.20%	1.20%[5]	1.26%	1.48%	1.52%	1.49%
Net investment income	4.21%	4.24%[5]	3.90%	3.83%	3.94%	3.99%
Supplemental Data
Net assets, end of period (000)	$11,324	$12,736	$15,327	$15,642	$13,626	$13,260
Portfolio turnover	20%	44%	46%	23%	32%	58%
[1]	Based on average shares outstanding.
[2]	Total investment returns exclude the effect of sales charges.
[3]	Aggregate total investment return.
[4]

Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s Annual Report for details of municipal bonds transferred to tender option bond trusts.

[5]	Annualized.

45

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery

■	Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow s Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the

46

information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Funds makes their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

47

Glossary

Glossary of Investment Terms

Barclays Capital Municipal Bond Index — The Barclays Capital Municipal Bond Index is an unmanaged index consisting of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

General Obligation Bonds — bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

High Yield Bonds — sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth higher rating category of the major rating agencies). These securities generally pay more interest than higher rater securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Municipal Bonds — debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income or Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Issuers of municipal bonds may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations.

Municipal Notes — shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and that have a maturity that is generally one year or less.

S&P/Investortools California Municipal Bond Index — The S&P/Investortools California Municipal Bond Index includes all California bonds in the S&P/Investortools Main Municipal Bond Index.

S&P/Investortools Main Municipal Bond Index — The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

S&P/Investortools New Jersey Municipal Bond Index — The S&P/Investortools New Jersey Municipal Bond Index includes all New Jersey bonds in the S&P/Investortools Main Municipal Bond Index.

S&P/Investortools Pennsylvania Municipal Bond Index — The S&P/Investortools Pennsylvania Municipal Bond Index includes all Pennsylvania bonds in the S&P/Investortools Main Municipal Bond Index.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — include accounting, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund.

48

Glossary of Other Terms

Dividends — includes ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

49

[This page intentionally left blank]

For More Information

Fund and Service Providers

FUNDS

BlackRock California Municipal Series Trust

BlackRock California Municipal Bond Fund

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

Written Correspondence:

P.O. Box 9819

Providence, Rhode Island 02940-8019

Overnight Mail:

101 Sabin Street

Pawtucket, Rhode Island 02860-1427

(800) 441-7762

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Investment Management, LLC

800 Scudders Mill Road

Plainsboro, New Jersey 08536

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

750 College Road East

Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

600 College Road East

Princeton, New Jersey 08540

DISTRIBUTOR

BlackRock Investments, LLC

40 East 52nd Street

New York, New York 10022

CUSTODIANS

California Fund:

The Bank of New York Mellon

One Wall Street

New York, New York 10019-6099

New Jersey and Pennsylvania Funds:

State Street Bank and Trust Company

2 Avenue de Lafayette

Boston, Massachusetts 02111

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Fund’s investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information, dated September 29, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock California Municipal Series Trust or BlackRock Multi-State Municipal Series Trust

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9819

Providence, Rhode Island 02940-8019

Overnight Mail

BlackRock California Municipal Series Trust or BlackRock Multi-State Municipal Series Trust

c/o PNC Global Investment Servicing (U.S.) Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860

(800) 441-7762

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST INVESTMENT COMPANY ACT FILE # 811-04264

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST INVESTMENT COMPANY ACT FILE # 811-4375

© Blackrock Advisors, LLC

Code # PRO-10327-PRI-0909

STATEMENT OF ADDITIONAL INFORMATION

BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST

BLACKROCK CALIFORNIA MUNICIPAL BOND FUND

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

BLACKROCK NEW JERSEY MUNICIPAL BOND FUND

BLACKROCK PENNSYLVANIA MUNICIPAL BOND FUND

100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800) 441-7762

This Statement of Additional Information of BlackRock California Municipal Bond Fund (the “California Fund”), a series of BlackRock California Municipal Series Trust (the “California Trust”), and of BlackRock New Jersey Municipal Bond Fund (the “New Jersey Fund”) and BlackRock Pennsylvania Municipal Bond Fund (the “Pennsylvania Fund” and, collectively with the California Fund and the New Jersey Fund, the “Funds”), series of BlackRock Multi-State Municipal Series Trust (the “Multi-State Trust” and, collectively with the California Trust, the “Trusts”) is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated September 29, 2009, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-441-7762 or by writing to the Fund at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of the Funds’ Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. The Funds’ audited financial statements are incorporated into this Statement of Additional Information by reference to each Fund’s 2009 Annual Report. You may request a copy of the Annual Reports at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

BLACKR OCK ADVISORS, LLC — MANAGER

BLACKROCK INVESTMENTS, LLC — DISTRIBUTOR

The date of this Statement of Additional Information is September 29, 2009

PART I: INFORMATION ABOUT THE FUNDS

Part I of this Statement of Additional Information sets forth information about the Funds. It includes information about the Trusts’ Boards of Trustees, the advisory services provided to and the management fees paid by the Funds, performance data for the Funds, and information about other fees paid by and services provided to the Funds. This Part I should be read in conjunction with the Funds’ Prospectus and those portions of Part II of this Statement of Additional Information that pertain to the Funds.

I.	Investment Objectives and Policies

The investment objective of each of the California Fund, the New Jersey Fund and the Pennsylvania Fund is to provide shareholders with income exempt from Federal income taxes and California personal income taxes, New Jersey personal income taxes or Pennsylvania personal income taxes, respectively. The investment objective of each Fund is a fundamental policy of the respective Fund and may not be changed without the approval of a majority of such Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended, (the “Investment Company Act”). Each of the California Fund, the New Jersey Fund and the Pennsylvania Fund seeks to achieve its objective by investing primarily in a portfolio of long-term investment grade obligations issued by or on behalf of California, New Jersey and Pennsylvania, respectively, their respective political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, and interest on which is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes and exempt from California personal income taxes, New Jersey personal income taxes and Pennsylvania personal income taxes, respectively. Obligations the interest on which is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Bonds.” Obligations the interest on which, in the opinion of bond counsel of the issuer, is excludable from gross income for Federal income taxes and exempt from California personal income taxes, New Jersey personal income taxes or Pennsylvania personal income tax are referred to as “California Municipal Bonds,” “New Jersey Municipal Bonds,” or “Pennsylvania Municipal Bonds,” respectively. Unless otherwise indicated, references to Municipal Bonds shall be deemed to include California Municipal Bonds, New Jersey Municipal Bonds and Pennsylvania Municipal Bonds. Municipal Bonds include general obligation bonds, revenue or special obligation bonds, private activity bonds, variable rate demand notes, and short-term tax-exempt municipal obligations such as tax anticipation notes.

Under normal circumstances, each of the California Fund, the New Jersey Fund and the Pennsylvania Fund invests at least 80% of its net assets in California Municipal Bonds, New Jersey Municipal Bonds and Pennsylvania Municipal Bonds, respectively. For this purpose, net assets include any borrowings for investment purposes. This is a fundamental policy of each Fund and cannot be changed with a vote of the majority of the outstanding shares of the Fund as defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The California Fund is classified as a diversified open-end management investment company under the Investment Company Act. Each of the New Jersey Fund and the Pennsylvania Fund is classified as a non-diversified open-end management investment company under the Investment Company Act. There can be no assurance that the investment objective of any Fund will be achieved.

For temporary periods or to provide liquidity, each Fund has the authority to invest as much as 35% of its assets in tax-exempt or taxable money market obligations with remaining maturities not in excess of one year from the date of purchase (“Temporary Investments”), except that taxable Temporary Investments generally will not exceed 20% of any Fund’s assets. In addition, each Fund reserve the right to temporarily invest a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of BlackRock Advisors, LLC (the “Manager”), each Fund’s manager, and BlackRock Investment Management, LLC (“BIM”), each Fund’s sub-adviser, market conditions warrant such action. Temporary Investments consist of U.S. Government securities, U.S. Government Agency securities, domestic bank certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. From time to time, a Fund may realize capital gains that will constitute taxable income.

Each Fund may invest in certain tax-exempt securities that are classified as “private activity bonds,” which may subject certain investors to a Federal and possibly state alternative minimum tax.

Certain instruments in which a Fund may invest may be characterized as derivative instruments. Each Fund is authorized to engage in transactions in financial futures contracts and options thereon only for hedging purposes. Each Fund is also authorized to invest in indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, both for hedging purposes and to seek to enhance income. The Funds may also invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests in variable rate tax-exempt obligations held by a financial institution (“Participating VRDOs”). The Funds’ hedging strategies are not fundamental policies and may be modified by the Trustees of the Trusts without the approval of shareholders.

Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees, the Manager and BIM will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provides the credit enhancement.

The Funds ordinarily do not intend to realize investment income that is not excludable from gross income for Federal income tax purposes and exempt from California personal income taxes, New Jersey personal income taxes or Pennsylvania personal income taxes, as applicable. However, to the extent that suitable California Municipal Bonds, New Jersey Municipal Bonds or Pennsylvania Municipal Bonds are not available for investment by the California Fund, the New Jersey Fund or the Pennsylvania Fund, respectively, each Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes, but not exempt from California personal income taxes, New Jersey personal income taxes or Pennsylvania personal income taxes, respectively. Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to pay interest that is excludable from gross income for Federal income tax purposes and/or exempt from California personal income taxes, New Jersey personal income taxes or Pennsylvania personal income taxes, as applicable (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing an interest in one or more long-term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in California Municipal Bonds, New Jersey Municipal Bonds or Pennsylvania Municipal Bonds, as applicable, or Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of the Funds’ investment objectives and policies, Non-Municipal Tax-Exempt Securities that pay interest that is excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds,” Non-Municipal Tax-Exempt Securities that pay interest that is excludable from gross income for Federal income tax purposes and exempt from California personal income taxes will be considered “California Municipal Bonds,” Non-Municipal Tax-Exempt Securities that pay interest that is excludable from gross income for Federal income tax purposes and exempt from New Jersey personal income taxes will be considered “New Jersey Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is excludable from gross income for Federal income tax purposes and exempt from Pennsylvania personal income taxes will be considered “Pennsylvania Municipal Bonds.” Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Funds.

Investment Polices of the Funds

Each Fund pursues its investment objective through the separate investment policies described below. These policies differ with respect to the maturity and quality of portfolio securities in which a Fund may invest, and these policies can be expected to affect the yield on each Fund and the degree of market, financial, credit and interest rate risk to which the Fund is subject. Generally, Municipal Bonds with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates (“interest rate risk”) than are Municipal Bonds with shorter maturities. In addition, lower rated Municipal Bonds generally will provide a higher yield than higher rated Municipal Bonds of similar maturity but are also generally subject to greater market risk and to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations (“credit risk”). A Fund’s net asset value may fall when interest rates rise and rise when interest rates fall. Because of its emphasis on investments in Municipal Bonds, each Fund should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment plan.

California Fund

Under normal circumstances, the Fund will invest at least 80% of its assets in California Municipal Bonds. At least 80% of the Fund’s assets will be invested in investment grade Municipal Bonds. Investment grade Municipal Bonds are those rated at the date of purchase in the four highest rating categories of Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa) in the case of long-term debt, rated MIG 1 through MIG 3 by Moody’s, rated F-1+ through F-3 by Fitch, or rated SP-1 through SP-2 by S&P in the case of short-term notes, and rated P-1 or P-2 in the case of Moody’s, rated F-1+ through F-3 by Fitch or A-1 through A-3 by S&P in the case of tax-exempt commercial paper. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager or BIM, to other obligations in which the Fund may invest. Securities rated in the lowest investment grade category may be considered to have speculative characteristics. The Fund may invest up to 20% of its assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or that, in the Manager’s or BIM’s judgment, possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase debt securities that are in default or that the Manager believes will be in default. Under normal conditions, it is generally anticipated that the Fund’s weighted average maturity will be in excess of ten years.

New Jersey Fund

Under normal circumstances, the Fund will invest at least 80% of its assets in New Jersey Municipal Bonds. At least 80% of the Fund’s assets will be invested in investment grade Municipal Bonds. Investment grade Municipal Bonds are those rated at the date of purchase in the four highest rating categories of Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa) in the case of long-term debt, rated MIG 1 through MIG 3 by Moody’s, rated F-1+ through F-3 by Fitch, or rated SP-1 through SP-2 by S&P in the case of short-term notes, and rated P-1 or P-2 in the case of Moody’s, rated F-1+ through F-3 by Fitch or A-1 through A-3 by S&P in the case of tax-exempt commercial paper. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager or BIM, to other obligations in which the Fund may invest. Securities rated in the lowest investment grade category may be considered to have speculative characteristics. The Fund may invest up to 20% of its assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or that, in the Manager’s or BIM’s judgment, possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase debt securities that are in default or that the Manager believes will be in default. Under normal conditions, it is generally anticipated that the Fund’s weighted average maturity will be in excess of ten years.

Pennsylvania Fund

Under normal circumstances, the Fund will invest at least 80% of its assets in Pennsylvania Municipal Bonds. At least 80% of the Fund’s assets will be invested in investment grade Municipal Bonds. Investment grade Municipal Bonds are those rated at the date of purchase in the four highest rating categories of Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa) in the case of long-term debt, rated MIG 1 through MIG 3 by Moody’s, rated F-1+ through F-3 by Fitch, or rated SP-1 through SP-2 by S&P in the case of short-term notes, and rated P-1 or P-2 in the case of Moody’s, rated F-1+ through F-3 by Fitch or A-1 through A-3 by S&P in the case of tax-exempt commercial paper. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager or BIM, to other obligations in which the Fund may invest. Securities rated in the lowest investment grade category may be considered to have speculative characteristics. The Fund may invest up to 20% of its assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or that, in the Manager’s or BIM’s judgment, possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase debt securities that are in default or that the Manager believes will be in default. Under normal conditions, it is generally anticipated that the Fund’s weighted average maturity will be in excess of ten years.

II.	Investment Restrictions

The Trusts, on behalf of the Funds, have adopted restrictions and policies relating to the Funds’ assets and their activities. Certain of the restrictions are fundamental policies of the Funds and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Trusts, on behalf of the Funds, have also adopted certain non-fundamental investment restrictions, which may be changed by the Boards of Trustees without shareholder approval.

Set forth below are the Funds’ fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

Under the Trusts’ fundamental investment restrictions, each Fund may not:

(1) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

(2) Make investments for the purpose of exercising control or management.

(3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(5) Issue senior securities to the extent such issuance would violate applicable law.

(6) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(7) Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (“Securities Act”), in selling portfolio securities.

(8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

As an additional fundamental restriction, the California Fund may not make any investment inconsistent with its classification as a diversified investment company under the Investment Company Act.

Under the Trusts’ non-fundamental investment restrictions, each Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12 (d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted under the Prospectus and the Statement of Additional Information and by applicable law.

(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Boards of Trustees of the Trusts have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Boards of Trustees of the Trusts are not subject to the limitations set forth in this investment restriction.

(d) Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes such as redemption of Fund shares. The Fund will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

Except with respect to restriction (6), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

III.	Information on Trustees and Officers

The Board of Trustees (the “Board”) of each Trust consists of fourteen individuals (each, a “Trustee”), eleven of whom are not “interested persons” of the Trusts as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the oversight of the operations of the Trusts and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.

The Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

The members of the Audit Committee (the “Audit Committee”) are Fred G. Weiss (Chair), Robert M. Hernandez and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Trusts’ independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Trusts; (3) review the conduct and results of each independent audit of the Trusts’ financial statements; (4) review with the independent auditors any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Trusts and their service providers with respect to accounting and financial matters; (6) oversee the performance of the Trusts’ internal audit function provided by their investment adviser, administrator, pricing agent or other service providers; (7) oversee policies, procedures and controls regarding valuation of the Trusts’ investments; and (8) resolve any disagreements between Trust management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended May 31, 2009, the Audit Committee met four times.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Honorable Stuart Eizenstat (Chair), Robert M. Hernandez, Fred G. Weiss and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Nominating Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Trusts and recommend non-interested Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended May 31, 2009, the Governance Committee met four times.

The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond and Roberta Cooper Ramo, all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Funds, the fund-related activities of BlackRock and the Funds’ third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Funds and their service providers; (2) review information on and, where appropriate, recommend policies concerning the Funds’ compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Funds’ Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended May 31, 2009, the Compliance Committee met five times.

The members of the Performance Oversight Committee are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot and John O’Brien, all of whom are non-interested Trustees, and Richard S. Davis, who serves as an interested Trustee. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Funds’ investment performance relative to their agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Funds’ investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Funds’ investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended May 31, 2009, the Performance Oversight Committee met four times.

The members of the Executive Committee (the “Executive Committee”) are James H. Bodurtha, Honorable Stuart E. Eizenstat, Robert M. Hernandez, David H. Walsh and Fred G. Weiss. The principal responsibilities of the Executive Committee are to (i) act on routine matters between meetings of the Board of Trustees, (ii) act on such matters as may require urgent action between meetings of the Board of Trustees, and (iii) exercise such other authority as may from time to time be delegated to the Committee by the Board of Trustees. The Board has adopted a written charter for the Executive Committee. The Executive Committee was constituted on December 9, 2008 and did not meet during the fiscal year ended May 31, 2009.

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

James H. Bodurtha[3] 40 East 52nd Street New York, NY 10022 1944	Trustee	1995 to present	Director, The China Business Group, Inc. (consulting firm) since 1996; Chairman of the Board, Berkshire Holding Corporation since 1980; and Formerly Executive Vice President thereof from 1996 to 2003.	35 Funds 101 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	2007 to present	Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	35 Funds 101 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	2007 to present	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	35 Funds 101 Portfolios	Knology, Inc. (telecommu- nications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat[4] 40 East 52nd Street New York, NY 10022 1943	Trustee	2007 to present	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	35 Funds 101 Portfolios	Alcatel-Lucent (telecommu- nications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	2005 to present	Professor, Harvard University since 1992.	35 Funds 101 Portfolios	None

Robert M. Hernandez[5] 40 East 52nd Street New York, NY 10022 1944	Trustee	2007 to present	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 Funds 101 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	2007 to present	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	35 Funds 101 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	1999 to present	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President Elect, The American Law Institute, (non-profit), 2007; Formerly President, American Bar Association from 1995 to 1996.	35 Funds 101 Portfolios	None

David H. Walsh[6] 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Formerly Director, The National Audubon Society from 1998 to 2005.	35 Funds 101 Portfolios	None

Fred G. Weiss[7] 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	35 Funds 101 Portfolios	Watson Pharmaceutical Inc.

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee	2007 to present	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 Funds 101 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Interested Trustees[1,8]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.	173 Funds 283 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	2007 to present	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	35 Funds 101 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	2007 to present	Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	173 Funds 283 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Fund’s board in 2007, those trustees first became a member of the board of trustees of other legacy MLIM or legacy BlackRock Funds as follows: Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998 and Richard R. West, 1978.

[3]	Chairman of the Compliance Committee.
[4]	Chairman of the Governance and Nominating Committee.
[5]	Chairman of the Board of Trustees.
[6]	Chairman of the Performance Oversight Committee.
[7]	Vice-Chairman of the Board of Trustees and Chairman of the Audit Committee.
[8]

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act, of the Trusts based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts due to his former positions with BlackRock, Inc. and its affiliates and ownership of BlackRock, Inc. and PNC securities.

Certain biographical and other information relating to the officers of the Trusts is set forth below, including their address and year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Trust Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Account Management Group (AMG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.	173 registered investment companies consisting of 283 portfolios	None

Jeffrey Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.	69 registered investment companies consisting of 182 portfolios	None

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.	173 registered investment companies consisting of 283 portfolios	None

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003; Director from 2001 to 2003; Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.	69 registered investment companies consisting of 182 portfolios	None

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc., from 1992 to 2006.	173 registered investment companies consisting of 283 portfolios	None

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	173 registered investment companies consisting of 283 portfolios	None

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.	173 registered investment companies consisting of 283 portfolios	None

Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	2007 to present	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.	173 registered investment companies consisting of 283 portfolios	None

[1]	Officers of the Trusts serve at the pleasure of the Boards of Trustees.

Share Ownership

Information relating to each Trustee’s share ownership in the Funds and in all BlackRock-advised funds that are overseen by the respective Trustees (“Supervised Funds”) as of December 31, 2008 is set forth in the chart below.

Name of Director[1]	Aggregate Dollar Range of Equity Securities in the California Fund	Aggregate Dollar Range of Equity Securities in the New Jersey Fund	Aggregate Dollar Range of Equity Securities in the Pennsylvania Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds

Interested Directors:

Richard S. Davis	None	None	None	over $100,000

Laurence D. Fink	None	None	None	$1-$10,000

Henry Gabbay	None	None	None	over $100,000

Non-Interested Directors:

James H. Bodurtha	None	None	None	over $100,000

Bruce R. Bond	None	None	None	over $100,000

Donald W. Burton	None	None	None	None

Stuart E. Eizenstat	None	None	None	$1-$10,000

Kenneth A. Froot	None	None	None	over $100,000

Robert M. Hernandez	None	None	over $100,000	over $100,000

John F. O’Brien	None	None	None	over $100,000

Roberta Cooper Ramo	None	None	None	over $100,000

Jean Margo Reid[2]	None	None	None	over $100,000

David H. Walsh	None	None	None	over $100,000

Fred G. Weiss	None	None	None	over $100,000

Richard R. West	None	None	None	$50,001-$100,000

[1]

With the exception of Mr. Bodurtha, Mr. Froot and Ms. Cooper Ramo, each of the Trustees assumed office on November 1, 2007. The Trustees anticipate purchasing additional shares of Supervised Funds in the near future.

[2]	Ms. Reid resigned as a Trustee of the Funds and as a director or trustee of all other BlackRock-advised funds effective August 1, 2009.

As of September 16, 2009, the Trustees and officers of the Trusts as a group owned an aggregate of less than 1% of the outstanding shares of the Funds. As of December 31, 2008, none of the non-interested Trustees of the Trusts or their immediate family members owned beneficially or of record any securities of affiliates of the Manager, the Distributors, or any person directly or indirectly controlling, controlled by, or under common control with the Manager or the Distributors.

Compensation of Trustees

Through March 31, 2009, each Trustee who was a non-interested Trustee was paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Trusts, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board were paid as compensation an additional annual retainer of $65,000 and $25,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee were paid as compensation an additional annual retainer of $25,000, respectively.

Mr. Gabbay is an interested Director of the Funds and serves as an interested Board member of other BlackRock-advised funds which are organized into one complex of closed-end funds and two complexes of open-end funds (each, a “BlackRock Fund Complex”). Effective January 1, 2009, Mr. Gabbay receives as compensation for his services as a Board member of each of the three BlackRock Fund

Complexes, (i) an annual retainer of $412,500 allocated to the funds in the three BlackRock Fund Complexes, including the Funds and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $18,750 to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of funds in the three BlackRock Fund Complexes (including the Funds) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs ) received by the non-interested Board Members serving on such boards. The Board of the Funds or of any other fund in a BlackRock Fund Complex may modify the Board Members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.

Each of the non-interested Trustees and Mr. Gabbay have agreed to a 10% reduction in their compensation effective April 1, 2009, which is not reflected in the compensation amounts noted in the prior paragraphs.

The following table sets forth the compensation earned by the Trustees for the fiscal year ended May 31, 2009 and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2008.

Name[1]	Aggregate Compensation from the Trusts	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Trusts and other BlackRock-Advised Funds

Non-Interested Trustees

James H. Bodurtha[2]	$6,590	None	$300,000

Bruce R. Bond	$6,221	None	$275,000

Donald W. Burton	$6,221	None	$275,000

Honorable Stuart E. Eizenstat[3]	$6,590	None	$300,000

Kenneth A. Froot	$5,403	None	$237,500

Robert M. Hernandez[4]	$7,180	None	$340,000

John F. O’Brien	$6,221	None	$275,000

Roberta Cooper Ramo	$6,221	None	$275,000

Jean Margo Reid[8]	$6,221	None	$275,000

David H. Walsh[5]	$6,590	None	$300,000

Fred G. Weiss[6]	$6,959	None	$325,000

Richard R. West	$6,221	None	$275,000

Interested Trustees[7]

Richard S. Davis	None	None	None

Laurence D. Fink	None	None	None

Henry Gabbay	$2,068	None	None

[1]	For the number of BlackRock-advised Funds from which each Trustee receives compensation see the Biographical Information Chart beginning on page I-8.
[2]	Chairman of the Compliance Committee.
[3]	Chairman of the Governance and Nominating Committee.
[4]	Chairman of the Board of Trustees.
[5]	Chairman of the Performance Oversight Committee.
[6]	Vice Chairman of the Board of Trustees and Chairman of the Audit Committee.
[7]

Mr. Gabbay began receiving compensation from the Trusts for his service as a Trustee effective January 1, 2009. Mr. Davis and Mr. Fink receive no compensation from the Trusts for their service as a Trustee.

[8]	Ms. Reid resigned as a Trustee of the Funds and as a director or trustee of all other BlackRock-advised funds effective August 1, 2009.

The Trusts compensate Brian Kindelan for his services as their Chief Compliance Officer. The Funds may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer. For the year ended May 31, 2009, Mr. Kindelan received $1,758 in compensation from the Funds for services as their Chief Compliance Officer.

IV.	Management and Advisory Arrangements

The Trusts, on behalf of the Funds, have entered into investment management agreements with the Manager (the “Management Agreements”), pursuant to which the Manager receives for its services to each Fund monthly compensation at the annual rate of: 0.55% of that portion of the average daily net assets of the Fund not exceeding $500 million, 0.525% of that portion of the average daily net assets of the Fund in excess of $500 but not exceed $1 billion, and 0.50% of that portion of the average daily net assets of the Fund in excess of $1 billion.

Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), acted as the Funds’ manager and was compensated according to the same management fee rates.

Set forth below are the total management fees paid by the Funds to the Manager and to FAM for the periods indicated:

California Fund

Fiscal Year/ Period Ended	Paid to FAM	Paid to the Manager	Waived by FAM[1]	Waived by the Manager[1]

May 31, 2009	N/A	$1,851,714	N/A	$53,356

May 31, 2008[2]	N/A	$1,551,208	N/A	$15,953

August 31, 2007	$193,886[3]	$2,049,294[4]	$2,196[3]	$20,237[4]

August 31, 2006	$2,339,385	N/A	$18,356	N/A

[1]	The Manager, and previously FAM, agreed to waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.
[2]	For the period September 1, 2007 to May 31, 2008.
[3]	For the period September 1, 2006 to September 29, 2006.
[4]	For the period September 29, 2006 to August 31, 2007.

New Jersey Fund

Fiscal Year/ Period Ended	Paid to FAM	Paid to the Manager	Waived by FAM[1]	Waived by the Manager[1,2]

May 31, 2009	N/A	$1,482,174	N/A	$166,306

May 31, 2008[3]	N/A	$1,331,157	N/A	$151,613

July 31, 2007	$107,880[4]	$1,293,940[5]	$522[4]	$263,100[5]

July 31, 2006	$581,624	N/A	$3,541	N/A

[1]	The Manager, and previously FAM, agreed to waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.
[2]

The Manager has voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) as follows: 0.87% (for Investor A shares), 0.72% (for Investor A1 shares), 1.64% (for Investor B and Investor C shares), 1.13% (for Investor B1 shares), 1.23% (for Investor C1 shares), 0.78% (for Institutional shares) and 0.87% (for Service shares). The Manager may reduce or discontinue these voluntary waivers and/or reimbursements at any time without notice.

[3]	For the period August 1, 2007 to May 31, 2008.
[4]	For the period August 1, 2006 to September 29, 2006.
[5]	For the period September 29, 2006 to July 31, 2007.

Pennsylvania Fund

Fiscal Year/ Period Ended	Paid to FAM	Paid to the Manager	Waived by FAM[1]	Waived by the Manager[1,2]

May 31, 2009	N/A	$2,832,387	N/A	$159,717

May 31, 2008[3]	N/A	$2,661,489	N/A	$158,245

July 31, 2007	$68,283[4]	$2,602,038[5]	$425[4]	$242,653[5]

July 31, 2006	$399,562	N/A	$8,517	N/A

[1]	The Manager, and previously FAM, agreed to waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.
[2]

The Manager has voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) as follows: 0.89% (for Investor A shares),

0.73% (for Investor A1 shares), 1.58% (for Investor B and Investor C shares), 1.15% (for Investor B1 shares), 1.26% (for Investor C1 shares), 0.71% (for Institutional shares) and 0.89% (for Service shares). The Manager may reduce or discontinue these voluntary waivers and/or reimbursements at any time without notice.

[3]	For the period August 1, 2007 to May 31, 2008.
[4]	For the period August 1, 2006 to September 29, 2006.
[5]	For the period September 29, 2006 to July 31, 2007.

Pursuant to the Management Agreements, the Manager may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of the Manager, to perform management services with respect to the Funds. In addition, the Manager may delegate certain of its investment management functions under the Management Agreements to one or more of its affiliates to the extent permitted by applicable law. The Manager may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

The Manager has entered into sub-advisory agreements (the “Sub-Advisory Agreements”) with BlackRock Investment Management, LLC (the “Sub-Adviser” or “BIM”), pursuant to which the Sub-Adviser receives for the services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreements. The Sub-Adviser is responsible for the day-to-day management of the Funds.

Set forth below are the sub-advisory fees paid by the Manager to the Sub-Adviser for the periods indicated:

Fiscal Year Ended	California Fund	New Jersey Fund	Pennsylvania Fund

2009	$1,064,047	$778,105	$1,581,672

2008	$912,794[1]	$693,761[2]	$1,472,129[2]

2007	$1,194,255[3]	$610,338[4]	$1,393,449[4]

[1]	For the period September 1, 2007 to May 31, 2008.
[2]	For the period August 1, 2007 to May 31, 2008.
[3]	For the period September 29, 2006 to August 31, 2007.
[4]	For the period September 29, 2006 to July 31, 2007.

Information Regarding the Portfolio Manager

Each Fund is managed by a team of financial professionals.

Theodore R. Jaeckel, Jr. and Walter O’Connor are the co-portfolio managers of the California Fund and are jointly and primarily responsible for the day-to-day management of the Fund.

Timothy T. Browse, Theodore R. Jaeckel, Jr. and Walter O’Connor are the co-portfolio managers of the New Jersey Fund and are jointly and primarily responsible for the day-to-day management of the Fund.

Phillip Soccio, CFA, Theodore R. Jaeckel, Jr. and Walter O’Connor are the co-portfolio managers of the Pennsylvania Fund and are jointly and primarily responsible for the day-to-day management of the Fund.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Funds for which each Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Funds’ fiscal year ended May 31, 2009.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

California Fund

Walter O’Connor	76	0	0	0	0	0

	$17.57 billion	$0	$0	$0	$0	$0

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Theodore R. Jaeckel, Jr.	76	0	0	0	0	0

	$17.57 billion	$0	$0	$0	$0	$0

New Jersey Fund

Timothy T. Browse	13	0	0	0	0	0

	$12.58 billion	$0	$0	$0	$0	$0

Walter O’Connor	76	0	0	0	0	0

	$17.63 billion	$0	$0	$0	$0	$0

Theodore R. Jaeckel, Jr.	76	0	0	0	0	0

	$17.63 billion	$0	$0	$0	$0	$0

Pennsylvania Fund

Phillip Soccio	8	0	0	0	0	0

	$999.7 million	$0	$0	$0	$0	$0

Walter O’Connor	76	0	0	0	0	0

	$17.39 billion	$0	$0	$0	$0	$0

Theodore R. Jaeckel, Jr.	76	0	0	0	0	0

	$17.39 billion	$0	$0	$0	$0	$0

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with BlackRock. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Funds, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Barclay’s Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various options. Messrs. Browse, Jaeckel and O’Connor have each participated in the deferred compensation program.

Other compensation benefits.

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Fund Ownership

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager as of the fiscal year ended May 31, 2009.

Portfolio Manager	Portfolio Managed	Dollar Range

Phillip Soccio	Pennsylvania Fund	None

Timothy T. Browse	New Jersey Fund	None

Theodore R. Jaeckel, Jr.	California Fund	None

	New Jersey Fund	None

	Pennsylvania Fund	None

Walter O’Connor	California Fund	None

	New Jersey Fund	None

	Pennsylvania Fund	None

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Accounting Services

The tables below show the amount paid by the Funds to State Street Bank and Trust Company (“State Street”), the Manager and to FAM, the Funds’ previous manager, for accounting services for the periods indicated:

California Fund

Fiscal Year/Period Ended	Paid to State Street	Paid to the FAM	Paid to the Manager

May 31, 2009	$145,508	N/A	$6,475

May 31, 2008[1]	$117,692	N/A	$4,980

August 31, 2007	$159,671	$1,063[2]	$6,981[3]

August 31, 2006	$158,718	$9,342	N/A

[1]	For the period September 1, 2007 to May 31, 2008.
[2]	For the period September 1, 2006 to September 29, 2006.
[3]	For the period September 29, 2006 to August 31, 2007.

New Jersey Fund

Fiscal Year/Period Ended	Paid to State Street	Paid to FAM	Paid to the Manager

May 31, 2009	$129,574	N/A	$5,112

May 31, 2008[1]	$90,886	N/A	$4,178

July 31, 2007	$106,732	$524[2]	$4,697[3]

July 31, 2006	$82,048	$2,259	N/A

[1]	For the period August 1, 2007 to May 31, 2008.
[2]	For the period August 1, 2006 to September 29, 2006.
[3]	For the period September 29, 2006 to July 31, 2007.

Pennsylvania Fund

Fiscal Year/Period Ended	Paid to State Street	Paid to FAM	Paid to the Manager

May 31, 2009	$188,373	N/A	$9,916

May 31, 2008[1]	$148,106	N/A	$8,391

July 31, 2007	$159,073	$313[2]	$9,481[3]

July 31, 2006	$74,207	$1,596	N/A

[1]	For the period August 1, 2007 to May 31, 2008.
[2]	For the period August 1, 2006 to September 29, 2006.
[3]	For the period September 29, 2006 to July 31, 2007.

Transfer Agency Services

The following tables set forth the transfer agency fees paid by the Funds to PNC Global Investment Servicing (U.S.) Inc. (the “Transfer Agent” or “PNC GIS”), Financial Data Services, Inc. (“FDS”), the Funds’ previous transfer agent, and to the Manager for the periods indicated:

California Fund

Fiscal Year/Period Ended	Paid to FDS	Paid to PNC GIS	Paid to the Manager[1]

May 31, 2009	N/A	$140,201	$6,651

May 31, 2008[2]	N/A	$113,424	$6,393

August 31, 2007	$12,199[3]	$129,896[4]	$6,416[4]

August 31, 2006	$143,732	N/A	N/A

[1]

Pursuant to a Shareholders’ Administrative Services Agreement, the Manager provides certain shareholder liaison services in connection with the Fund’s investor service center. The Fund reimburses the Manager for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses which are a component of the transfer agency fees in the Fund’s annual report.

[2]	For the period September 1, 2007 to May 31, 2008.
[3]	For the period September 1, 2006 to September 29, 2006.
[4]	For the period September 29, 2006 to August 31, 2007.

New Jersey Fund

Fiscal Year/Period Ended	Paid to FDS	Paid to PNC GIS	Paid to the Manager[1]

May 31, 2009	N/A	$70,275	$4,557

May 31, 2008[2]	N/A	$54,401	$2,224

July 31, 2007	$8,740[3]	$59,353[4]	$4,500[4]

July 31, 2006	$44,322	N/A	N/A

[1]

Pursuant to a Shareholders’ Administrative Services Agreement, the Manager provides certain shareholder liaison services in connection with the Fund’s investor service center. The Fund reimburses the Manager for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses which are a component of the transfer agency fees in the Fund’s annual report.

[2]	For the period August 1, 2007 to May 31, 2008.
[3]	For the period August 1, 2006 to September 29, 2006.
[4]	For the period September 29, 2006 to July 31, 2007.

Pennsylvania Fund

Fiscal Year/Period Ended	Paid to FDS	Paid to PNC GIS	Paid to the Manager[1]

May 31, 2009	N/A	$67,884	$5,346

May 31, 2008[2]	N/A	$51,974	$2,600

July 31, 2007	$10,396[3]	$65,931[4]	$6,140[4]

July 31, 2006	$40,994	N/A	N/A

[1]

Pursuant to a Shareholders’ Administrative Services Agreement, the Manager provides certain shareholder liaison services in connection with the Fund’s investor service center. The Fund reimburses the Manager for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses which are a component of the transfer agency fees in the Fund’s annual report.

[2]	For the period August 1, 2007 to May 31, 2008.
[3]	For the period August 1, 2006 to September 29, 2006.
[4]	For the period September 29, 2006 to July 31, 2007.

V.	Information on Sales Charges and Distribution Related Expenses

Set forth below is information on sales charges (including any contingent deferred sales charges (“CDSCs”)) received by the Funds, including the amounts paid to affiliates of the Manager (“Affiliates”) for the periods indicated. Prior to September 29, 2006, FAM Distributors, Inc. (“FAMD”), was the Fund’s sole distributor. Effective September 29, 2006 through September 30, 2008, FAMD and BlackRock Distributors, Inc. (“BDI”), each an affiliate of the Manager, acted as the Fund’s co-distributors (collectively, the “Previous Distributors”). Effective October 1, 2008, BlackRock Investments, LLC (“BRIL” or the “Distributor”), an affiliate of the Manager, acts as the Fund’s sole distributor.

Investor A, Investor A1 and Institutional Sales Charge Information

For the Fiscal Year Ended,	Gross Sales Charges Collected	Sales Charges Retained by FAMD	Sales Charges Retained by BDI	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares

California Fund

Investor A

May 31, 2009	$139,415	$2,087[4]	$411[4]	$9,072[5]	$66,890	$11,928

May 31, 2008[3]	$132,258	$9,758	$2,082	N/A	$112,966	$0

August 31, 2007[1]	$68,765	$5,983	$456	N/A	$62,886	$0

Investor A1

May 31, 2009	$2	$0[4]	$0[4]	$0[5]	$0	$32

May 31, 2008[3]	$126	$0	$13	N/A	$13	$0

August 31, 2007	$9,320	$963	$0[2]	N/A	$9,320	$10,252

August 31, 2006	$48,179	$4,877	N/A	N/A	$43,302	$0

Institutional[6]

May 31, 2009	N/A	N/A	N/A	N/A	N/A	N/A

May 31, 2008[3]	N/A	N/A	N/A	N/A	N/A	N/A

August 31, 2007	N/A	N/A	N/A	N/A	N/A	N/A

August 31, 2006	$36,711	$3,534	N/A	N/A	$33,177	$0

[1]	Investor A Shares commenced operations on October 2, 2006. Sales charge information is for the period October 2, 2006 to August 31, 2007.
[2]	For the period September 29, 2006 to August 31, 2007.
[3]	For the period September 1, 2007 to May 31, 2008.
[4]	For the period June 1, 2008 to September 30, 2008.
[5]	For the period October 1, 2008 to May 31, 2009.
[6]	Effective December 28, 2005 Institutional Shares are no longer subject to a front end sales charge.

For the Fiscal Year Ended,	Gross Sales Charges Collected	Sales Charges Retained by FAMD	Sales Charges Retained by BDI	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares

New Jersey Fund

Investor A

May 31, 2009	$72,407	$793[5]	$1,194[5]	$3,809[6]	$36,054	$344

May 31, 2008[2]	$112,829	$1,982	$7,719	N/A	$35,073	$104

July 31, 2007[1]	$67,725	$3,130	$2,914	N/A	$36,087	$3,258

Investor A1

May 31, 2009	$4	$0[5]	$0[5]	$0[6]	$4	$10

May 31, 2008[2]	$891	$0	$103	N/A	$103	$0

July 31, 2007	$9,660	$682	$306[3]	N/A	$9,660	$0

July 31, 2006	$15,637	$1,587	N/A	N/A	$14,050	$0

Institutional[4]

May 31, 2009	N/A	N/A	N/A	N/A	N/A	N/A

May 31, 2008[2]	N/A	N/A	N/A	N/A	N/A	N/A

July 31, 2007	N/A	N/A	N/A	N/A	N/A	N/A

July 31, 2006	$13,712	$1,417	N/A	N/A	$12,295	$0

[1]	Investor A Shares commenced operations on October 2, 2006. Sales charge information is for the period October 2, 2006 to July 31, 2007.
[2]	For the period August 1, 2007 to May 31, 2008.
[3]	For the period September 29, 2006 to July 31, 2007.
[4]	Effective December 28, 2005, Institutional Shares are no longer subject to a front end sales charge.
[5]	For the period June 1, 2008 to September 30, 2008.
[6]	For the period October 1, 2008 to May 31, 2009.

For the Fiscal Year Ended,	Gross Sales Charges Collected	Sales Charges Retained by FAMD	Sales Charges Retained by BDI	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares

Pennsylvania Fund

Investor A

May 31, 2009	$98,616	$638[5]	$1,842[5]	$5,013[6]	$52,052	$0

May 31, 2008[2]	$60,620	$2,611	$2,268	N/A	$49,902	$0

July 31, 2007[1]	$53,105	$2,304	$1,830	N/A	$37,734	$0

Investor A1

May 31, 2009	$0	$0[5]	$0[5]	$0[6]	$0	$120

May 31, 2008[2]	$0	$0	$0	N/A	$0	$0

July 31, 2007	$4,756	$214	$242[3]	N/A	$4,756	$0

July 31, 2006	$26,947	$2,808	N/A	N/A	$9,412	$0

Institutional[4]

May 31, 2009	N/A	N/A	N/A	N/A	N/A	N/A

May 31, 2008[2]	N/A	N/A	N/A	N/A	N/A	N/A

July 31, 2007	N/A	N/A	N/A	N/A	N/A	N/A

July 31, 2006	$12,248	$1,051	N/A	N/A	$11,197	$0

[1]	Investor A Shares commenced operations on October 2, 2006. Sales charge information is for the period October 2, 2006 to July 31, 2007.
[2]	For the period August 1, 2007 to May 31, 2008.
[3]	For the period September 29, 2006 to July 31, 2007.
[4]	Effective December 28, 2005, Institutional Shares are no longer subject to a front end sales charge.
[5]	For the period June 1, 2008 to September 30, 2008.
[6]	For the period October 1, 2008 to May 31, 2009.

Investor B, Investor B1, Investor C and Investor C1 Sales Charges Information

For the Fiscal Year Ended,	CDSCs Received by FAMD	CDSCs Received by BDI	CDSCs Received by BRIL	CDSCs Paid to Affiliates

California Fund

Investor B

May 31, 2009	N/A	$5,804[5]	$19,987[6]	$25,790

May 31, 2008[3]	N/A	$10,471	N/A	$10,471

August 31, 2007	$4,461[4]	$30,864[1]	N/A	$35,325

August 31, 2006	$47,572	N/A	N/A	$47,572

Investor C

May 31, 2009	N/A	$2,525[5]	$5,119[6]	$7,644

May 31, 2008[3]	N/A	$2,818	N/A	$2,818

August 31, 2007[2]	N/A	$1,225	N/A	$1,225

Investor C1

May 31, 2009	N/A	$0[5]	$0[6]	$0

May 31, 2008[3]	N/A	$114	N/A	$114

August 31, 2007	$314[4]	$4,946[1]	N/A	$5,260

August 31, 2006	$2,496	N/A	N/A	$2,496

[1]	For the period September 29, 2006 to August 31, 2007.
[2]	Investor C Shares commenced operations on October 2, 2006. Sales charge information is for the period October 2, 2006 to August 31, 2007.
[3]	For the period September 1, 2007 to May 31, 2008.
[4]	For the period September 1, 2006 to September 29, 2006.
[5]	For the period June 1, 2008 to September 30, 2008.
[6]	For the period October 1, 2008 to May 31, 2009.

For the Fiscal Year Ended,	CDSCs Received by FAMD	CDSCs Received by BDI	CDSCs Received by BRIL	CDSCs Paid to Affiliates

New Jersey Fund

Investor B

May 31, 2009	N/A	$1,617[5]	$2,666[6]	$4,283

May 31, 2008[2]	N/A	$7,628	N/A	$7,628

July 31, 2007[1]	N/A	$153,243	N/A	$153,243

Investor B1

May 31, 2009	N/A	$1,347[5]	$4,859[6]	$6,206

May 31, 2008[2]	N/A	$7,045	N/A	$7,045

July 31, 2007	$1,573[4]	$4,641[3]	N/A	$6,214

July 31, 2006	$18,540	N/A	N/A	$18,540

Investor C

May 31, 2009	N/A	$47[5]	$2,245[6]	$2,292

May 31, 2008[2]	N/A	$1	N/A	$1

July 31, 2007[1]	N/A	$7,312	N/A	$7,314

Investor C1

May 31, 2009	N/A	$0[5]	$0[6]	$0

May 31, 2008[2]	N/A	$0	N/A	$0

July 31, 2007	$224[4]	$513[3]	N/A	$737

July 31, 2006	$916	N/A	N/A	$916

[1]	Investor B and Investor C Shares commenced operations on October 2, 2006. Sales charge information is for the period October 2, 2006 to July 31, 2007.
[2]	For the period August 1, 2007 to May 31, 2008.
[3]	For the period September 29, 2006 to July 31, 2007.
[4]	For the period August 1, 2006 to September 29, 2006.
[5]	For the period June 1, 2008 to September 30, 2008.
[6]	For the period October 1, 2008 to May 31, 2009.

For the Fiscal Year Ended,	CDSCs Received by FAMD	CDSCs Received by BDI	CDSCs Received by BRIL	CDSCs Paid to Affiliates

Pennsylvania Fund

Investor B

May 31, 2009	N/A	$976[5]	$1,342[6]	$2,318

May 31, 2008[2]	N/A	$2,258	N/A	$2,258

July 31, 2007[1]	N/A	$458,798	N/A	$458,798

Investor B1

May 31, 2009	N/A	$85[5]	$4,605[6]	$4,690

May 31, 2008[2]	N/A	$2,647	N/A	$2,647

July 31, 2007	$191[4]	$7,810[3]	N/A	$8,001

July 31, 2006	$6,582	N/A	N/A	$6,582

Investor C

May 31, 2009	N/A	$784[5]	$1,613[6]	$2,397

May 31, 2008[2]	N/A	$1,092	N/A	$1,092

July 31, 2007[1]	N/A	$12,038	N/A	$12,038

Investor C1

May 31, 2009	N/A	$394[5]	$0[6]	$394

May 31, 2008[2]	N/A	$476	N/A	$476

July 31, 2007	$0[4]	$96[3]	N/A	$96

July 31, 2006	$142	N/A	N/A	$142

[1]	Investor B and Investor C Shares commenced operations on October 2, 2006. Sales charge information is for the period October 2, 2006 to July 31, 2007.
[2]	For the period August 1, 2007 to May 31, 2008.
[3]	For the period September 29, 2006 to July 31, 2007.
[4]	For the period August 1, 2006 to September 29, 2006.
[5]	For the period June 1, 2008 to September 30, 2008.
[6]	For the period October 1, 2008 to May 31, 2009.

The tables below provide information for the fiscal year ended May 31, 2009 about the 12b-1 fees the Funds paid to the Previous Distributors and BRIL under the Funds’ 12b-1 plan. A significant amount of the fees collected by the Previous Distributors and BRIL were paid to affiliates for providing shareholder servicing activities for Investor A, Investor A1 and Service Shares and for providing shareholder servicing and distribution related activities and services for Investor B, Investor B1, Investor C and Investor C1 Shares.

California Fund

Class Name	Paid to the Previous Distributors[1]	Paid to BRIL[2]

Investor A Shares	$17,288	$43,228

Investor A1 Shares	$71,119	$127,755

Investor B Shares	$58,369	$92,747

Investor C Shares	$34,006	$74,269

Investor C1 Shares	$69,867	$121,147

[1]	For the period June 1, 2008 to September 30, 2008.
[2]	For the period October 1, 2008 to May 31, 2009.

New Jersey Fund

Class Name	Paid to the Previous Distributors[1]	Paid to BRIL[2]

Investor A Shares	$18,001	$32,849

Investor A1 Shares	$12,562	$23,149

Investor B Shares	$21,231	$31,706

Investor B1 Shares	$19,197	$28,995

Investor C Shares	$37,275	$84,594

Investor C1 Shares	$31,564	$57,696

Service Shares	$9,123	$16,366

[1]	For the period June 1, 2008 to September 30, 2008.
[2]	For the period October 1, 2008 to May 31, 2009.

Pennsylvania Fund

Class Name	Paid to the Previous Distributors[1]	Paid to BRIL[2]

Investor A Shares	$23,617	$46,613

Investor A1 Shares	$8,316	$14,926

Investor B Shares	$10,134	$10,984

Investor B1 Shares	$15,367	$23,502

Investor C Shares	$24,418	$59,068

Investor C1 Shares	$24,695	$44,216

Service Shares	$1,891	$3,033

[1]	For the period June 1, 2008 to September 30, 2008.
[2]	For the period October 1, 2008 to May 31, 2009.

VI.	Computation of Offering Price Per Share

An illustration of the computation of the offering price for the Shares of the Funds based on the value of the Funds’ Investor A and Investor A1 net assets and number of shares outstanding on May 31, 2009 is set forth below.

	Investor A Shares
	California Fund	New Jersey Fund	Pennsylvania Fund

Net Assets	$25,874,478	$21,226,525	$30,849,338

Number of Shares Outstanding	2,349,059	2,153,444	2,980,362

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$11.01	$9.86	$10.35

Sales Charge (4.25% of offering price; 4.44% of net asset value per share)[1]	.49	.44	.46

Offering Price	$11.50	$10.30	$10.81

	Investor A1 Shares
	California Fund	New Jersey Fund	Pennsylvania Fund

Net Assets	$190,693,136	$36,007,691	$22,854,880

Number of Shares Outstanding	17,299,103	3,652,072	2,207,795

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$11.02	$9.86	$10.35

Sales Charge (4.00% of offering price; 4.17% of net asset value per share)[1]	.46	.41	.43

Offering Price	$11.48	$10.27	$10.78

[1]	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

The offering price for the Funds’ other share classes is equal to the share class’ net asset value computed as set forth above for Investor A and Investor A1 Shares. Though not subject to a sales charge, certain share classes may be subject to a CDSC on redemption. For more information on the purchasing and valuation of shares, please see “Purchase of Shares” and “Pricing of Shares” in Part II of this Statement of Additional Information.

VII.	Portfolio Transactions and Brokerage

See Part II “Portfolio Transactions and Brokerage” in this Statement of Additional Information for more information.

Information about the brokerage commissions paid by the Funds, including commissions paid to Affiliates, is set forth in the following table:

California Fund

Fiscal Year/Period Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates

May 31, 2009	$0	$0

May 31, 2008[1]	$1,576	$0

August 31, 2007	$2,392	$0

August 31, 2006	$1,764	$0

[1]	For the period September 1, 2007 to May 31, 2008.

New Jersey Fund

Fiscal Year/Period Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates

May 31, 2009	$128	$0

May 31, 2008[1]	$638	$0

July 31, 2007	$0	$0

July 31, 2006	$2,888	$0

[1]	For the period August 1, 2007 to May 31, 2008.

Pennsylvania Fund

Fiscal Year/Period Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates

May 31, 2009	$220	$0

May 31, 2008[1]	$0	$0

July 31, 2007	$0	$0

July 31, 2006	$0	$0

[1]	For the period August 1, 2007 to May 31, 2008.

Under an exemptive order, the Funds may effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. Effective December 31, 2008 Merrill Lynch ceased being an affiliate of the Funds, and therefore, the Funds no longer rely on such exemptive order. For the period June 1, 2008 to December 31, 2008, the period August 1, 2007 to May 31, 2008 and fiscal years ended 2007 and 2006, the New Jersey Fund and the Pennsylvania Fund executed no transactions under the order.

Information regarding transactions executed pursuant to this exemptive order for the California Fund during the periods indicated is set forth in the following table:

Fiscal Year/Period Ended	Number of Transactions	Dollar Value (000’s)

May 31, 2009[1]	0	$0.0

May 31, 2008[2]	0	$0.0

August 31, 2007	1	$3.4

August 31, 2006	0	$0.0

[1]	For the period June 1, 2008 to December 31, 2008.
[2]	For the period September 1, 2007 to May 31, 2008.

The Funds held no securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) as of May 31, 2009.

The Funds have received an exemptive order from the SEC permitting them to lend portfolio securities to their affiliates. Pursuant to that order, the Funds also have retained an affiliated entity of the Manager as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. Pursuant to the same order, the Funds may invest its uninvested cash in registered money market funds advised by the Manager or its affiliates, or in a private investment company managed by the lending agent. If the Funds acquire shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Manager’s waiver of a portion of its advisory fee.

The Funds paid no securities lending agent fees to the lending agent during the past three fiscal years.

VIII.	Additional Information Description of Shares

The California Trust is a business trust organized on March 20, 1985 under the laws of Massachusetts. The California Trust is an open-end management investment company currently comprised of one series (“Series”), the California Fund, which is a separate portfolio offering shares to a selected group of purchasers. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust. Effective September 29, 2006, the California Trust changed its name to BlackRock California Municipal Series Trust and the California Fund changed its name to BlackRock California Insured Municipal Bond Fund. Effective March 16, 2009, the California Fund changed its name to BlackRock California Municipal Bond Fund.

The Multi-State Trust is a business trust organized on August 2, 1985 under the laws of Massachusetts. On October 1, 1987, the Multi-State Trust changed its name from “Merrill Lynch Multi-State Tax-Exempt Series Trust” to “Merrill Lynch Multi-State Municipal Bond Series Trust,” and on December 22, 1987 the Multi-State Trust again changed its name to “Merrill Lynch Multi-State Municipal Series Trust.” On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch’s investment management business combined with BlackRock to create a new independent company. At that time, the Multi-State Trust changed its name to “BlackRock Multi-State Municipal Series Trust,” the New Jersey Fund changed its name to BlackRock New Jersey Municipal Bond Fund and the Pennsylvania Fund changed its name to “BlackRock Pennsylvania Municipal Bond Fund”.

The Multi-State Trust is an open-end management investment company comprised of separate Series, each of which is a separate portfolio offering shares to selected groups of purchasers. Each of the Series is managed independently in order to provide shareholders who are residents of the state to which such Series relates with income exempt from Federal, and in certain cases, state and local income taxes. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, $.10 par value per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. The Trust is presently comprised of the New Jersey Fund, BlackRock Florida Municipal Bond Fund, the Pennsylvania Fund and BlackRock New York Municipal Bond Fund. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Multi-State Trust.

Principal Shareholders

To the knowledge of each Fund, the following entities owned beneficially or of record 5% or more of the respective Fund’s shares as of September 16, 2009:

California Fund

Name	Address	%	Class

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	48.81%	Investor A Shares

**Charles Schwab & Co Inc	101 Montgomery St. San Francisco, CA 94104-4122	8.82%	Investor A Shares

**Charles Schwab & Co Inc	101 Montgomery St. San Francisco, CA 94104-4122	5.05%	Investor A Shares

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	80.28%	Investor A1 Shares

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	90.42%	Investor B Shares

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	57.82%	Investor C Shares

**Charles Schwab & Co Inc	101 Montgomery St. San Francisco, CA 94104-4122	20.72%	Investor C Shares

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	89.42%	Investor C1 Shares

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	76.50%	Institutional Shares

**	Record holders that do not beneficially hold the shares.

New Jersey Fund

Name	Address	%	Class

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	44.74%	Investor A Shares

**Special Custody Account for the Exclusive Benefit of Customers	PO Box 32760 Louisville, KY 40232-2760	13.27%	Investor A Shares

**Pershing LLC	P. O. Box 2052 Jersey City, NJ 07303-9998	5.41%	Investor A Shares

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	81.77%	Investor A1 Shares

**Special Custody Account for the Exclusive Benefit of Customers	PO Box 32760 Louisville, KY 40232-2760	33.44%	Investor B Shares

**CitiGroup Global Markets Inc.	333 West 34th Street — 3rd Floor New York, NY 10001	16.03%	Investor B Shares

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	10.46%	Investor B Shares

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	81.17%	Investor B1 Shares

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	79.60%	Investor C Shares

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	90.88%	Investor C1 Shares

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	68.13%	Institutional Shares

Name	Address	%	Class

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	25.61%	Institutional Shares

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	20.75%	Service Shares

**Special Custody Account for the Exclusive Benefit of Customers	PO Box 32760 Louisville, KY 40232-2760	6.58%	Service Shares

**	Record holders that do not beneficially hold the shares.

Pennsylvania Fund

Name	Address	%	Class

**Special Custody Account for the Exclusive Benefit of Customers	PO Box 32760 Louisville, KY 40232-2760	50.91%	Investor A Shares

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	19.25%	Investor A Shares

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	80.42%	Investor A1 Shares

**Special Custody Account for the Exclusive Benefit of Customers	PO Box 32760 Louisville, KY 40232-2760	50.78%	Investor B Shares

**Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	11.47%	Investor B Shares

**NFS LLC FEBO Robert W Flack Mary E Flack	2265 Mill Hill Rd Quakertown, PA 18951	6.20%	Investor B Shares

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	5.19%	Investor B Shares

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	87.84%	Investor B1 Shares

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	56.14%	Investor C Shares

**Special Custody Account for the Exclusive Benefit of Customers	PO Box 32760 Louisville, KY 40232-2760	16.52%	Investor C Shares

**Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	5.86%	Investor C Shares

**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	90.41%	Investor C1 Shares

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	90.84%	Institutional Shares

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	47.53%	Service Shares

**PNC Global Investment Services FBO Hilliard Lyons/Capital	760 Moore Road King of Prussia, PA 19406	36.90%	Service Shares

**	Record holders that do not beneficially hold the shares.

State Tax Issues

California

California. So long as, at the close of each quarter of the California Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of California State Municipal Securities, exempt-interest dividends (i) paid by the California Fund in an amount not exceeding the interest received on such California State Municipal Securities during the California Fund’s taxable year, and (ii) designated by the California Fund as exempt-interest dividends (in a written notice mailed to the California Fund’s shareholders not later than 60 days after the close of the California Fund’s taxable year) will be treated as an item of interest excludable from the income of California resident individuals for purposes of the California personal income tax. Exempt-interest dividends paid to a corporate shareholder subject to

California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Distributions of capital gain dividends will be taxed at ordinary income tax rates for California state income tax purposes.

New Jersey

To the extent distributions are derived from interest or gains on New Jersey Municipal Bonds, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey Municipal Bonds at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent authorized by section 851(b) of the Internal Revenue Code, cash and cash items (including receivables) are excluded from the principal amount of the Fund’s investments. The Fund intends to comply with this requirement so as to enable it to pass through interest exempt from New Jersey personal income tax. In the event the Fund does not so comply, distributions by the Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, regardless of whether the Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry shares is not deductible for New Jersey personal income tax purposes to the extent attributable to exempt-interest dividends.

Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and may also be subject to state taxes in states other than New Jersey. Accordingly, investors in the Fund, including, in particular, corporate investors that might be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, should consult their tax advisers with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their New Jersey tax situation in general.

Under present New Jersey law, a RIC, such as the Fund, will pay a minimum tax based on the New Jersey gross receipts. The Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

Pennsylvania

To the extent distributions from the Fund are derived from interest on Pennsylvania Municipal Bonds, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Fund as well as distributions derived from investments other than Pennsylvania Municipal Bonds will be taxable for Pennsylvania personal income tax purposes. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania Municipal Bonds or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

An investment in the Fund by a corporate shareholder will qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Fund comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends attributable to Pennsylvania Municipal Bonds are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

The foregoing is a general and abbreviated summary of the tax laws as presently in effect. Shareholders of the Fund subject to income taxation by states other than Pennsylvania will realize a lower after-tax rate of return since the dividends distributed by the Fund will not generally be exempt, to any significant degree, from income taxation by such other states. For the complete provisions, reference should be made to the applicable state laws. The state laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.

IX.	Financial Statements

The Funds’ audited financial statements, including the report of the independent registered public accounting firm, are incorporated in the Funds’ Statement of Additional Information by reference to its 2009 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

PART II

Part II of this Statement of Additional Information contains information about BlackRock California Municipal Bond Fund (the “California Fund”), a series of BlackRock California Municipal Series Trust, and BlackRock New Jersey Municipal Bond Fund (the “New Jersey Fund”) and BlackRock Pennsylvania Municipal Bond Fund (the “Pennsylvania Fund”), series of BlackRock Multi-State Municipal Series Trust.

Throughout this Statement of Additional Information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” Certain Funds may also be referred to as “Municipal Funds” if they invest certain of their assets in municipal investments described below.

Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware statutory trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referred to herein as “shares” or “Common Stock,” holders of shares of Common Stock are referred to as “shareholders,” the trustees or directors of each Fund are referred to as “Directors,” BlackRock Advisors, LLC is the investment adviser or manager of each Fund and is referred to herein as the “Manager” or “BlackRock,” and the investment advisory agreement or management agreement applicable to each Fund is referred to as the “Management Agreement.” Each Fund’s Articles of Incorporation or Declaration of Trust, together with all amendments thereto, is referred to as its “charter.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.” The Securities and Exchange Commission is referred to herein as the “Commission” or the “SEC.”

Certain Funds are “feeder” funds (each, a “Feeder Fund”) that invest all or a portion of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company (each, a “Master LLC”), a mutual fund that has the same objective and strategies as the Feeder Fund. All investments are generally made at the level of the Master Portfolio. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this Statement of Additional Information uses the term “Fund” to include both a Feeder Fund and its Master Portfolio.

In addition to containing information about the Funds, Part II of this Statement of Additional Information contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to the Funds.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this Statement of Additional Information for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

	California Fund	New Jersey Fund	Pennsylvani Fund
144 A Securities	X	X	X
Asset Backed Securities
Asset Based Securities
Precious Metal Related Securities
Bank Loans
Borrowing and Leverage	X	X	X
Cash Flows; Expenses
Cash Management
Collateralized Bond Obligations
Commercial Paper
Commodity-Linked Derivative Instruments and Hybrid Instruments
Convertible Securities
Debt Securities	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)
Derivatives	X	X	X
Hedging	X	X	X
Indexed and Inverse Floating Rate	X	X	X
Swap Agreements	X	X	X
Interest Rate Swaps, Caps and Floors	X	X	X
Credit Default Swap Agreements	X	X	X
Credit Linked Securities	X	X	X
Interest Rate Transactions and Swaptions	X	X	X
Total Return Swap Agreements	X	X	X
Hybrid Instruments
Options on Securities and Securities Indices	X	X	X
Types of Options	X	X	X
Call Options	X	X	X
Put Options
Options on Government National Mortgage Association (“GNMA”) Certificates	X	X	X
Futures	X	X	X
Foreign Exchange Transactions
Forward Foreign Exchange Transactions
Currency Futures
Currency Options
Limitations on Currency Transactions
Risk Factors in Hedging Foreign Currency Risks
Risk Factors in Derivatives	X	X	X
Credit Risk	X	X	X
Currency Risk
Leverage Risk	X	X	X
Liquidity Risk	X	X	X
Correlation Risk	X	X	X
Index Risk	X	X	X
Additional Risk Factors of OTC Transactions; Limitations on the use of OTC Derivatives	X	X	X
Distressed Securities
Dollar Rolls
Equity Securities
Exchange Traded Notes
Funding Agreements
Foreign Investment Risks
Foreign Market Risk
Foreign Economy Risk
Currency Risk and Exchange Risk
Governmental Supervision and Regulation / Accounting Standards
Certain Risks of Holding Fund Assets Outside the United States

	California Fund	New Jersey Fund	Pennsylvania Fund
Settlement Risk
Guarantees
Illiquid or Restricted Securities	X	X	X
Inflation-indexed Bonds
Inflation Risk	X	X	X
Investment Grade Debt Obligations	X	X	X
Investment in Emerging Markets
Brady Bonds
Risk of Investing in Asia-Pacific Countries
Restrictions on Foreign Investments in Asia-Pacific Countries
Risks of Investments in Russia
Investment in Other Investment Companies	X	X	X
Restriction on Certain Investments
Junk Bonds	X	X	X
Mortgage-Related Securities
Mortgage Pass-Through Securities
Collateralized Mortgage Obligations (“CMOs”)
Adjustable Rate Mortgage Securities
CMO Residuals
Stripped Mortgage Backed Securities
Tiered Index Bonds
Lease Obligations
Liquidity Management	X	X	X
Master Limited Partnerships
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	X	X	X
Money Market Securities	X	X	X
Mezzanine Investments
Municipal Investments	X	X	X
Risk Factors and Special Considerations Relating to Municipal Bonds	X	X	X
Description of Municipal Bonds	X	X	X
General Obligation Bonds	X	X	X
Revenue Bonds	X	X	X
PABs	X	X	X
Moral Obligation Bonds	X	X	X
Municipal Notes	X	X	X
Municipal Commercial Paper	X	X	X
Municipal Lease Obligations	X	X	X
Tender Option Bonds	X	X	X
Yields	X	X	X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X	X	X
Transactions in Financial Futures Contracts	X	X	X
Call Rights	X	X	X
Municipal Interest Rate Swap Transactions	X	X	X
Insured Municipal Bonds	X	X	X
Pay-in-kind-Bonds
Portfolio Turnover Rates	X	X	X
Preferred Stock
Real Estate Related Securities
Real Estate Investment Trusts (“REITs”)
Repurchase Agreements and Purchase and Sale Contracts	X	X	X
Reverse Repurchase Agreements	X	X	X
Rights Offerings and Warrants to Purchase
Securities Lending	X	X	X
Short Sales
Sovereign Debt
Standby Commitment Agreements
Stripped Securities
Supranational Entities
Tax-Exempt Derivatives	X	X	X
Tax-Exempt Preferred Shares
Taxability Risk	X	X	X
U.S. Government Obligations	X	X	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X
Yields and Ratings	X	X	X
Zero Coupon Securities	X	X	X

144A Securities. A Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of 144A securities. The Directors, however, will retain sufficient oversight and will ultimately be responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Asset-Backed Securities. Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-Based Securities. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the Manager has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. A Fund may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Bank Loans. Certain Funds may invest in bank loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Certain Funds may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Fund’s manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Funds may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when-issued securities, see “When-Issued Purchases and Forward Commitments” below.

A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Funds’ manager that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.

The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Borrowing and Leverage. Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Certain Funds will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. Certain Funds may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Each Fund may at times borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Cash Flows; Expenses. The ability of each Fund to satisfy its investment objective depends to some extent on the Manager’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Manager will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Fund’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Funds. Finally, since each Fund seeks to replicate the total return of its target index, the Manager generally will not attempt to judge the merits of any particular security as an investment.

Cash Management. Generally, the Manager will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Manager, a portion of a Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Manager; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager.

Collateralized Bond Obligations. Certain Funds may invest in collateralized bond obligations (“CBOs”), which are structured products backed by a diversified pool of high yield public or private fixed income securities. In addition, a Fund may invest in CBOs to the extent that the securities underlying the CBO meet the credit quality requirements of the Fund. The pool of securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Commercial Paper. Certain Funds may purchase commercial paper. Commercial paper purchasable by each Fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act.

Commodity-Linked Derivative Instruments and Hybrid Instruments. Certain Funds seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Qualifying Hybrid Instruments. Certain Funds may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The Manager’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Funds may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The Manager, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Manager may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Manager believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Fund may invest may involve leverage. To avoid being subject to undue leverage risk, a Fund will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Fund’s overall portfolio. A Fund will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Fund’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Fund’s use of leverage stated above conflicts with the Investment Company Act or the rules and regulations thereunder, the Fund will comply with the applicable provisions of the Investment Company Act. A Fund may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by S&P). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things. The High Yield Bond Portfolio will treat investments in convertible debt securities as debt securities for purposes of its investment policies.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Fund may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund’s objective than alternative investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities.

All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Fund management, a Fund’s investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

The value of fixed income securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Funds are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Fund’s assets will vary.

Depositary Receipts (ADRs, EDRs and GDRs). Certain Funds may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Foreign Investment Risks.”

Derivatives

Each Fund may use instruments referred to as derivative securities. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives for hedging purposes. Certain Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund’s hedging strategies will be effective. No Fund is required to engage in hedging transactions and each Fund may choose not to do so.

A Fund may use derivative instruments and trading strategies, including the following:

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, the Fund’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. A Fund may also invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Manager believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Fund that allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

A Fund may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”). Tender option bonds (including residual interests thereon) are excluded from this 10% limitation.

Swap Agreements. A Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked to market daily, to avoid any potential leveraging of the Fund’s portfolio.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Manager’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will seek to lessen this risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that a Fund will not be able to meet its payment obligations to the counterparty. As noted, however, a Fund will deposit in a segregated account liquid assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies, may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect each Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

See “Credit Default Swap Agreements,” “Interest Rate Swaps, Caps and Floors” and “Municipal Interest Rate Swap Agreements” below for further information on particular types of swap agreements that may be used by certain Funds.

Interest Rate Swaps, Caps and Floors. In order to hedge the value of a Fund’s portfolio against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund generally will use these transactions primarily as a hedge and not as a speculative investment. However, a Fund may also invest in interest rate swaps to enhance income or to increase the Fund’s yield during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). In an interest rate swap, a Fund may exchange with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if a Fund holds a mortgage- backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Fund to offset a decline in the value of the mortgage backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if a Fund holds a mortgage-backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

A Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams). Inasmuch as these transactions are entered into for good faith hedging purposes, the Manager believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.

If the interest rate swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be maintained in a segregated account.

Typically the parties with which a Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. A Fund will enter into interest rate swap, cap or floor transactions only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. If there is a default by the counterparty to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain Federal income tax requirements may limit a Fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to shareholders.

Credit Default Swap Agreements and Similar Instruments. Certain Funds may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Interest Rate Transactions and Swaptions. A Fund, to the extent permitted under applicable law, may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”) on either an asset-based or liability-based basis, depending on whether a Fund is hedging its assets or its liabilities. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. They may also be used for speculation to increase returns.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”. Caps and floors are less liquid than swaps.

A Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

A Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its Manager or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Hybrid Instruments. Certain Funds seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

Qualifying Hybrid Instruments. Certain Funds may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The Manager’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Funds may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The Manager, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Manager may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Manager believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Fund may invest may involve leverage. To avoid being subject to undue leverage risk, a Fund will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Fund’s overall portfolio. A Fund will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Fund’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Fund’s use of leverage stated above conflicts with the Investment Company Act or the rules and regulations thereunder, the Fund will comply with the applicable provisions of the Investment Company Act. A Fund may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by Standard & Poor’s). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

Options on Securities and Securities Indices

Types of Options. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Call Options. A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets designated on the adviser’s or sub-adviser’s books and records to the extent required by SEC guidelines.

A Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

A Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

Put Options. A Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

A Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets. A Fund will receive a premium for writing a put option, which increases the Fund’s return. A Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

A Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, a Fund will segregate unencumbered liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Options on Government National Mortgage Association (“GNMA”) Certificates. The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Fund, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Risks Associated with Options. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a national securities exchange; the facilities of a national securities exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more national securities exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that national securities exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that national securities exchange would continue to be exercisable in accordance with their terms.

Futures

A Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

To maintain greater flexibility, a Fund may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Risks Associated with Futures. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Manager’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Each Fund’s Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and each Fund is operated so as not to be deemed a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions. A Fund may engage in spot and forward foreign exchange transactions, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Fund are considered to constitute hedging transactions. No Fund will attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. A Fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

A Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaged in proxy hedging. A Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold both Canadian government bonds and Japanese government bonds, and the Manager or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. The Fund would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward foreign currency contracts entered into by the Funds are classified as non-deliverable forwards (NDF). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Swaps. In order to protect against currency fluctuations, a Fund may enter into currency swaps. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Limitations on Currency Transactions. A Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. Open positions in forward foreign exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily. A Fund’s exposure to futures or options on currencies will be covered as described below under “Risk Factors in Derivatives.”

Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors in Derivatives

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to a Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

A Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses that exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Distressed Securities. A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Dollar Rolls. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. At the time a Fund enters into a dollar roll transaction, the Manager or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Fund’s commitments and will subsequently monitor the account to ensure that its value is maintained.

Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below, or the market value of the securities subject to a Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. At the time a Fund sells securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price. A Fund may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market.

Equity Securities. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

From time to time certain of the Funds may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce, and have in fact produced, substantial gains for certain Funds. There is no assurance that any Fund will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Fund increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Funds may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Fund’s investment than if the Fund held the securities of larger, more established companies.

Exchange Traded Notes (“ETNs”). Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Funding Agreements. Certain Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Foreign Investment Risks. Certain Funds may invest in foreign securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Fund will lose money.

In addition to equity securities, foreign investments of the Funds may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Guarantees. A Fund may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation Risk. Like all mutual funds, the Funds are subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of a Fund’s distributions.

Investment Grade Debt Obligations. Certain Funds may invest in “investment grade securities,” which are securities rated in the four highest rating categories of a national recognized statistical rating organization (“NRSRO”) or deemed to be of equivalent quality by a Fund’s Manager. Certain Funds may invest in debt securities rated Aaa by Moody’s or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Fund is subsequently downgraded below investment grade, the Fund’s Manager will consider such an event in determining whether the Fund should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Fund may hold, although under normal market conditions the manager do not expect to hold these securities to a material extent.

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Investment in Emerging Markets. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investment in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Funds may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, certain Funds may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” Foreign Currency Transactions” and “Options and Futures Contracts.”

Brady Bonds. Certain Funds may invest in Brady Bonds. A Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. Certain Funds may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts a Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Fund’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Funds investing significantly in foreign securities can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

Investment in Other Investment Companies. Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including exchange traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) Each Fund, pursuant to the Investment Company Act and subject to certain conditions, may invest without limitation in affiliated registered and affiliated unregistered money market funds. (Alternatively, each Fund may rely on an exemptive order received from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time.) As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Junk Bonds. Non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks in junk bond investments include the following:

•

Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

•

The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.

•

Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

•

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•

Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on those of other higher rated fixed income securities.

•

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio’s securities, and judgment plays a more important role in determining such valuations.

•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

•

The junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

•

The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, the Fund’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.

In selecting non-investment grade securities, the adviser or sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund’s sub-adviser will consider whether the Fund should continue to hold the security.

In the event that a Fund investing in high yield securities experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the junk bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Lease Obligations. A Fund may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The Manager will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Manager will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Liquidity Management. As a temporary defensive measure, if its Manager determines that market conditions warrant, certain Funds may invest without limitation in high quality money market instruments. Certain Funds may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Master Limited Partnerships. Certain Funds may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, a Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Certain Funds intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Certain Funds may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a Fund’s investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

To the extent consistent with their investment objectives, a Fund may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Money Market Securities. Certain Funds may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Funds may invest in:

(a)	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

(b)	high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Fund’s Manager;

(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)	securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)	dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities;

(g)	funding agreements issued by highly-rated U.S. insurance companies;

(h)	securities issued or guaranteed by state or local governmental bodies;

(i)	repurchase agreements relating to the above instruments;

(j)	municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States;

(k)	fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(l)	tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(m)	municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(n)	unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Fund’s Manager under guidelines established by the Board; and

(o)	municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

Mezzanine Investments. Certain Funds, consistent with its restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Mortgage-Related Securities

Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in mortgage-backed securities involve certain specific risks. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but that usually have some form of private credit enhancement.

GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) are typically mortgage pass-through certificates which provide the holder with a pro rata interest in the underlying mortgages.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by Ginnie Mae include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Mac “Gold” PCs are guaranteed as to timely payment of interest and principal by Freddie Mac and represent 100% of the current fixed-rate production of the majority of Freddie Mac fixed-rate securities outstanding.

On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac. In addition the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet a Fund’s quality standards. Any mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.

CMOs are structured into multiple classes, often referred to as a “tranche,” each issued at a specific adjustable or fixed interest rate, and bearing a different stated maturity date and each must be fully retired no later than its final distribution date. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and a Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by a Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, a Fund’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act; and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

A Fund may also invest in, among other things, parallel pay CMOs, sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), LIBOR, one-year Treasury yields, and ten-year Treasury yields.

Classes of CMOs also include planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). PAC bonds generally require payments of a specified amount of principal on each payment date. The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then used to reduce the outstanding principal balance of the ARM.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-related securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through one or more investment banking firms acting as brokers or dealers. The CMO residual market has developed relatively recently and CMO residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests.

Stripped Mortgage-Backed Securities. A Fund may invest in stripped mortgage-backed securities (“SMBSs”) issued by agencies or instrumentalities of the United States. SMBSs are derivative multi-class mortgage-backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While a Fund may purchase securities of a PO class, a Fund is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs that represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, a Fund generally will purchase IOs only as a component of so called “synthetic” securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on a Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities.

Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

Municipal Investments

The Municipal Funds may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). Certain of the Municipal Funds may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state (“State Municipal Bonds”). The Municipal Funds may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of a Municipal Fund’s investment objective and policies. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of a designated state and/or allow the value of a Fund’s shares to be exempt from state and local personal property taxes of that state will be considered “State Municipal Bonds” for purposes of the investment objective and policies of each of California Insured, Florida Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond.

Risk Factors and Special Considerations Relating to Municipal Bonds. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as Derivatives.

The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which a Fund invests.

Description of Municipal Bonds

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” or “special obligation” bonds, which latter category includes private activity bonds (“PABs”) (or “industrial development bonds” under pre-1986 law).

General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

PABs. PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. “Moral obligation” bonds are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that created the special purpose public authority that issued the bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines that have been adopted by the Directors and subject to the supervision of the Directors, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement — such as insurance — the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses and adversely affect the net asset value of a Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Fund would not have the right to take possession of the assets. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a Fund may exercise its rights by taking possession of such assets, because as a regulated investment company a Fund is subject to certain limitations on its investments and on the nature of its income.

Tender Option Bonds. Certain Funds may, invest in residual interest municipal tender option bonds, which are derivative interests in Municipal Bonds. The residual interest municipal tender option bonds in which the Funds will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Funds, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate Municipal Bonds with comparable credit quality, coupon, call provisions and maturity. The Funds may invest in residual interests for the purpose of using economic leverage.

Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding Municipal Bonds purchased from a Fund or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which a Fund would purchase. The short-term floating rate interests have first priority on the cash flow from the Municipal Bonds. A Fund is paid the residual cash flow from the special purpose trust. If the Fund is the initial seller of the Municipal Bonds to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Fund to purchase additional Municipal Bonds or other permitted investments. If a Fund ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the Municipal Bonds owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Municipal Bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual interests.

A Fund may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the Municipal Bonds owned by the tender option bond trust.

The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the Municipal Bonds) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the Municipal Bonds owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the Municipal Bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the Municipal Bonds.

If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Municipal Bonds owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with a Fund that will require the Fund to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Fund had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Fund is required to repurchase the Municipal Bonds it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests — most likely due to an adverse change in interest rates) but not others (such as a default of the Municipal Bonds). In order to cover any potential obligation of the Fund to the liquidity provider pursuant to this agreement, the Fund may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the Municipal Bonds owned by the tender option bond trust.

A Fund may also invest in the short-term floating rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating or variable rate on typically a weekly basis. These securities grant the Funds the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes.

Investments in residual interest and floating rate interest tender option bonds may be considered Derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Fund will invest more than a limited amount of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund’s yield on a VRDO will increase and the Fund’s shareholders will have a reduced risk of capital depreciation.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Fund’s restriction on illiquid investments unless, in the judgment of the Directors such VRDO is liquid. The Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

The VRDOs and Participating VRDOs in which a Fund may invest will be in the following rating categories at the time of purchase: MIG-1/ VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch).

Transactions in Financial Futures Contracts. The Municipal Funds and certain other funds deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin.

The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Municipal Fund. As a result, a Municipal Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Municipal Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by a Municipal Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by a Municipal Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights. A Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of a Fund’s net assets.

Municipal Interest Rate Swap Transactions. In order to hedge the value of a Fund against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that a Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions primarily as a hedge rather than as a speculative investment. However, a Fund also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by a Fund and increase a Fund’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

A Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between a Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance. A Fund has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.

Insured Municipal Bonds. Bonds purchased by a Fund may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures. Either the issuer of the bond or the Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Fund cannot be certain that any insurance company does not make these payments. In addition, if the Fund purchases the insurance, it may pay the premiums, which will reduce the Fund’s yield. The Fund seeks to use only insurance companies with claims paying ability, financial strength, or equivalent ratings of at least investment grade. However, if insurance from insurers with these ratings is not available, the Fund may use insurance companies with lower ratings or stop purchasing insurance or insured bonds. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Pay-in-kind Bonds. Certain Funds may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Portfolio Turnover Rates. A Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Manager believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.

Preferred Stock. Certain of the Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Related Securities. Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

Real Estate Investment Trusts (“REITs”). In pursuing its investment strategy, a Fund may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Generally, dividends received by a Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Repurchase Agreements and Purchase and Sale Contracts. Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with a Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.

A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

Repurchase agreements and purchase and sale contracts result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.

Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund’s Manager or sub-adviser will monitor the creditworthiness of the seller, and a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. The Fund’s adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

A Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price. A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Lending. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent.

A Fund would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Fund in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock, acts as securities lending agent for the Funds and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Funds’ securities lending program. BIM may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIM or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Funds may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the SEC.

Rights Offerings and Warrants to Purchase. Each Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Portfolio a shareholder of the underlying stock.

Short Sales. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A Fund may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Fund’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security pursuant to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in an adviser’s or sub-adviser’s opinion, present minimal credit risks. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Stripped Securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

The International Bond Portfolio also may purchase “stripped” securities that evidence ownership in the future interest payments or principal payments on obligations of non-U.S. governments.

Supranational Entities. A Fund may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

Tax-Exempt Derivatives. Certain Funds may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. A participation interest gives the Fund an undivided interest in a Municipal Bond in the proportion the Fund’s participation bears to the total principal amount of the Municipal Bond, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments. The Municipal Bond Funds may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither a Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

Tax-Exempt Preferred Shares. Certain Funds may invest in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other investment companies. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. The Municipal Bond Funds will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Taxability Risk. Certain of the Funds intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Trust Preferred Securities. Certain of the Funds may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS(r)”); monthly income preferred securities (“MIPS(r)”); quarterly income bond securities (“QUIBS(r)” ); quarterly income debt securities (“QUIDS(r)”); quarterly income preferred securities (“QUIPS/sm/”); corporate trust securities (“CORTS(r)”); public income notes (“PINES(r)”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities establish ed by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

U.S. Government Obligations. A Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment, including “TBA” (to be announced) basis. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Fund, a rated security may cease to be rated. A Fund’s Manager or sub-adviser will consider such an event in determining whether the Fund should continue to hold the security.

Zero Coupon Securities. Zero coupon securities are securities that are issued at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. However, income accrued with respect to the original issue discount from zero coupon municipal securities issued at a discount will generally be exempt for U.S. federal income tax purposes. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in a Fund’s exposure to zero coupon securities.

Suitability (All Funds)

The economic benefit of an investment in any Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions (All Funds)

See Part I, Section II “Investment Restrictions” of each Fund’s Statement of Additional Information for the specific fundamental and non-fundamental investment restrictions adopted by each Fund. In addition to those investment restrictions, each Fund is also subject to the restrictions discussed below.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on financial futures contracts would exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are determined to be illiquid. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid only such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund’s shareholders.

Each Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Code. See “Dividends and Taxes — Taxes.” To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). For purposes of this restriction, the Municipal Funds generally will regard each state and each of its political subdivisions, agencies or instrumentalities and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of a Fund to the extent necessary to comply with changes to the Federal tax requirements. A Fund that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Directors and Officers

See Part I, Section III “Information on Directors and Officers,” “— Biographical Information,” “— Share Ownership” and “— Compensation of Directors” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Directors and officers of your Fund, including Directors’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the oversight of the Board of Directors, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a Management Agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

For Funds that do not have an administrator, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund in connection with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (“BRIL” or the “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Directors who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Sub-Advisory Fee. The Manager of each Fund has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect for an initial two year period and from year to year thereafter if approved annually (a) by the Board of Directors or by a vote of a majority of the outstanding voting securities of a Fund and (b) by a majority of the Directors of the Fund who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Each Agreement automatically terminates on assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the applicable Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management and Advisory Arrangements” of that Fund’s Statement of Additional Information.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Directors of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue for an initial two year period and from year to year if approved annually (a) by the Board of Directors of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Directors of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc. (“PNC GIS” or the “Transfer Agent”), a subsidiary of PNC, acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays the Transfer Agent a fee for the services it receives based on the type of account and the level of services required. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in certain fee-based programs sponsored by the Manager or its affiliates. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system. See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Fees” of each Fund’s Statement of Additional Information for information on the transfer agency fees paid by your Fund for the periods indicated.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, which is comprised of all of the Fund’s non-interested Directors, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are provided on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

For certain Feeder Funds, the Custodian also acts as the custodian of the Master Portfolio’s assets.

Accounting Services. Each Fund has entered into an agreement with State Street, pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.

See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC to State Street and the Manager or, if applicable, the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

Each Fund, the Manager, each Sub-Adviser and the Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by each Fund and the Manager, each Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The Fund’s Board of Directors has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board of Directors provides ongoing oversight of the Fund’s and Manager’s compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Fund’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Fund’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Manager and its affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to a Fund may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Fund annual report), a press release or placement on a publicly-available internet website, including our website at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential Information relating to the Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager’s Legal Department in which the person or company (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in the Manager’s Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Manager’s Legal Department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Manager’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Fund’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing broker-dealers that is less than 30 days old in order to facilitate the purchase and sale of portfolio holdings. The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Fund’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Manager’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Service Arrangements — Potential Conflicts of Interest” in this Statement of Additional Information.

Confidential Information — whether or not publicly disclosed — may be disclosed to Fund Directors, the independent Directors’ counsel, the Fund’s outside counsel, accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Fund’s Chief Compliance Officer or the Manager’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Manager’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

The Manager has entered into ongoing arrangements to provide monthly and quarterly selective disclosure of Fund portfolio holdings to the following persons or entities:

Fund’s Board of Directors and, if necessary independent Directors’ counsel and Fund counsel

Fund’s Transfer Agent

Fund’s independent registered public accounting firm

Fund’s accounting services provider

Fund Custodian

Independent rating agencies — Morningstar, Inc. and Lipper Inc.

Information aggregators — Wall Street on Demand, Thomson Financial, eVestment Alliance, Informa PSN Investment Solutions and iMoney.Net

Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West; Callan Associates; Brockhouse & Cooper; Cambridge Associates; Mercer; Morningstar/Investorforce; Russell Investments (Mellon Analytical Solutions); and Wilshire Associates

Portfolio Compliance Consultants — i-Flex Solutions, Inc.

Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Director has a fiduciary duty as a director to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager’s Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Fund and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Fund — about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), and The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts.

BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC Entity. One or more Affiliates or BAC Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC Entities and may also enter into transactions with other clients of an Affiliate or BAC Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC Entities on an arms-length basis. BlackRock or its Affiliates or a BAC Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC Entities.

One or more Affiliates or one of the BAC Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC Entity will be in its view commercially reasonable, although each Affiliate or BAC Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC Entity of any such fees or other amounts.

When an Affiliate or BAC Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Pricing of Shares” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

Present and future activities of BlackRock and its Affiliates and BAC Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Most BlackRock-advised open-end funds offer multiple classes of shares under a plan adopted under Rule 18f-3 under the Investment Company Act. Investor A Shares are sold to investors choosing the initial sales charge alternative and Investor B and Investor C Shares are sold to investors choosing the deferred sales charge alternative. Institutional, Service and BlackRock Shares, which are available only to certain eligible investors in certain Funds, are sold without a sales charge. Certain Funds offer Class R Shares, which are available only to certain retirement plans and are sold without a sales charge. In addition, certain Funds offer share classes that are available only for dividend and capital gain reinvestments by existing shareholders and in certain limited additional situations. Certain other Funds offer other classes of shares with different investor eligibility and sales charge arrangements. Please see the appropriate Prospectus for your Fund to determine which classes are offered by your Fund and under what circumstances. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

The applicable offering price for purchase orders is based on the net asset value of the applicable class of shares of a Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by the Distributor by contract to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, including orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the Transfer Agent.

The minimum investment for the initial purchase of shares in set forth in the prospectus for each Fund. The minimum initial investment for employees of a Fund, a Fund’s Manager, Sub-advisers, BRIL or Transfer Agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Each Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional Shares, including selected fee-based programs. Each Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. Each Fund may enter into agreements with certain firms whereby such firms will be able to convert shares of a Fund from one class of shares to another class of shares of the same Fund. Shareholders should consult with their own tax advisors regarding any tax consequences relating to such conversions. Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any Fund at any time.

Each Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may resume offering the shares from time to time. Any order may be rejected by a Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change.

The term “purchase,” as used in the Prospectus and this Statement of Additional Information, refers to (i) a single purchase by an individual, (ii) concurrent purchases by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account, and (iii) single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary may be involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by (i) any company that has not been in existence for at least six months, (ii) a company that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount, or (iii) any group of individuals whose sole organizational nexus is that its participants are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Institutional Shares

Institutional Shares may be purchased at net asset value without a sales charge. Only certain investors are eligible to purchase Institutional Shares. Investors who are eligible to purchase Institutional Shares should purchase Institutional Shares because they are not subject to any sales charge and have lower ongoing expenses than Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2, Class R or Service Shares. A Fund may in its discretion waive or modify any minimum investment amount, may reject any order for any class of shares and may suspend and resume the sale of shares of any Fund at any time.

Eligible Institutional Share Investors. Institutional Shares of the Funds may be purchased by customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Investors who currently own Institutional Shares in a shareholder account are entitled to purchase additional Institutional Shares of a Fund in that account, although shareholders that hold their shares through a financial adviser or other financial intermediary that has an omnibus account with the Fund must meet the Institutional minimum investment requirements in order to make such additional purchases. In addition, the following investors may purchase Institutional Shares: employees, officers, directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc., The PNC Financial Services Group Inc., or their respective affiliates and any trust, pension, profit-sharing or other benefit plan for such persons; institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund; certain qualified retirement plans; investors in selected fee based programs; clients of registered investment advisers who have $250,000 invested in the Funds; clients of the Trust departments of PNC Bank and Merrill Lynch Bank & Trust Co., FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with the Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund.

Purchase Privileges of Certain Persons. Employees, officers, directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc., The PNC Financial Services Group Inc., or their respective affiliates; and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Institutional Shares without regard to any existing minimum investment requirements. A Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees, directors, and board members of other funds wishing to purchase shares of a Fund must satisfy the Fund’s suitability standards.

Initial Sales Charge Alternative — Investor A Shares

Investors who prefer an initial sales charge alternative may elect to purchase Investor A Shares. Investor A1 Shares generally are not continuously offered but are offered (i) for purchase by certain authorized employee benefit plans and (ii) to certain investors who currently hold Investor A1 Shares for dividend and capital gain reinvestment only. For ease of reference, Investor A and Investor A1 Shares are sometimes referred herein to as “front-end load shares.”

Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with investments in Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares (sometimes referred to herein as “CDSC shares”). Investors who do not qualify for reduced initial sales charges and who expect to maintain their investment for an extended period of time also may elect to purchase Investor A Shares, because over time the accumulated ongoing service and distribution fees on CDSC shares may exceed the front-end load shares’ initial sales charge and service fee. Although some investors who previously purchased Institutional Shares may no longer be eligible to purchase Institutional Shares of other Funds, those previously purchased Institutional Shares, together with all BlackRock front-end load and CDSC share holdings, will count toward a right of accumulation that may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing CDSC shares service and distribution fees will cause CDSC shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing front-end load shares’ service fees will cause Investor A, Investor A1 and Service Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Institutional Shares.

See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Investor A Sales Charge Information” of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor (and the Fund’s previous distributors) in connection with Investor A and Investor A1 Shares for the periods indicated.

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling front-end load shares of a Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Certain investors may be eligible for a reduction in or waiver of a sales load due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments.

Reinvested Dividends. No sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

Rights of Accumulation. Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Institutional Shares in most BlackRock Funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Letter of Intent. An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, Investor B, or Investor C or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Purchase Privileges of Certain Persons.

Qualified Plans. In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A or Investor A1 Shares. BlackRock may pay placement fees to dealers on purchases of Investor A Shares of all Funds by Qualified Plans.

Except as noted below these placement fees may be up to the following amounts:

Less than $3,000,000	0.50%
$3 million but less than $15 million	0.25%
$15 million and above	0.15%

With respect to High Income Fund the placement fees may be up to the following amounts:

Less than $3,000,000	0.75%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to Short-Term Bond and Short-Term Municipal these placement fees may be up to the following amounts:

Less than $3,000,000	0.15%
$3 million but less than $15 million	0.10%
$15 million and above	0.05%

For the tables above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Bond Fund Investor A Shares will result in a placement fee of up to 0.50% on the first $3 million and 0.25% on the final $1 million).

Other. The following persons associated with the Funds, the Fund’s Manager, Sub-Advisers, Distributor, fund accounting agent or Transfer Agent and their affiliates may buy Investor A or, where applicable, Investor A1 Shares of each of the Funds without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners; (b) employees and retirees; (c) representatives of firms who have entered into selling agreements to distribute shares of BlackRock-advised funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). The following persons may also buy Investor A Shares without paying a sales charge: (a) authorized qualified employee benefit plans and rollovers of current investments in a Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund; (e) persons associated with the Fund, the Fund’s Distributor, the Fund’s Manager, Sub-Advisers or Transfer Agent, and their affiliates; (f) persons participating in a “wrap account” or similar program under which they pay advisory fees to a broker-dealer or other financial institution; (g) persons participating in an account or program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (h) MetLife employees. Investors who qualify for any of these exemptions from the sales charge should purchase Investor A Shares.

If you invest $1,000,000 or more in Investor A or Investor A1 Shares, you may not pay an initial sales charge. However, if you redeem your Investor A or Investor A1 Shares within eighteen months after purchase, you may be charged a deferred sales charge. The deferred sales charge on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006; (e) redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or its affiliates; (f) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Code) subsequent to the purchase of Investor A Shares; (g) involuntary redemptions of Investor A Shares in accounts with low balances; (h) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (i) redemptions related to the payment of PFPC custodial IRA fees; and (j) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a Fund.

The CDSC (as defined below) related to purchases of $1,000,000 or more of Investor A or Investor A1 Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Investor A Shares are also available at net asset value to investors that, for regulatory reasons, are required to transfer investment positions from a foreign registered investment company advised by BlackRock or its affiliates to a U.S. registered BlackRock-advised fund.

Acquisition of Certain Investment Companies. Investor A Shares may be offered at net asset value in connection with the acquisition of the assets of, or merger or consolidation with, a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Investor A or Investor A1 Shares of a Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge Alternative — Investor B and Investor C Shares

Investors choosing the deferred sales charge alternative should consider Investor B Shares if they intend to hold their shares for an extended period of time and Investor C Shares if they are uncertain as to the length of time they intend to hold their assets in a Fund. If you select Investor B or Investor C Shares, you do not pay an initial sales charge at the time of purchase. A Fund will not accept a purchase order of $50,000 or more for Investor B Shares or $500,000 or more for Investor C Shares.

Investor B and Investor B1 Shares generally are not continuously offered but are offered by exchange (Investor B Shares only) and also to certain investors who currently hold Investor B or Investor B1 Shares for dividend and capital gain reinvestment. In addition, certain qualified employee benefit plans that currently hold Investor B or Investor B1 Share may purchase additional Investor B or Investor B1 Shares or effect exchanges between Funds in those classes.

If you select Investor C, Investor C1 or Investor C2 Shares, you do not pay an initial sales charge at the time of purchase. Investor C1 and Investor C2 Shares generally are not continuously offered but are offered (i) for purchase by certain qualified employee benefit plans and (ii) to certain investors who currently hold Investor C1 Shares for dividend and capital gain reinvestment.

The deferred sales charge alternative may be particularly appealing to investors who do not qualify for the reduction in initial sales charges. CDSC shares are subject to ongoing service fees and distribution fees; however, these fees potentially may be offset to the extent any return is realized on the additional funds initially invested in CDSC shares. In addition, Investor B and Investor B1 Shares will be converted into Investor A or Investor A1 Shares, respectively (Investor B Shares of the California Fund will be converted into Investor A1 Shares), of a Fund after a conversion period of approximately ten years for all Funds (seven years for International Bond Portfolio, New Jersey Fund and Pennsylvania Fund), and, thereafter, investors will be subject to lower ongoing fees.

BlackRock compensates financial advisers and other financial intermediaries for selling CDSC shares at the time of purchase from its own funds. Proceeds from the CDSC (as defined below) and the distribution fee are paid to the Distributor and are used by the Distributor to defray the expenses of securities dealers or other financial intermediaries (including Merrill Lynch and BAC) related to providing distribution-related services to each Fund in connection with the sale of the CDSC shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of each Fund to sell the CDSC shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on CDSC shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor B, Investor B1 or Investor B2 Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor C, Investor C1 and Investor C2 Shares.

Dealers will generally immediately receive commissions equal to 1% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C, Investor C1 or Investor C2 Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor B, Investor B1 and Investor B2 Shares.

Contingent Deferred Sales Charges — Investor B and Investor B1 Shares. If you redeem Investor B or Investor B1 Shares within six years of purchase (three years for Investor B1 Shares of Bond Fund and Investor B Shares of Short Term Municipal and Intermediate Municipal), you may be charged a contingent deferred sales charge (“CDSC”) at the rates indicated in the Fund’s Prospectus and below. The CDSC will be calculated in a manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares acquired through reinvestment of dividends. The order of redemption will be first of shares held for over six years or three years, as applicable, in the case of Investor B Shares, next of shares acquired pursuant to reinvestment of dividends, and finally of shares in the order of those held longest. The same order of redemption will apply if you transfer shares from your account to another account. If you exchange your Investor B or Investor B1 Shares for Investor B Shares of another fund, the CDSC schedule that applies to the shares that you originally purchased will continue to apply to the shares you acquire in the exchange.

The following table sets forth the CDSC schedule that applies to the Investor B Shares for all Funds except Short Term Municipal, Intermediate Municipal, International Bond Portfolio, and to the Investor B1 shares for all Funds, as applicable, except Bond Fund:

Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0 - 1	4.00%
1 - 2	4.00%
2 - 3	3.00%
3 - 4	3.00%
4 - 5	2.00%
5 - 6	1.00%
6 and thereafter	None

The following table sets forth the CDSC schedule that applies to the Investor B Shares of International Bond Portfolio:

Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0 - 1	4.50%
1 - 2	4.00%
2 - 3	3.50%
3 - 4	3.00%
4 - 5	2.00%
5 - 6	1.00%
6 and thereafter	None

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.00% (the applicable rate in the third year after purchase).

The following table sets forth the CDSC schedule that applies to the Investor B Shares for Municipal Bond — Short Term Portfolio and Municipal Intermediate Term and to the Investor B1 Shares for Bond Fund:

Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0 - 1	1.00%
1 - 2	0.50%
2 - 3	0.25%
3 and thereafter	None

Conversion of Investor B Shares and Investor B1 Shares to Investor A Shares and A1 Shares. Approximately ten years after purchase (the “Conversion Period”), Investor B and Investor B1 Shares of each Fund (except Emerging Market Portfolio, International Bond Portfolio, Strategic Income Portfolio, New Jersey Fund and Pennsylvania Fund) will convert automatically into Investor A and Investor A1 Shares, respectively (Investor B Shares of the California Fund will convert into Investor A1 Shares), of that Fund (the “Conversion”). The Conversion Period for Investor B Shares of Emerging Market Portfolio, International Bond Portfolio, Strategic Income Portfolio, New Jersey Fund and Pennsylvania Fund is approximately seven years. The Conversion will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. The Conversion will not be deemed a purchase or sale of the shares for Federal income tax purposes.

Shares acquired through reinvestment of dividends on Investor B or Investor B1 Shares will also convert automatically to Investor A or Investor A1 Shares, respectively. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding. If at the Conversion Date the Conversion will result in less than $50 worth of Investor B or Investor B1 Shares being left in an account, all of the Investor B or Investor B1 Shares of the Fund held in the account will be converted into Investor A or Investor A1 Shares of the Fund.

In general, Investor B Shares of equity Funds will convert approximately eight years after initial purchase and Investor B and Investor B1 shares of taxable and tax-exempt fixed income Funds will convert approximately ten years after initial purchase. A seven year Conversion Period will apply to certain shares of certain Funds issued in connection with the acquisition of another fund. If you exchange Investor B or Investor B1 Shares with an eight-year Conversion Period for Investor B Shares with a ten-year Conversion Period, or vice versa, the Conversion Period that applies to the shares you acquire in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

If you own shares of a Fund that, in the past, issued stock certificates and you continue to hold such stock certificates, you must deliver any certificates for Investor B Shares of the Fund to be converted to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. If the Transfer Agent does not receive the certificates at least one week prior to the Conversion Date, your Investor B or Investor B1 Shares will convert to Investor A or Investor A1 Shares, respectively, on the next scheduled Conversion Date after the certificates are delivered.

Contingent Deferred Sales Charge — Investor C Shares

Investor C, Investor C1 and Investor C2 Shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether an Investor C, Investor C1 or Investor C2 CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price of Investor C, Investor C1 and Investor C2 Shares. In addition, no CDSC will be assessed on Investor C, Investor C1 and Investor C2 Shares acquired through reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Investor B and Investor C Sales Charge Information” of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor (and the Fund’s previous distributors) in connection with CDSC shares for the periods indicated.

Investor B and Investor C Shares — Contingent Deferred Sales Charge Waivers and Reductions

The CDSC on Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares is not charged in connection with: (1) redemptions of Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares purchased through certain authorized qualified employee benefit plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (4) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006; (5) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (6) redemptions in connection with a shareholder’s death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Code) subsequent to the purchase of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 Shares; (7) withdrawals resulting from shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares; (8) involuntary redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 Shares in accounts with low balances as described in “Redemption of Shares” below; (9) redemptions made pursuant to a systematic withdrawal plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (10) redemptions related to the payment of PFPC custodial IRA fees; and (11) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor B, Investor B1, Investor C, Investor C1 or Investor C2 Shares acquired through the reinvestment of dividends or distributions.

Class R Shares

Certain of the Funds offer Class R Shares as described in each such Fund’s Prospectus. Class R Shares are available only to certain retirement plans. Class R Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing distribution fee of 0.25% per year and an ongoing service fee of 0.25% per year. Distribution fees are used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion. Service fees are used to compensate securities dealers and other financial intermediaries for service activities.

If Class R Shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of one of the other share classes.

Service Shares. Certain Funds offer Service Shares, which are available only to certain investors, including: (i) certain financial institutions, such as banks and brokerage firms, acting on behalf of their customers; (ii) certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996; and (iii) participants in the Capital DirectionsSM asset allocation program. Service Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing service fee of 0.25% per year. Service Shares are offered to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program.

BlackRock Shares. Certain Funds offer BlackRock Shares, which are available only to certain investors. BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs.

Redemption Fee

Certain Funds charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of a Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). A Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of a Fund, the redemption fee will not be assessed on redemptions or exchanges by:

•

accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

•	accounts of shareholders who have died or become disabled;

•	shareholders redeeming or exchanging shares:

— through the Fund’s Systematic Withdrawal Plan or Systematic Exchange Plan,

— in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account,

— in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

•	shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;

•	redemptions of shares acquired through dividend reinvestment;

•	BlackRock Funds whose trading practices are determined by the Fund not to be detrimental to the Fund or long- term shareholders; and

•	certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship

Each Fund may sell shares to certain 401(k) plans, 403(b) plans, bank or trust company accounts and accounts or certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations.

Closed End Fund Reinvestment Option

Subject to the conditions set forth below, shares of each Fund are offered at net asset value to shareholders of certain continuously offered closed-end funds advised by a Manager (an “Eligible Fund”) who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this reinvestment option, shareholders of BlackRock Senior Floating Rate Fund, Inc. will receive Investor B Shares of a Fund and shareholders of BlackRock Senior Floating Rate Fund II, Inc. will receive Investor C Shares of a Fund.

In order to exercise this reinvestment option, a shareholder of an Eligible Fund must sell his or her shares back to the Eligible Fund in connection with a tender offer conducted by the Eligible Fund and reinvest the proceeds immediately in the designated class of shares of a Fund. Purchase orders from Eligible Fund shareholders who wish to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of a Fund on such day. Shareholders who exercise the reinvestment option will not be required to pay any Early Withdrawal Charge that may be due on the sale of their Eligible Fund shares. Under the reinvestment privilege, Eligible Fund shareholders will pay the Early Withdrawal Charge in the form of a contingent deferred sales charge only upon redemption of the Investor B or Investor C Shares they acquire in the transaction. In determining whether a CDSC is due on the redemption of such Investor B or Investor C Shares, the holding period of the Eligible Fund shares will be tacked to the holding period of the shares acquired upon the exercise of the reinvestment privilege. The holding period of the Eligible Fund shares will also count toward the holding period for the conversion of Investor B Shares into another class of shares. The CDSC schedule that applies to the acquired shares will be the same as the Early Withdrawal Charge schedule that applies to the Eligible Fund shares sold.

Distribution Plans

Each Fund has entered into a distribution agreement with BRIL under which BRIL, as agent, offers shares of each Fund on a continuous basis. BRIL has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BRIL’s principal business address is 40 East 52nd Street, New York, NY 10022. BRIL is an affiliate of BlackRock.

Pursuant to the distribution plans of the Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares (each, a “Plan”), the Fund may pay BRIL and/or BlackRock or any other affiliate or significant shareholder of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares bear the expense of distribution fees under a Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, BRIL, BAC, Merrill Lynch, PNC and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock or BRIL has retained a portion of the shareholder servicing fees paid by the Fund.

Each Fund’s Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and the related class of shareholders. In approving a Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Plan will benefit the Fund and its related class of shareholders.

The Plan provides, among other things, that: (i) the Board of Directors shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Directors in accordance with Rule 12b-1 under the Investment Company Act; (iii) any material amendment thereto must be approved by the Board of Directors, including the directors who are not “interested persons” of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Directors”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Directors; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s Directors who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested Directors. Rule 12b-1 further requires that each Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.

Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred. As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly. Distribution-related revenues consist of the service fees, the distribution fees and the CDSCs. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. Distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Directors, or by vote of the holders of a majority of the shares of such class.

See Part I, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by Class R Shares, and the distribution fee and the CDSC borne by the CDSC shares. This limitation does not apply to the service fee. The maximum sales charge rule is applied separately to each class and limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of CDSC shares and Class R Shares, computed separately (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Limitation on the Payment of Deferred Sales Charge” of each Fund’s Statement of Additional Information for comparative information as of your Fund’s most recent fiscal year end with respect to the CDSC shares and, if applicable, Class R Shares of your Fund.

Other Compensation to Selling Dealers

Pursuant to each Fund’s Distribution Agreements and Distribution and Service Plans (the “Plans”), each Fund may pay BRIL and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, each Fund may pay to Service Organizations fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by a Fund.

With respect to Class R Shares, the front-end sales charge and the applicable distribution fee payable under the Plan are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Class R Shares.

With respect to Investor B, Investor B1 and Investor B2 Shares, Service Organizations and other broker/dealers receive commissions from BRIL for selling Investor B, Investor B1 and Investor B2 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BRIL of paying such up-front commissions, as well as to cover ongoing commission payments to broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B, Investor B1 or Investor B2 Shares are redeemed prior to the expiration of the conversion period, after which Investor B, Investor B1 and Investor B2 Shares automatically convert to Investor A Shares.

With respect to Investor C, Investor C1 and Investor C2 Shares, Service Organizations and other broker-dealers receive commissions from BRIL for selling Investor C, Investor C1 and Investor C2 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BRIL of paying such up-front commissions, as well as to cover ongoing commission payments to the broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C, Investor C1 or Investor C2 Shares are redeemed within 12 months of purchase.

From time to time BRIL and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under each Plan, which waivers may be terminated at any time. Payments are made by the Fund pursuant to each Plan regardless of expenses incurred by BRIL or BlackRock.

The Funds currently do not make distribution payments with respect to Investor A, Investor A1, Hilliard Lyons, Service, Institutional or BlackRock Shares under the Plans. However, the Plans permit BRIL, BlackRock and certain of their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BRIL, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-Plan payments would be in addition to a Fund’s payments described in this Statement of Additional Information for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BRIL, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BRIL’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BRIL, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable NASD regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of

Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc. and/or broker-dealers and other financial services firms under common control with the above organizations (or their assignees). The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund.

Other Distribution Arrangements

Certain Funds and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell certain shares of the Funds in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of a Fund’s shares will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%. BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Fund shares.

In lieu of payments pursuant to the foregoing, BRIL, BlackRock, PNC or their affiliates may make payments to the above named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BRIL, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BRIL, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and certain of its affiliates fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds — 0.15% of net assets; certain fixed income funds — 0.20% of net assets; and certain equity funds — 0.25% of net assets (except that with respect to the Index Equity Fund, the fee is 0.04% of net assets).

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of BlackRock Shares of the Small Cap Value Equity Fund, and Hilliard Lyons, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares of all Funds. Such services will be provided to Customers who are the beneficial owners of shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and Transfer Agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its Transfer Agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BRIL or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

REDEMPTION OF SHARES

Shares normally will be redeemed for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances (valued in the same way as they would be valued for purposes of computing a Fund’s NAV), in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any of shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. The value of shares of each Fund at the time of redemption may be more or less than your cost at the time of purchase, depending in part on the market value of the securities held by the Fund at such time. Except for any CDSC or redemption fee that may be applicable, there will be no redemption charge if your redemption request is sent directly to the Transfer Agent. If you are liquidating your holdings you will receive all dividends reinvested through the date of redemption.

The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Each Fund, with other investment companies advised by the Manager, has entered into a joint committed line of credit with a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances.

The Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Fund involuntarily at any time if the Fund’s Board determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Redemption

Investor, Institutional and Class R Shares

Redeem by Telephone: You may sell Investor Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check, or (ii) $250,000 for payments through the Automated Clearing House Network (“ACH”) or wire transfer. Certain redemption requests, such as those in excess of these amounts, and those where (i) the Fund does not have verified banking information on file; or (ii) the proceeds are not paid to the record owner at the record address, must be in writing with a medallion signature guarantee provided by any “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), whose existence and validity may be verified by the Transfer Agent through the use of industry publications. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. The three recognized medallion programs are Securities Transfer Agent Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees which are not a part of these programs will not be accepted. A notary public seal will not be acceptable. Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PNC GIS in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund amy delay mailing your proceeds. This delay will usualy not exceed ten days. A Fund, its Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemption requests will not be honored if: (i) the accountholder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) a Fund does not have verified information on file, (iv) the request is by an individual other than the accountholder of record, (v) the account is held by joint tenants who are divorced, (vi) the address on the account has changed within the last 30 days or share certificates have been issued on the account, or (vii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

The Funds or the Transfer Agent may temporarily suspend telephone redemptions at any time.

Redeem by VRU: Investor Shares may also be redeemed by use of the Fund’s automated voice response unit service (“VRU”). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: If you hold shares with the Transfer Agent you may redeem such shares without charge by writing to the Fund’s Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, Rhode Island 02940. Redemption requests delivered other than by mail should be sent to PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860. If you hold share certificates issued by your Fund, the letter must be accompanied by certificates for the shares. All shareholders on the account must sign the letter. A medallion signature guarantee may be required but may be waived in certain circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Redemptions of Service Shares and BlackRock Shares may be made in the manner and amounts described in the Prospectuses.

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the required minimum initial investment due to redemptions you have made. You will be notified that the value of your account is less than the required minimum initial investment before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the required minimum initial investment before the Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Repurchase

A Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the net asset value of the Fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by the Distributor by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the net asset value determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

These repurchase arrangements are for your convenience and do not involve a charge by the Fund (other than any applicable CDSC or redemption fee). However, Selling Dealers may charge a processing fee in connection with such transactions. In addition, securities firms that do not have selected dealer agreements with the Distributor may impose a transaction charge for transmitting the notice of repurchase to the Fund. Each Fund reserves the right to reject any order for repurchase. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set forth above.

Reinstatement Privilege — Investor A Shares

Upon redemption of Investor A, Investor A1 or Institutional Shares, as applicable, shareholders may reinvest their redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A Shares of the SAME fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, PNC GIS must receive written notification from the shareholder of record or the registered representative of record, at the time of the purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

SHAREHOLDER SERVICES

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributor, your financial adviser, your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in your Investment Account since the last statement. You also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. If your Investment Account is held at the Transfer Agent you may make additions to it at any time by mailing a check directly to the Transfer Agent. You may also maintain an account through a selected securities dealer or other financial intermediary. If you transfer shares out of an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in your name may be opened automatically at the Transfer Agent.

You may transfer Fund shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the new firm. If you wish to transfer your shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you must either (i) redeem your shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. You also may request that the new securities dealer or other financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for your benefit whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not. In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

If you are considering transferring a tax-deferred retirement account, such as an individual retirement account, from one selected securities dealer to another securities dealer or other financial intermediary, you should be aware that if the new firm will not take delivery of shares of the Fund, you must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at the original selected securities dealer for those shares.

Exchange Privilege

U.S. shareholders of Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Institutional Shares of each Fund have an exchange privilege with certain other Funds. In order to qualify for the exchange privilege, the shares you wish to exchange are required to have a net asset value of at least $100. The minimum amount for exchanges of Investor Shares is $1,000, although you may exchange less than $1,000 if you already have an account in the Fund into which you are exchanging. You may only exchange into a share class and a Fund that are open to new investors or in which you have a current account if the class or fund is closed to new investors. If you held the shares used in the exchange for 30 days or less, you may be charged a redemption fee at the time of the exchange. Before effecting an exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

Exchanges of Investor A, Investor A1 and Institutional Shares. Institutional Shares are exchangeable with shares of the same class of other Funds. Investor A and Investor A1 Shares are exchangeable for Investor A Shares of other Funds.

Exchanges of Institutional Shares outstanding (“outstanding Institutional Shares”) for Institutional Shares of a second fund or for shares of a money market fund (“new Institutional Shares”) are effected on the basis of relative net asset value per Institutional Share. Exchanges of Investor A or Investor A1 Shares outstanding (“outstanding Investor A Shares”) for Investor A Shares of a second Fund, or for shares of a money market fund (“new Investor A Shares”) are effected on the basis of relative net asset value per share.

Exchanges of Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares. Shareholders of certain Funds with Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares outstanding (“outstanding Investor B or Investor C Shares”) may exchange their shares for Investor B or Investor C Shares, respectively, of a second Fund or for shares of a money market fund (“new Investor B or Investor C Shares”) on the basis of relative net asset value per Investor B or Investor C Share, without the payment of any CDSC. Certain funds impose different CDSC schedules. If you exchange your Investor B Shares for shares of a fund with a different CDSC schedule, the CDSC schedule that applies to the shares exchanged will continue to apply. For purposes of computing the CDSC upon redemption of new Investor B or Investor C Shares, the time you held both the exchanged Investor B or Investor C Shares and the new Investor B Shares or Investor C Shares will count towards the holding period of the new Investor B or Investor C Shares. For example, if you exchange Investor B Shares of a Fund for those of a second Fund after having held the first Fund’s Investor B Shares for two-and-a-half years, the 3.00% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later if you decide to redeem the Investor B Shares of the second Fund and receive cash, there will be no CDSC due on this redemption since by adding the two-and-a-half year holding period of the first Fund’s Investor B Shares to the four year holding period for the second Fund’s Investor B Shares, you will be deemed to have held the second Fund’s Investor B Shares for more than six years.

Exchanges for Shares of a Money Market Fund. You may exchange any class of Investor Shares for shares of an affiliated money market fund. If you exchange into BlackRock Summit Cash Reserves Fund (“Summit”), a series of BlackRock Financial Institutions Series Trust, you will receive one of two classes of shares: exchanges of Investor A, Investor A1 and Institutional Shares of a Fund will receive Investor A Shares of Summit and exchanges of Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares of a Fund will receive Investor B Shares of Summit. You may exchange Investor A Shares of Summit back into Investor A or Institutional Shares of a Fund. You may exchange Investor B Shares of Summit back into Investor B or Investor C Shares of a Fund and, in the event of such an exchange, the period of time that you held Investor B Shares of Summit will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Investor B Shares. Investor B Shares of Summit are subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Investor B Shares. Exchanges of Investor B or Investor C Shares of a money market fund other than Summit for Investor B or Investor C Shares of a Fund will be exercised at net asset value. However, a CDSC will be charged in connection with any subsequent redemption of the Investor B or Investor C Shares of the Fund received in the exchange. In determining the holding period for calculating the CDSC payable on such redemption, the holding period of the money market fund Investor B or Investor C Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange.

Exchanges by Participants in Certain Programs. The exchange privilege may be modified with respect to certain participants in mutual fund advisory programs and other fee-based programs sponsored by the Manager, an affiliate of the Manager, or selected securities dealers or other financial intermediaries that have an agreement with the Distributor. See “Fee-Based Programs” below.

Exercise of the Exchange Privilege. To exercise the exchange privilege, you should contact your financial adviser or PNC GIS, who will advise each Fund of the exchange. If you do not hold share certificates, you may exercise the exchange privilege by wire through your securities dealer or other financial intermediary. Each Fund reserves the right to require a properly completed exchange application.

A shareholder who wishes to make an exchange may do so by sending a written request to the Fund c/o PNC GIS at the following address: PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PNC GIS. This form is available from PNC GIS. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PNC GIS in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

The Funds reserve the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Funds reserve the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders.

The Funds, the administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds and their service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. By use of the exchange privilege, the investor authorizes the Fund’s Transfer Agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s Transfer Agent to be genuine. The records of the Fund’s Transfer Agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders.

Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain Funds may suspend the continuous offering of their shares to the general public at any time and may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. The exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

Certain fee-based programs offered by the Manager or its affiliates, or by a selected securities dealer or other financial intermediary that has an agreement with the Distributor, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Institutional Shares. Under specified circumstances, participants in certain Programs may exchange their shares in the Program for Institutional Shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares or the automatic exchange of shares to another class at net asset value. Shareholders that participate in a Program generally have two options at termination. A Program can be terminated and the shares liquidated or a Program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the Program can be held after termination. Shares that have been held for less than specified periods within a Program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in a Program are eligible to purchase additional shares of the respective share class of the Fund, but purchase of Investor A Shares may be subject to upfront sales charges. A shareholder may only make additional purchases of Institutional Shares if the shareholder is otherwise eligible to purchase Institutional Shares.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from your financial intermediary. Under these plans, investments may be made in a Fund (other than a Municipal Fund) and certain of the other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from your financial intermediary.

Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating to the plan and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

Investor Share shareholders and certain Service Share shareholders who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Fund through automatic deductions from a checking or savings account. The minimum pre-authorized investment amount is $50. If you buy shares of a Fund through certain accounts, no minimum charge to your bank account is required. Contact your financial adviser or other financial intermediary for more information.

Automatic Dividend Reinvestment Plan

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Fund unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PNC GIS, and will become effective with respect to dividends paid after its receipt by PNC GIS. Each Fund declares a dividend each day on “settled” shares (i.e., shares for which the particular Fund has received payment in Federal funds) on the first business day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two business days of receipt. Over the course of a year, substantially all of the Fund’s net investment income will be declared as dividends. The amount of the daily dividend for each Fund will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Fund at least annually.

Systematic Withdrawal Plans

Shareholders may receive regular distributions from their accounts via a Systematic Withdrawal Plan (“SWP”). Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day is not a business day, on the prior business day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No CDSC will be assessed on redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 Shares will not be subject to the CDSC if they do not exceed 1% (monthly), 3% (quarterly) and 6% (semi-annually), respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 Shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan described above (see “How to Buy, Sell, Transfer and Exchange Shares” in the Fund’s Prospectus) and the SWP at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from any Eligible Fund (which means funds so designated by the Distributor from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

PRICING OF SHARES

Determination of Net Asset Value

Valuation of Shares. The net asset value for each class of shares of each Fund is generally calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open.

Valuation of securities held by each Fund is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued, however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If a Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which a Fund values such security, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager and/or Sub-Adviser determine such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC options may be valued using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Fund’s books at their face value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value each Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Fund’s Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by BlackRock (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.

BlackRock, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the Funds’ accounting agent periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by the Funds. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Fund’s annual audited financial statements, which are prepared in accordance with generally accepted accounting principles (“GAAP”), follow the requirements for valuation set forth in Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, FAS 157 and other accounting rules applicable to mutual funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.

Computation of Offering Price Per Share

See Part I, Section VI “Computation of Offering Price” of each Fund’s Statement of Additional Information for an illustration of the computation of the offering price for shares of your Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Subject to policies established by the Board of Directors, BlackRock is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including a Fund. In return for such services, BlackRock may cause a Fund to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In the case of Feeder Funds, because each Feeder Fund generally invests exclusively in beneficial interests of a Master Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Master Portfolio.

In selecting brokers or dealers to execute portfolio transactions, the Manager and Sub-Adviser seek to obtain the best price and most favorable execution for a Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii)

the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BlackRock might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Fund to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Fund, or the Master Portfolio with respect to the Feeder Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act. Subject to policies established by the Board of Directors of the Master Portfolio, BlackRock is primarily responsible for the execution of the Master Portfolio’s portfolio transactions and the allocation of brokerage.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Each Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Fund’s portfolio strategies.

See “Portfolio Transactions and Brokerage” in the Statement of Additional Information for information about the brokerage commissions paid by your Fund, including commissions paid to affiliates, if any, for the periods indicated.

Each Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Fund, the turnover rates should not adversely affect the Fund’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Manager or Sub-Advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Fund and for other investment accounts managed by the Manager or Sub-Advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, BRIL or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BRIL or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

Portfolio Turnover

While a Fund generally does not expect to engage in trading for short term gains, it will effect portfolio transactions without regard to any holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.

DIVIDENDS AND TAXES

Dividends

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid as set forth in each Fund’s prospectus. Each Fund will also distribute all net realized capital gains, if any, as set forth in such Fund’s prospectus. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, a Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

For information concerning the manner in which dividends may be reinvested automatically in shares of each Fund, see “Shareholder Services — Automatic Dividend Reinvestment Plan.” Shareholders may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on front-end load, CDSC and Service Shares will be lower than the per share dividends on Institutional Shares as a result of the service, distribution and higher transfer agency fees applicable to CDSC shares, the service fees applicable to front-end load shares and Service Shares, and the service and distribution fees applicable to Class R Shares. Similarly, the per share dividends on CDSC and Class R Shares will be lower than the per share dividends on front-end load and Service Shares as a result of the distribution fees and higher transfer agency fees applicable to CDSC shares and the distribution fees applicable to Class R Shares, and the per share dividends on CDSC shares will be lower than the per share dividends on Class R Shares as a result of the higher distribution fees and higher transfer agency fees applicable to CDSC shares.

Taxes

Each Fund intends to elect and to qualify or to continue to qualify, as appropriate, for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income). As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net realized capital gains that it distributes to its shareholders , provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.

Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders. However, a Municipal Fund’s distributions derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the previous years. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that a sufficient amount of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long term capital losses (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular federal income tax. Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to January 1, 2011. Under these rules, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short-term capital gain, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

No gain or loss will be recognized by Investor B or Investor B1 shareholders on the conversion of their Investor B shares into Investor A shares or Investor B1 shares into Investor A1 shares. A shareholder’s tax basis in the Investor A or Investor A1 shares acquired upon conversion will be the same as the shareholder’s tax basis in the converted Investor B or Investor B1 shares, and the holding period of the acquired Investor A or Investor A1 shares will include the holding period for the converted Investor B or Investor B1 shares.

If a shareholder of a Fund exercises an exchange privilege within 90 days of acquiring the shares of a Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Certain Funds may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

Distributions of a Fund at least 50% of whose assets are “U.S. real property interests,” as defined in the Code and Treasury regulations, to the extent the distributions are attributable to distributions of real property gain received by the Fund from a REIT, generally will cause a foreign shareholder who has held more than 5% of the Fund at any time during the one-year period ending on the date of distribution to treat such distributions as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax of 35% and may require the foreign shareholder to file a U.S. federal income tax return.

Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the particular tax consequences to them of an investment in a Fund.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability, provided that the required information is timely forwarded to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in any combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the U.S. may reduce or eliminate such taxes. Shareholders of certain Funds that invest more than 50% of the value of their assets at the close of a taxable year in foreign securities may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts and certain tax-exempt organizations cannot claim foreign tax credits on investments in foreign securities held in a Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. Further, to the extent that a Fund engages in securities lending with respect to a security paying income subject to foreign taxes, it may not be able to pass through to its shareholders the ability to take a foreign tax credit. If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A Fund will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit. For this purpose, a Fund will allocate foreign source income among each class of shareholders according to a method similar to that described above for the allocation of dividends taxable at the maximum 15% tax rate.

Certain transactions entered into by the Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Funds engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. A Fund may be subject to U.S. Federal income tax, and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. However, a Fund may elect to “mark to market” at the end of each taxable year shares that it holds in PFICs. The election is made separately for each PFIC held and, once made, would be effective for all subsequent taxable years, unless revoked with consent from the IRS. Under this election, a Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized “mark-to-market” gains. By making the mark-to-market election, a Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and the Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests which may be difficult or impossible to obtain.

Municipal Funds

Each Municipal Fund intends to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to holders of all outstanding classes of its shares (together the “shareholders”). Exempt-interest dividends are dividends or any part thereof paid by a Fund that are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of the Fund’s taxable year. A Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Fund’s shareholders according to a method (that it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to each class of shareholders during the taxable year, or such other method as the IRS may prescribe.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of PABs, if any, held by a Fund.

All or a portion of a Fund’s gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on certain “PABs” issued after August 7, 1986. PABs are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. A Fund will purchase such “PABs” and will report to shareholders after the close of the calendar year-end the portion of the Fund’s dividends declared during the year that constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Each Municipal Fund may engage in interest rate swap transactions. The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require a Fund to treat payments received under such arrangements as ordinary income and to amortize payments made under certain circumstances. Because payments received by a Fund in connection with swap transactions will be taxable rather than tax-exempt, they may result in increased taxable distributions to shareholders.

Please see Part I of your Fund’s Statement of Additional Information for certain state tax information relevant to an investment in California Insured, Florida Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond, as well as information on economic conditions within each applicable state.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax.

Shareholders of each Fund are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes with respect to their Fund. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified either as a partnership or a separate disregarded entity (depending on the particular Master Portfolio) for U.S. Federal income tax purposes. If applicable tax provisions were to change, then the Board of Directors of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

PERFORMANCE DATA

From time to time a Fund may include its average annual total return and other total return data, and, if applicable, yield and tax-equivalent yield in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield each is based on a Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for each class of shares in accordance with a formula specified by the Commission.

Quotations of average annual total return, before tax, for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares, and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares, but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return after taxes on distributions for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on distributions received during such period. Average annual total return after taxes on distributions is computed assuming all distributions, less the taxes due on such distributions, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares. The taxes due on distributions are calculated by applying to each distribution the highest applicable marginal Federal individual income tax rates in effect on the reinvestment date for that distribution. The rates used correspond to the tax character (including eligibility for the maximum 15% tax rate applicable to qualified dividend income) of each distribution. The taxable amount and tax character of each distribution are specified by each Fund on the distribution declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return after taxes on distributions and sale of Fund shares for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on distributions received during such period as well as on complete redemption. Average annual total return after taxes on distributions and sale of Fund shares is computed assuming all distributions, less the taxes due on such distributions, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on distributions and on the deemed redemption are calculated by applying the highest applicable marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character (including eligibility for the maximum 15% tax rate applicable to qualified dividend income) of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign tax credits, are taken into account according to federal law.

A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of a Fund’s yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the Fund’s yield that is not tax-exempt.

See Part I, Section VIII “Fund Performance” of each Fund’s Statement of Additional Information for performance information for the shares of your Fund for the periods indicated.

A Fund’s total return will vary depending on market conditions, the securities comprising a Fund’s portfolio, a Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of front-end load shares or the waiver of the CDSC in the case of CDSC shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC waiver and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

On occasion, a Fund may compare its performance to, among other things, the Fund’s benchmark index indicated in the Prospectus, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to performance data published by Lipper Inc., Morningstar, Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historical performance of a Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period. In addition, from time to time a Fund may include the Fund’s Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time a Fund may quote in advertisements or other materials other applicable measures of Fund performance and may also make reference to awards that may be given to the Manager. Certain Funds may also compare their performance to composite indices developed by Fund management.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information or general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Funds has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policies are attached as Appendix B.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and generally on other matters submitted to the vote of shareholders of the Fund. Shareholders of a class that bears distribution and/or shareholder servicing expenses have exclusive voting rights with respect to matters relating to such distribution and shareholder servicing expenditures (except that Investor B and Investor B1 shareholders may vote upon any material changes to such expenses charged under the Investor A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

No Fund intends to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in each Fund’s Prospectus. Each share of each class of Common Stock is entitled to participate equally in dividends and distributions declared by a Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

For Funds organized as Maryland corporations, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of a minimum percentage of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law.

Certain of the Funds are organized as “Massachusetts business trusts.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust establishing a trust, a copy of which for each applicable Fund, together with all amendments thereto (the “Declaration of Trust”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of the trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust also provides that a trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

Certain Funds are organized as Delaware statutory trusts.

See Part I, Section IX “Additional Information — Description of Shares” of each Fund’s Statement of Additional Information for additional capital stock information for your Fund.

Additional Information

Under a separate agreement, BlackRock has granted certain Funds the right to use the “BlackRock” name and has reserved the right to (i) withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock Advisors, LLC as investment adviser and (ii) to grant the use of such name to any other company.

See Part I, Section IX “Additional Information — Principal Shareholders” section of each Fund’s Statement of Additional Information for information on the holders of 5% or more of any class of shares of your Fund.

APPENDIX A

Description Of Bond Ratings

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings / Demand Obligation Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation, and takes into account statutory and regulatory preferences.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinction with the “B” category.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category or to categories below “CCC”.

Description of Fitch’s Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

D DD DDD

Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual payment default on all financial obligations.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

APPENDIX B

Proxy Voting Policies

For The BlackRock-Advised Funds

June, 2008

Introduction

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.(1) When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(2) It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

(1)

Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(2)

Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

Proxy Voting Policies

A. Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F. Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G. Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H. Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

Reports to the Board

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

APPENDIX C

ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

General Economic Conditions

Population and Economy of the State. The State of California (the “State”) is by far the most populous state in the nation, over 60 percent larger than the second-ranked state according to the 2000 U.S. Census. The State’s July 1, 2008 population of about 38.1 million represented over 12 percent of the total United States population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

Falling home prices, limited credit availability, shrinking investment values, and growing job losses, among other factors, weighed heavily on the national and California economies in 2008, and continue to do so in 2009. Consumer spending — the core of both economies — and business investment trended downward in the second half of 2008 and are continuing downward in 2009. Late in 2008, the United States was officially deemed to be in a recession that began in December 2007. The economic recession has hit California particularly hard due to the State’s reliance on the housing industry. The State’s unemployment rate has more than doubled since the beginning of the recession, and as of July 2009 was 11.9 percent (compared to a national average of 9.4 percent). California has lost over 900,000 industry jobs since the recession began, and over 66,500 nonfarm jobs in June 2009 alone, the 14th consecutive month-over-month decline.

California personal income continues to decline along with the rest of the nation and is estimated to have grown by only 3.2 percent in 2008, as compared to 10.5 percent in 2000. According to the State Board of Equalization, taxable sales have declined by 2.3 percent during the second quarter of 2008, making it the fourth year-over-year decline in quarterly taxable sales.

California home building and residential real estate markets continued to slow in 2007, 2008 and 2009. In June 2009, the number of residential permits issued were down over 52 percent from a year earlier. Single-family permits were down 34.3 percent, while multi-family permits were down 75 percent. Commercial construction continued to trend down as well during the first half of 2009 with nonresidential construction permits falling 56 percent in June as compared to the prior year. Although annual housing sales are expected to increase in 2009, the increase in sales is largely attributed to the growth in the absorption of distressed properties with huge mark-downs in prices.

Current Financial Stress; 2008-09 and 2009-10 Budgets

The State is currently experiencing significant financial stress. As a result of continuing weakness in the State economy, the State commenced the 2009-10 fiscal year with a projected $26 billion budget shortfall which needed to be addressed by the State legislature and the Governor. The California constitution requires the State to have a balanced budget.

California’s budget problems have been recurring, and are attributable in part to structural problems, including requirements that State budgets be adopted by a two-thirds vote of the Legislature, that the growth of property taxes is constrained, and that the imposition of local taxes require a vote of the electorate. See “Constitutional and Statutory Limitations on Taxes and Appropriations; Constraints on the State Budget Process; Future Initiatives” below. California has been particularly dependent upon revenue sources, such as personal income and capital gains taxes, which are volatile.

In December 2008, the Governor identified a budget gap between expected revenues and expenditure obligations in excess of $41 billion for the two fiscal years 2008-09 and 2009-10. After protracted negotiations and revisions to the 2008 Budget Act, the 2009 Budget Act and related legislation were adopted by the Legislature on February 19, 2009, and signed by the Governor on February 20, 2009.

As originally enacted, the 2008-09 State Budget projected General Fund revenues for fiscal year 2007-08 of $103.027 billion and revenues for fiscal year 2008-09 of $101.991 billion. However, it is widely acknowledged that by the time of passage of the 2008-09 State Budget, revenue estimates were already too optimistic, in light of continuing weak performance in the California economy and unprecedented adverse developments in the global and national financial markets, particularly after September 15, 2008. The Governor declared a fiscal emergency in December 2008, and called three concurrent special legislative sessions in order to address the projected budget deficit, officially estimated to be $41.7 billion by fiscal year-end 2009-10, absent further actions on revenues and expenditures.

Although the Governor signed the 2009-10 Budget Act on February 20, 2009, much of the budget depended on the results of the May 19 election and on overly optimistic revenue and expenditure projections. By the time the Governor released his May Revision of the adopted 2009-10 budget, it was projected that due to further deterioration in State revenue projections, a 2009-10 budget shortfall of approximately $15.4 billion would occur regardless of the outcome of the May 19 election, and anticipated that failure of the May 19 ballot measures would cause the budget shortfall to increase to approximately $21.3 billion without further budget actions.

The May 19 ballot measures failed to win the necessary majority vote for passage. Meanwhile, May Revision updates showed continuing shortfalls in revenue collections and increased costs as well as the failure of the May 19 ballot measures, pushing the projected budget shortfall to $24.3 billion.

On July 1, 2009, the Department of Finance released further updates to the May Revision increasing the size of the State’s estimated budget shortfall from approximately $24.3 billion to approximately $26.6 billion. On the same date, the Governor proclaimed a fiscal emergency and called a legislative special session pursuant to Proposition 58 to address the State’s fiscal emergency. The Governor also ordered three furlough days every month for certain State employees to save cash for essential state functions and services.

On July 24, 2009, the State legislature adopted amendments to the 2009 Budget Act to address the budget shortfall. On July 28, 2009, the Governor signed the amended budget act (“the Amended 2009 Budget”), while vetoing $489 million in General Fund appropriations.

The Amended 2009 Budget projects $89.5 billion of revenues and transfers to the General Fund and authorizes total General Fund expenditures of $84.6 billion for fiscal 2009-10. The budget projects a General Fund reserve of $500 million at year end (June 30, 2010).

The Amended 2009 Budget includes approximately $15.6 billion in spending reductions, largely through cuts in education, health and welfare services. The budget also includes approximately $8 billion of revenue enhancements which consist of accounting changes, borrowings, revenue shifts which reduce future fiscal year’s revenues and other “one-time” fixes, some of which may be challenged in court. These revenue enhancements include:

— $2.3 billion from increased withholding and accelerated estimated tax payments, which will result in lower revenues in the next fiscal year;

— $900 million from shifting state workers’ June 30 pay date to July 1, passing the costs to the next fiscal year;

— $1 billion from a sale of the State Compensation Insurance Fund’s workers compensation insurance portfolio. State Insurance Commissioner Steve Poizner has threatened to file a lawsuit over this sale;

— $1.9 billion from borrowing of counties’ property tax collections under the provisions of Proposition 1A that voters approved in 2004, which the State must repay to the counties with interest within three years. See “Local Governments” and “Constitutional and Statutory Limitations on Taxes and Appropriations; Constraints on the State Budget Process; Future Initiatives” below; and

— $1.3 billion from a taking of local redevelopment agencies’ funds in exchange for extending the number of years the agencies could collect a portion of property taxes in their region. Cities and counties have threatened to sue the State over this plan.

These unsustainable revenue enhancements make it likely that, absent a dramatic economic recovery, California will continue to experience budget and cash flow strains in the near and foreseeable future.

State Cash Position

The weak economy resulted in a dramatic reduction in State tax revenues, as compared to projections made in connection with the adoption of the 2008-09 Budget Act. The State Controller is using cash management tools at his disposal to ensure that available cash resources will be used to pay the obligations of the highest priorities under the State Constitution and laws, including payments to public schools and universities, and debt service on bonds and notes. On February 1, 2009, the State Controller started to defer for 30 days, payments from the State General Fund of personal income and bank and corporate tax refunds, as well as payments for specified State operations, local assistance, vendors who do business with the State, trial courts and programs for the mentally ill, blind, disabled, and elderly. While payments deferred in February were repaid in full by the end of March 2009, the State is facing continued cash flow pressures. The State issued an additional $500 million of revenue anticipation notes in late March 2009, which matured in June 2009. Beginning on July 2, 2009, the State Controller’s office started paying some State creditors with IOUs, or warrants, in order to preserve cash for other creditors with higher legal priority, such as bondholders. Through the end of July, the State had issued almost $1.5 billion of such IOUs, and the use of such IOUs may recur.

As a result of the cash pressure facing the State and its inability to access the public capital markets without a revised budget, on December 17, 2008, the Pooled Money Investment Board voted to significantly curtail loans from the State’s Pooled Money Investment Account (“PMIA”) thereby postponing or stopping construction on thousands of projects Statewide. The PMIA customarily made such loans to provide temporary funding for infrastructure projects prior to permanent financing through the issuance of State general obligation bonds or lease revenue bonds.

The State’s cash flow difficulties have resulted in the lowering of ratings on its outstanding revenue anticipation notes, and are contributing to adverse rating actions on other State debt.

Governor Schwarzenegger also ordered unpaid furloughs of State employees each month, commencing on February 1, 2009, as well as layoffs of State agency and department employees to reduce General Fund payroll expenditures by up to 10 percent. Various litigation has been brought challenging the furlough program.

Following passage of the Amended 2009 Budget, the State announced that it will reenter the public capital markets, first through a private placement of $1.5 billion of interim revenue anticipation notes, to be followed by a larger issuance of publicly offered revenue anticipation notes.

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with the deteriorating fiscal situation and the State’s recurring structural deficit. The Amended

2009 Budget was the culmination of California’s effort to restore balance to a State budget that has been decimated by the worst budget crisis in the State’s history, and will continue to be affected by national and State economic conditions and other factors. Moreover, California’s budget situation is likely to remain challenged for some time; economic recovery is not expected to be as robust as in past years and some of the current budget solutions are one-time enactments, or are of a limited duration.

Further, the State Legislative Analyst’s (“LAO”) report released on July 30, 2009, calculated the debt, deferred payments and other liabilities that will affect the State’s financial health in the future. The LAO’s report concluded that while the State’s liabilities are difficult to quantify, it appears the State has over $200 billion of short term, longer term and retirement related liabilities to retire in future years. The report concludes that these liabilities will continue to put pressure on the State’s finances for years to come.

Ratings

As of July 15, 2009, the following ratings for the State of California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Fitch	Moody’s	S&P

BBB	Baa1	A

These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Local Governments

General. The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

With property and other tax increases constrained by Constitutional limitations, including voter approval requirements, falling tax revenues, and the State under severe fiscal stress, many local governmental units have been severely impacted by the current recession. Moreover, generous employee compensation commitments weigh heavily on many local government budgets broadly and, in many cases, severely, limit the revenue available for other governmental expenditures.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled by an increase in the amount of property tax revenues they receive.

As part of the State-local agreement, voters at the November 2004 election approved Proposition 1A. Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approve the borrowing. (The Amended 2009 Budget contains such a borrowing.) The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, under Proposition 1A of 2004, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the Statewide local sales tax. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties, or special districts without providing the funding needed to comply with the mandates. If the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties, or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties, and special districts a financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights.

Constitutional and Statutory Limitations on Taxes and Appropriations;

Constraints on the State Budget Process; Future Initiatives

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the State Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Article XIIIA of the State Constitution, which resulted from the voter-approved Proposition 13, passed in 1978, which, among other things, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Article XIIIB of the State Constitution, which limits the amount of appropriations (not including expenditures for voter-approved debt service) of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing, Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1988, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

More recently, a new series of constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters, have also affected the budget process. These include Proposition 1A (described under “Local Governments” above) and Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits. Proposition 58 and other voter initiatives affecting the budget process are described below.

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve and restricts future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires and establishes the Bureau of State Audits (“BSA”). The BSA will be funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

An initiative statute, Proposition 49, called the “After School Education and Safety Program of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. This increase was first triggered in 2006-07, which increased funding for these programs to $550 million. These funds are part of Proposition 98 minimum funding guarantee for K-14 education.

On November 2, 2004, the voters approved Proposition 63, which imposes a one percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. In addition, Proposition 63 prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04.

On November 7, 2006, voters approved Proposition 1A, which was placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7 (“SCA 7”), to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 (“Proposition 42”) in 2002, permit the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declares that the transfer will result in a “significant negative fiscal impact” on the General Fund and the Legislature agrees with a two-thirds vote of each house. SCA 7 modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. Since 2003-04, the scheduled Proposition 42 transfer has been suspended twice.

The Fund cannot predict the impact of legislation on the bonds in the Fund’s portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives, potentially reducing resources available for other State programs, especially to the extent the Article XIIIB spending limit would restrain the State’s ability to fund such programs by raising taxes.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at 800-900-3873 or at www.treasurer.ca.gov.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the Governor’s Budget for Fiscal Year 2009-10 may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov), under the heading “Governor’s Proposed Budget”.

None of the information on the above websites is incorporated herein by reference.

ECONOMIC AND FINANCIAL CONDITIONS IN NEW JERSEY

The following information is a brief summary of factors affecting the economy of the State of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

New Jersey (sometimes referred to herein as the “State”) operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2009” refers to the State’s fiscal year beginning July 1, 2008 and ending June 30, 2009.

The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund.

The State’s undesignated General Fund balance was $462 million for Fiscal Year 2006 and $1,217 million for Fiscal Year 2007. For Fiscal Year 2008 and Fiscal Year 2009, the balance in the undesignated General Fund was $1,410 million and is estimated at $470 million, respectively.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

New Jersey’s economy weakened significantly in 2008. Payroll employment decreased at an average annual rate of -0.5% in 2008 after growing very slowly at an average annual rate of 0.2% in 2007. The New Jersey Department of Labor and Workforce Development’s 2008 benchmarked data reflects the deterioration in the employment conditions in the State. Payroll employment decreased by 85,700 jobs (-2.1%) between December 2007 and December 2008. The State’s level of employment in February 2009 of 3.968 million remained below the 4.0 million mark for the second time since December 2008. Previously, the State’s level of employment had been above the 4.0 million mark for fifty-four consecutive months.

New Jersey’ payroll employment declined by 3.0% (-121,700 jobs) in February 2009, compared to February 2008. Most of the job losses were in professional and business services (-42,700 jobs), manufacturing (-29,600 jobs), trade, transport and utility services (-20,600 jobs), construction (-20,400 jobs) and financial services (-16,700 jobs). Education and health services reported the largest single gain (+13,600 jobs), followed by the public sector which added 1,700 jobs during the same period.

The generally declining labor market conditions have kept the State’s unemployment rate above 5.0% for ten straight months since May 2008. The State’s unemployment rate averaged 5.5% in 2008. The State’s unemployment rate increased to 8.2% in February 2009, and rose above the national unemployment rate of 8.1% in February 2009 for the first time since October 2006.

According to the United States Commerce Department, Bureau of Economic Analysis in a release dated March 24, 2009, the preliminary growth rate for New Jersey’s personal income of 1.8% for the fourth quarter of 2008 came in below the revised growth rate of 3.4% for the third quarter of 2008. Given the general economic recession in the national economy, the average annual growth in personal income for New Jersey is expected to slow down significantly in 2009.

The housing sector is expected to continue to weaken in the months ahead with housing permits in 2008 to stay below 20,000 units, below the 26,000 plus units for 2007 and well below the peak of 39,000 units in 2005. Vehicle registrations declined in calendar year 2008 by 15.3%, following a 4.3% decline in 2007. New vehicle registrations for the fiscal year through February 2009, have declined 23.3% percent as compared to a year ago. New vehicle registrations are projected to remain below the 500,000 level in 2009 and 2010.

New Jersey and the nation are expected to continue to experience further deterioration in near-term economic growth in 2009. According to the Beige Book on economic performance released by the Federal Reserve Board on March 4, 2009, the Federal Reserve Board stated that economic conditions continued to deteriorate through February 2009 and indicated that a turnaround in the national economy is not expected until late 2009 or early 2010. The latest New Jersey economic forecasts from Global Insight, Moody’s Economy.com and Rutgers University expect recessionary conditions to continue through 2009, with credit still tight and financial markets in continued turmoil.

New Jersey’s economy is expected to follow the national trend in 2009. Employment is projected to decrease by an approximately 3.0% average annual rate in 2009 and a further decrease of 0.3% in 2010. Personal income is expected to contract at a rate of -0.4% in 2009 and improve to a growth rate of approximately 3.0% in 2010. Further weakness in the housing sector is expected in 2009, with the housing sector expected to stabilize in 2010.

Inflation is expected to remain low during the current economic recession and may not be a serious concern until consumer spending revives. The future economic outlook hinges on the success of the federal economic stimulus package and supportive fiscal and monetary policies. Availability of credit, stability in the financial markets and improvements in consumer and business confidence are critical factors for an economic turnaround nationally and in New Jersey.

With the passage of the 2009 federal economic stimulus package along with supportive monetary and fiscal policies, economic growth in the State is expected to stabilize and improve in 2010 and beyond. However, the State and the national may experience further near-term deterioration in growth and the expected pace of economic expansion may decline further if consumers, investors, and businesses become more concerned about the unemployment rate, credit availability, financial market stresses, and geopolitical tensions.

Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recover of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $151,800,000 for tort and medical malpractice claims pending as of June 30, 2008. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed in Superior Court, Chancery Division, Cumberland County on December 9, 1997, on behalf of

17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke, which included, without limitation, sufficient funds to allow the school districts to spend at the average of wealthy suburban school districts, to implement additional programs such as full-day kindergarten, half-day preschool programs for three and four year olds, technology, alternative school, accountability and school-to-work and college transition programs, and to upgrade school facilities. The Buena school districts are seeking to be treated as special needs districts and to receive parity funding with the Abbott school districts as a remedial measure. They also are seeking additional funding as may be necessary to provide an education equivalent to that being provided in the Abbott districts. The State and the plaintiffs entered into a consent order to transfer the matter to the Commissioner of Education (the “Commissioner”) for a hearing. The plaintiffs’ petition was amended to include three more rural districts for a total of 20. On February 24, 2000, the Commissioner decided the State’s final motion to dismiss and ordered that the matter be transmitted to the Office of Administrative Law (“OAL”) for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act (“CEIFA”). Upon transmittal, three districts withdrew from the litigation. On December 29, 2000, the Administrative Law Judge (“ALJ”) rendered a decision finding that all of the petitioning school districts established that they were using CEIFA funding appropriately and recommended that the second part of the hearing process move forward. Subsequently, with a modification as to the standard of review, the Commissioner affirmed the ALJ’s decision. The matter was remanded to the OAL to determine whether educational deficiencies exist in the districts and, if so, whether the deficiencies are linked to the funding formula. On September 26, 2002, the ALJ issued an Initial Decision (the “Initial Decision”), finding that 5 of the 17 petitioning school districts were unable to provide a thorough and efficient education to their students: Salem City, Commercial, Buena Regional, Fairfield and Woodbine. As a remedy, the ALJ recommended full “Abbott” funding for these five districts. On November 9, 2002, the parties submitted written exceptions to the Initial Decision. Of the twelve (12) districts that were unsuccessful in demonstrating a failure to provide a thorough and efficient education to their students and therefore no remedy was proposed by the ALJ, only six filed exceptions that the ALJ was incorrect as to them: Clayton, Egg Harbor City, Lakehurst, Lawrence, Maurice River and Lakewood.

Following a review of the Initial Decision, exceptions and record, the Commissioner, on February 10, 2003, adopted in part and rejected in part the Initial Decision. The Commissioner rejected the finding that Buena Regional, Commercial, Fairfield and Woodbine met the standard for “special needs district” status. The Commissioner adopted the finding that Salem City met the standard for special needs status and recommended to the Legislature that Salem be included within CEIFA’s definition of an “Abbott District.” Additionally, the Commissioner adopted the finding that the other twelve petitioning districts did not demonstrate that CEIFA is insufficient to enable them to provide a thorough and efficient education to their students. On March 6, 2003, the districts of Buena Regional, Clayton, Commercial, Egg Harbor, Fairfield, Lakehurst, Lakewood, Lawrence, Maurice River, and Woodbine appealed the decision of the Commissioner to the State Board of Education. On July 2, 2003, the districts of Commercial and Maurice River withdrew their appeals.

On June 15, 2005, the Legal Committee of the State Board of Education (“Legal Committee”) issued a report (“Initial Report”) to the parties. The Initial Report found that the current methods of funding school districts in the State are ineffective and cause disparities. Moreover, the Initial Report found that the appealing school districts in this litigation and those school districts in this litigation which did not pursue an appeal are entitled to relief. The Initial Report directs the Commissioner to undertake a Statewide study of components necessary for a thorough and efficient education and for the Commissioner to conduct individual school district needs assessments for all of the original school districts in this litigation. The Department of Education (the “Department”) filed exceptions to this Initial Report on July 25, 2005. On September 26, 2005, the Department received a revised report from the Legal Committee which came virtually to the same conclusions as the Initial Report. The Department filed exceptions to the revised report. On January 4, 2006, the State Board of Education adopted the revised report, with slight modifications, from the Legal Committee, thereby finding CEIFA unconstitutional as applied to the school districts in this litigation. The State Board of Education has directed the Commissioner to design a needs assessment, which is to be performed in each of the school districts participating in this litigation. The Commissioner was directed to submit the proposed design of the needs assessment to the State Board of Education by February 1, 2006. Additionally, the State Board of Education found problems with the method of school funding on a Statewide basis and directed the Commissioner to analyze the current system and provide the State Board of Education with findings and recommendations as to the educational components essential to the establishment of a unified system for public education which meets constitutional goals.

On January 11, 2006, a notice of appeal was filed with the New Jersey Superior Court, Appellate Division on behalf of the plaintiffs. On February 23, 2006, the State filed a motion to dismiss the appeal as to all parties except Buena Regional, Clayton, Egg Harbor City, Fairfield, Lakehurst, Lakewood, Lawrence and Woodbine. On March 28, 2006, the Appellate Division granted the State’s motion to dismiss (“March 28th Order”). The plaintiffs filed a motion for reconsideration of the Appellate Division’s March 28th Order on March 31, 2006. On April 17, 2006, the plaintiff’s motion for reconsideration was denied. On January 29, 2007, the plaintiffs filed with the New Jersey Supreme Court (the “Supreme Court”) a notice of motion for certification of appeal pending unheard in the Appellate Division. On that date, plaintiffs also filed with the Appellate Division a motion to accelerate the appeal. By order filed on February 21, 2007, the Supreme Court denied the plaintiffs’ motion for certification of appeal pending unheard in the Appellate Division. By order filed on February 21, 2007, the Appellate Division denied the plaintiffs’ motion to accelerate the appeal. Oral arguments were heard by the Appellate Division on December 3, 2007. On March 14, 2008, the Appellate Division affirmed the decision of the State Board of Education. The Appellate Division ordered the Commissioner to complete the needs assessment within six months, and, based on that needs assessment, determine whether the remedial measures in the School Funding Reform Act of 2008 afford students in the Buena school districts the thorough and efficient education to which they are constitutionally entitled. On September 24, 2008, the Appellate Division granted the Commissioner’s request to extend the time to complete the records assessment until December 31, 2008. The needs assessments were completed by the December 31, 2008 deadline. The Commissioner is currently compiling reports detailing the results of the needs assessments. The State is vigorously defending this matter.

2001-2002 Abbott District Appeals. Several Abbott districts filed administrative petitions of appeal to the Commissioner regarding departmental decisions rendered on approved programs and funding for the 2001-2002 school year. Four districts (Elizabeth, Neptune, Passaic and Pemberton) filed appeals of decisions on the early childhood program plans. Each of the districts asked that their programs be approved as originally requested. These appeals were amicably resolved. Additionally, four districts (Elizabeth, Gloucester City, Neptune and Passaic) filed appeals on behalf of each of the schools in their districts challenging the Department’s determinations on each school’s Whole School Reform Plan/School-Based Budgets. The matters involving Gloucester City, Neptune and Passaic were amicably resolved. With regard to Elizabeth, upon notice by the district, the initial decisions of the ALJ were not acted upon by the Commissioner and, instead, the matter was dismissed as withdrawn by the district. Also, eleven districts (Asbury Park, Camden, East Orange, Elizabeth, Gloucester City, Neptune, New Brunswick, Passaic, Pemberton, Trenton and Vineland) filed petitions of appeal on the Department’s decisions awarding Additional Abbott v. Burke State aid seeking, in total, over $353 million in additional aid. The districts disagreed with the Department’s findings of budget reallocations, revenues and the final award of Additional Abbott v. Burke State aid. Motions to dismiss in lieu of answers were filed in the Camden, Trenton, Vineland, and New Brunswick matters. The State’s motion to dismiss the Camden petition was granted and the remaining matters were transferred to the OAL for hearing. Amicable resolutions were reached in the Asbury Park, East Orange, Gloucester City, Neptune, New Brunswick, Passaic, Pemberton, Trenton, Vineland and Elizabeth matters. Finally, the Education Law Center (the “ELC”) filed a petition and amended petition challenging the decisions and non-decisions of the Department in this regard on behalf of students in the thirty Abbott districts. Generally, the ELC took issue with the Department’s process and decisions regarding Additional Abbott v. Burke State aid. On August 24, 2001, the State filed a motion for summary decision in lieu of answer and will continue to vigorously defend this appeal.

J.D., J.G., v. Lucille E. Davy, Commissioner of the New Jersey Department of Education. In late January 2007, plaintiffs filed a complaint in the New Jersey Superior Court, Chancery Division, Essex County (the “Court”) for injunctive and declaratory relief striking down provisions of State law, specifically N.J.S.A. 18A:36A-10, .J.S.A. 18A:36A-12 and N.J.A.C. 6A:10A-1.2, that plaintiffs allege unconstitutionally discriminate against children attending Newark public charter schools. The action is styled as a class action for all students currently attending public charter schools in Newark. The complaint further states that the disparity between Abbott funding in Newark’s district schools and the public charter schools in Newark is $9,600 annually per pupil and $37,000 per pupil in facilities funding. By not allowing Newark’s public charter schools access to Abbott funding and State facilities funding, plaintiffs allege the State is violating the Equal Protection Clause of the New Jersey Constitution. The State filed a motion to dismiss the complaint on April 10, 2007. On September 29, 2008, the Chancery Division granted the State’s motion to dismiss the complaint. On November 13, 2008, the plaintiffs filed a notice of appeal with the Appellate Division. Upon the filing of the notice of appeal, the plaintiffs sought a stay of the appeal pending the outcome of Abbott v. Burke (Review of Constitutionality of School Funding Reform Act) remand. The Appellate Division granted the stay. The State is vigorously defending this matter.

Abbott v. Burke (Review of Constitutionality of School Funding Reform Act). On March 17, 2008, the State moved before the New Jersey Supreme Court seeking constitutional review of the School Funding Reform Act of 2008 (“SFRA”). The Education Law Center filed an opposition to the State’s motion on both jurisdictional and substantive grounds. While briefing by the primary parties progressed, numerous Abbott districts and other stakeholders sought to participate in the matter. The Court granted amicus status to all movants. Oral argument was held on September 22, 2008.

On November 18, 2008, the Court issued a decision remanding the matter for an expedited hearing before Special Master Peter Doyne, A.J.S.C. The remand proceeding commenced on February 9, 2009, and ended March 3, 2009, with closing summations. Both parties and amici filed post-trial briefs. Additionally, the Court directed that the remedial orders of the Abbott rulings remain in place pending the outcome of the remand proceeding. On March 23, 2009, Judge Peter Doyne, AJSC and Special Master, issued his findings and recommendations. Judge Doyne found the SFRA to be a “well considered, even expansive, formula to allow a thorough and efficient education for all children in the State.” However, Judge Doyne determined that absent a safety net of supplemental funding for at least the first three years, the SFRA is not constitutional as applied to the Abbott districts. The matter now returns to the Supreme Court for consideration. Briefs in response to Judge Doyne’s decision are due April 13, 2009, with replies due April 20, 2009. The Court will hear oral argument by the parties on April 28, 2009.

The State intends to vigorously support the constitutionality of the new school funding formula as applied to the Abbott districts as well as the fact that supplemental funding is no longer necessary under the SFRA. Under the SFRA, the State of New Jersey budgeted more then $8.4 billion for state aid to public schools for the 2008-2009 school year. An adverse ruling by the Supreme Court following the remand proceeding might have an impact on the amount of and allocation of state aid funding for public schools. The State plans to vigorously defend this matter.

Abbott v. Burke (Motion to Enforce Facilities Order). On October 2, 2007, the plaintiffs filed a new motion in aid of litigants’ rights with the New Jersey Supreme Court (the “Supreme Court”) requesting the State be ordered to comply with prior Supreme Court directives to remediate the school facilities deficiencies in the Abbott districts. The plaintiffs argue that the State is in default of its constitutional obligations to fund school facilities construction projects in the Abbott districts. The plaintiffs are requesting that the Supreme Court order the State to secure and provide funding necessary to resume planning, design, construction and other activities to complete approved school construction projects in the Abbott districts, including necessary health and safety repairs, by December 31, 2007. Oral argument was held on January 23, 2008. By order dated February 19, 2008, the court denied the plaintiffs’ motion in light of representations made by the state that the Governor would seek legislation authorizing an increase in the statutory bond limit for Abbott district school facilities construction projects by a minimum of $2.5 billion in February 2008.

Lonegan v. State. On July 28, 2008, a complaint (the “Complaint”) was filed in the Superior Court of New Jersey, Law Division, Bergen County, Docket Number BER-L-5712-08, against the State, the State Treasurer, the New Jersey Economic Development Authority (“NJEDA” and, together with the State and the State Treasurer, the “State Defendants”), the Governor of the State and the Commissioner of the Department of Education claiming that P.L. 2008, c. 39, which amends certain provisions of the Educational Facilities Construction and Financing Act (Chapter 72, §§ 1 through 30 and 57 through 71 of the Laws of New Jersey of 2000), and authorizes the issuance by NJEDA of an additional $3.9 billion of bonds, the debt service on which is payable from State appropriations under a contract between the NJEDA and the State Treasurer (collectively, the “School Construction Bonds”), violates Article VIII, Section 2, paragraph 3 of the New Jersey Constitution, commonly known as the “Debt Limitation Clause.”

The plaintiff previously asserted that the School Construction Bonds were subject to voter referendum pursuant to the Debt Limitation Clause in the cases of Lonegan v. State, 174 N.J. 435 (2002) and Lonegan v. State, 176 N.J. 2 (2003), and the New Jersey Supreme Court ruled in favor of the State Defendants. The Superior Court dismissed the complaint in its entirety, with prejudice on December 8, 2008. The plaintiff filed a notice of appeal in January 2009. The State plans to vigorously defend this matter.

Disability Rights New Jersey v. Jennifer Velez (I). Plaintiff, a non-profit agency designated as New Jersey’s protection and advocacy organization (“DRNJ”) pursuant to 42 U.S.C. § 10801 et seq., filed this action on April 5, 2005. DRNJ filed an amended complaint on May 19, 2005, eliminating the state law claims from its original complaint. The suit alleges that the Department of Human Services (“DHS”) is in violation of Due Process provisions of the United States Constitution; the integration mandate of Americans with Disabilities Act, 42 U.S.C. 12130 et seq., as interpreted by the Supreme Court in Olmstead v. L.C., 527 U.S. 581 (1999); and Section 504 of the federal Rehabilitation Act, 29 U.S.C. §794.

Specifically, DRNJ is seeking to vindicate the rights of all patients in state psychiatric hospitals on Conditional Extension Pending Placement (“CEPP”) status, pursuant to IMO S.L., 94 N.J. 128 (1983)). DRNJ is seeking prospective injunctive relief, specifically an order requiring DHS to promptly take all necessary steps to enable patients on CEPP status to receive services in the most integrated setting appropriate to their needs; monetary penalties, prevailing party costs, disbursements and attorneys’ fees pursuant to 42 U.S.C. § 1988; and an injunction requiring DHS to report to DRNJ on the number and names of CEPP patients and other information as DRNJ may require, on a ongoing basis. The State filed a motion to dismiss the complaint. In its opposition to the motion, DRNJ agreed to strike the portion of the complaint in which it requested a per diem penalty. The remainder of the motion to dismiss was denied by the court on September 30, 2005. The State filed its answer denying liability on all claims asserted by DRNJ on October 13, 2005. In February 2008, DHS issued a written plan, Home to Recovery — CEPP Plan, to develop a system over the next six years that ensures persons placed on CEPP status are placed within six months. At this time, the State estimates its exposure for these claims to be in excess of $20 million per year in increased costs for community placements. The State is vigorously defending this matter.

Disability Rights New Jersey et al. v. Jennifer Velez (II). Plaintiff, DRNJ and two clients of the New Jersey Department of Human Services, Division of Developmental Disabilities (“Department”) filed this action on September 29, 2005. On October 7, 2005, Plaintiff served defendant, Commissioner of Human

Services (“Commissioner”) with a summons complaint and waiver of service. The Plaintiff alleges that the Department is in violation of Title II of the Americans With Disabilities Act (the “ADA”), as interpreted in Olmstead v. L.C., 527 U.S. 581 (1999), Section 504 of the Rehabilitation Act and the Medicaid Act. The Plaintiff is seeking declaratory and prospective injunctive relief, attorneys fees, litigation expenses and other relief. More specifically, the Plaintiff seeks community placements for the people that Plaintiff alleges are in State-operated developmental centers while awaiting community placement. The State filed its answer on December 5, 2005.

On February 1, 2008, the Plaintiff filed an amended complaint, alleging that the Commissioner is in violation of the Fourteenth Amendment of the United States Constitution and the ADA because the Commissioner fails to provide for commitment hearings before a developmentally disabled individual is admitted to a State developmental center and fails to provide for on-going commitment hearings during an individual’s continued residence at a State developmental center. In addition, the Plaintiff seeks injunctive relief requiring that the State conduct hearings on notice and with representation for the developmentally disabled individual prior to admission and annually thereafter. Pursuant to L. 2006, c. 61, on May 21, 2007, the Department submitted to the State Legislature an eight-year plan to make community placements for all people who are assessed to be appropriate for community placement and wish to be so placed. The State filed its answer on June 4, 2007. The State is vigorously defending this matter.

Disability Rights New Jersey v. Jennifer Velez (III). Plaintiff, DRNJ filed suit on April 23, 2008 against the Commissioner of the Department of Human Services seeking relief for individuals who are eligible for services from the New Jersey Department of Human Services, Division of Developmental Disabilities (the “Department”), seeking reformation of the Department’s Home and Community Based Waiver services, which are implemented by the Department pursuant to State and federal law. Part of that cost is borne by the federal government as part of the New Jersey Community Care Waiver, which is part of the State’s Medicaid plan. DRNJ alleges that there are approximately 8,000 developmentally disabled persons on the waiting list for community placements. Although both State law and the Medicaid Act allow waiting lists, DRNJ’s suit, brought under 42 U.S.C.A. § 1983, alleges that the waiver program, as currently utilized, violates Title II of the ADA, Section 504 of the Rehabilitation Act, and Sections 1396a(a)(8) and 1396n(c)(2)(C) and (d)(2)(c) of the Medicaid Act. DRNJ seeks an injunction requiring the State to provide the community services within specified reasonable time frames and to eliminate the waiting list within 3 years, as well as other relief, attorneys’ fees other and costs. The State filed a motion for a more definite statement and to strike portions of the complaint, which motion was granted by the court on September 9, 2008. DRNJ filed an amended complaint on September 26, 2008. The State filed a motion to dismiss the complaint on December 31, 2008. The State is vigorously defending this matter.

East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint in Superior Court, Law Division, on December 8, 1992, after the Department of Environmental Protection (“DEP”) denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that DEP could avoid liability by approving development on the property under Section 22(b) of the Freshwater Wetlands Protection Act. In addition, the Appellate Division remanded the case for a determination of whether the “property” also included 100 acres previously developed by the plaintiff’s principals. On remand from the Appellate Division, the trial court ruled on October 8, 1999 that the “property” did not include the 100 acres previously developed, and that DEP could not approve development of the 80 remaining acres without first adopting rules. Since DEP had not adopted rules, the trial court held that DEP’s development offer of 64 homes on the 80 acres was ineffective and DEP was liable for a taking of the property. The State filed an appeal of the trial court’s decision and East Cape May Associates filed a cross-appeal. Oral argument was held on May 14, 2001. On July 25,

2001, the Appellate Division affirmed the trial court’s decision, and found that before DEP could approve limited development to avoid a taking, it was required to adopt rules. The Appellate Division remanded the case for such rule-making, the making of a development offer under the rules, and a determination by the trial court as to whether the new offer complies with the rules and avoids a taking. East Cape May Associates petitioned the New Jersey Supreme Court for certification of this decision, which was denied. Upon remand from the Appellate Division, DEP promulgated regulations to implement Section 22(b), which took effect on January 22, 2002 and is now implementing those rules. The case remains on remand pending DEP’s full implementation of the regulations. In July 2003, the trial judge referred the case to mediation and appointed former Justice Daniel O’Hern as mediator. On February 17, 2005, mediator Justice O’Hern advised the trial court that mediation had concluded without agreement. A settlement was tentatively reached in January 2008, but the parties were not able to satisfy various settlement contingencies. The parties are in the process of reaching a tentative resolution to this matter which accommodates the concerns of all involved, including the municipality and the American Littoral Society, the environmental amicus. DEP is moving forward to prepare its settlement analysis prior to public comment. The State is vigorously defending this matter.

FiberMark North America, Inc. v. State of New Jersey, Department of Environmental Protection. This lawsuit was filed in Superior Court, Law Division, Hunterdon County on May 27, 2008 by FiberMark North America, Inc. (“FiberMark”) as owner of the Warren Glen waste water treatment facility (“Warren Glen”) in Hunterdon County. FiberMark’s complaint asserts claims against DEP under the New Jersey Eminent Domain Act, N.J.S.A. 20:3-1 et seq., Article 1, Paragraph 20 of the State Constitution and the 5th and 14th Amendments of the United States Constitution, and for trespass, private nuisance, negligence and dangerous condition under the New Jersey Tort Claims Act, N.J.S.A. 59:1-1 et seq. Specifically, FiberMark alleges that DEP is responsible for unpermitted discharges of landfill pollutants into FiberMark’s waste water treatment lagoon #1 at Warren Glen from a neighboring landfill. FiberMark also claims that it has suffered damages due to incurred maintenance costs for Warren Glen, taxes, utility fees, license fees and operating fees and costs associated with Warren Glen, costs to operate the wastewater treatment system for Warren Glen, costs associated with delay in the clean-up of Warren Glen under the ISRA statutes, consulting and legal fees, and other costs resulting from being unable to cease operations and to decommission and sell Warren Glen.

FiberMark claims it is the successor to a 1991 landfill agreement (“1991 Agreement”), by which FiberMark was obligated to receive and treat leachate from the neighboring landfill in FiberMark’s waste water treatment lagoons before discharge into the Musconetcong River. FiberMark claims that as part of a voluntary Chapter 11 bankruptcy petition for reorganization filed in the State of Vermont, the bankruptcy court granted FiberMark’s motion to reject the 1991 Agreement on June 23, 2005. FiberMark claims it has had no responsibility to treat the leachate from the neighboring landfill since that date and has suffered damages from DEP’s alleged illegal discharges of leachate onto Warren Glen, but that DEP forced FiberMark to continue treating leachate discharged from the neighboring landfill from March 2006 through September 13, 2007. In April 2007, DEP successfully rerouted the leachate so that it no longer runs onto Warren Glen and is permanently enjoined, on a prospective basis, from allowing leachate to run onto Warren Glen pursuant to a partial consent judgment entered into by the parties on September 12, 2007 in a related case, FiberMark North America Inc. v. Jackson, previously filed in the United States District Court. The State filed its answer to FiberMark’s complaint filed in State court on June 23, 2008. The trial on this matter began on May 4, 2009. At the conclusion of FiberMark’s presentation of its case on May 7, 2009, DEP moved to dismiss the matter. The court granted DEP’s motion to dismiss. FiberMark has indicated that it will file a notice of appeal. The State will vigorously defend this matter.

New Jersey Department of Environmental Protection et al. v. Occidental Chemical Corporation, et al. In December 2005, the New Jersey Department of Environmental Protection (“NJDEP”), the Commissioner of NJDEP, and the Administrator of the New Jersey Spill Compensation Fund (collectively, “Plaintiffs”) filed suit in the Superior Court, Law Division, Essex County against Occidental Chemical Corporation

(“Occidental”), Maxus Energy Corporation (“Maxus”), Tierra Solutions, Inc. (“Tierra”), Repsol YPF, S.A., YPF, S.A., YPF Holdings, Inc. and CLH Holdings, Inc. seeking costs and damages relating to the discharge of dioxin into the Passaic River and its environs by Diamond Shamrock Corporation, a predecessor of defendant Occidental. In November 2008, Maxus and Tierra filed counterclaims against the Plaintiffs seeking, among other things, (a) contribution under the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 to -23.24 (the “Spill Act”), for an equitable share of any Passaic River cleanup and removal costs and damages for which Maxus and Tierra may be found liable, (b) claims under the Environmental Rights Act, N.J.S.A. 2A:35A-1 to 35A-14, and an injunction against the issuance of permits issued in violation of N.J.S.A. 58:14-7 and -8; (c) the abatement of discharges of untreated or inadequately treated wastewater in the Newark Bay Complex; the abatement of pollution sources from outside the Newark Bay Complex; and an order removing NJDEP as trustee for natural resources within the Newark Bay Complex, (d) a judgment finding NJDEP liable for aiding and abetting discharges of polluting matter into the Passaic River, and an injunction prohibiting NJDEP from permitting or condoning the further discharge of polluting matter into the Passaic River or its tributaries, (e) the reduction or extinction of any judgment rendered against Maxus and Tierra under the doctrine of recoupment, (f) a judgment that NJDEP is liable for public nuisance in the event that all or part of the Newark Bay Complex is determined to be a public nuisance; an order imposing on the Plaintiffs’ an equitable share of any relief the court might order on the Plaintiffs’ public nuisance claims, (g) an order setting off the Plaintiffs’ share of liability for discharges of hazardous substances into the Newark Bay Complex and an order setting off any benefits that the Plaintiffs’ have received from activities that contaminated the Newark Bay Complex against any liability that Maxus and Tierra may have, and (h) contribution for a proportionate share of cleanup and removal costs, damages or other losses for which Maxus and Tierra may be held liable or that they have incurred or may incur for the Newark Bay Complex. In February 2009, Maxus and Tierra filed third party complaints against the State, the Department of Agriculture and the Department of Transportation (“NJDOT”) seeking contribution from each of these third party defendants. With respect to NJDOT, Maxus and Tierra allege that hazardous substances were discharged into the Newark Bay Complex from the Kearny Oil Lake Site while NJDOT owned and operated that site and that NJDOT is a dischargee under the Spill Act. The State is vigorously defending this matter.

New Jersey Education Association et al. v. State of New Jersey et al. This matter was filed in the New Jersey Superior Court, Law Division, Mercer County. Plaintiffs’ third amended complaint alleges that the State violated various constitutional provisions, statutes and common law by failing to fund the Teachers’ Pension and Annuity Fund (“TPAF”) in the amount and manner prescribed by law while increasing the contribution paid by employees who participate in the fund from 3% to 5%. In particular, plaintiffs allege that the Treasurer failed to submit to the Legislature a request for the monies certified by the TPAF’s actuary to be necessary to fund the State’s contribution to the TPAF for Fiscal Years 2004 through 2007 and that the State Legislature failed to properly fund the TPAF as required by law and required the local school boards to increase the employees’ contributions from 3% to 5% in violation of applicable law.

Plaintiffs are seeking a judgment declaring that defendants’ failure to “properly and adequately fund” the TPAF violates various constitutional and statutory provisions, including provisions of the Internal Revenue Code of 1986. In their complaint, plaintiffs ask that the defendants be directed to make a payment into the TPAF or in the alternative, that the employees’ contribution be maintained at 3% and not increased. In addition, plaintiffs are seeking attorneys fees, disbursements and costs pursuant to 42 U.S.C. § 188 or any other legal basis.

On April 28, 2004, the State moved to dismiss the complaint for failure to state a claim upon which relief can be granted. Oral argument on the motion was held on June 11, 2004. On July 15, 2004, the court issued its decision granting the State’s motion to dismiss as to claims of violation of the constitutional principles of uniformity and fairness in taxation, violation of the Internal Revenue Code of 1986 and N.J.S.A. 43:3C-9.1, and breach of promissory estoppel. The court denied the State’s motion on the other claims. On or about June 28, 2004, the plaintiffs filed an amended complaint which included allegations of underfunding the TPAF for the Fiscal Year 2005 and which sought an additional payment of $675 million into the TPAF. On November 23, 2004, the State moved to dismiss the amended complaint which motion was denied. The State then moved for leave to appeal to the Appellate Division seeking review of the court’s denial of the State’s motion to dismiss. On January 13, 2005, the Appellate Division denied the State’s motion. On February 2, 2005, the State moved for leave to appeal to the Supreme Court of New Jersey seeking review of the court’s order declining to dismiss the amended complaint against the State. By order dated September 12, 2005, the Supreme Court denied the State’s motion for leave to appeal. On April 2, 2008, the trial court held that the plaintiffs had failed to prove a substantial impairment of a contractual right and dismissed the complaint in its entirety. On May 22, 2008, the plaintiffs filed a notice of appeal. The parties have filed their briefs with the Appellate Division. The Appellate Division has not yet issued a scheduling order or set a date for oral argument. The State is vigorously defending this matter.

Professional Firefighters Association of New Jersey et al. v. State of New Jersey et al. This matter was filed in the New Jersey Superior Court, Law Division, Mercer County, on October 4, 2005 and was served on the State on October 20, 2005. The plaintiffs’ complaint alleges that the State violated various constitutional provisions (federal and State), statutes and common law by failing to fund the Police and Firemen’s Retirement System (“PFRS”) for Fiscal Year 2004 and Fiscal Year 2005 in the amount required by law. The plaintiffs also challenge the constitutionality of P.L. 2003, c. 108, which reduces the PFRS contributions required of local employers for Fiscal Year 2004 through Fiscal Year 2007. In addition to a judgment declaring that the defendants’ failure to properly and adequately fund PFRS in Fiscal Year 2004 and Fiscal Year 2005 violates various constitutional provisions, statutes and common law, the plaintiffs seek an order requiring the State “to make a payment to PFRS for FY2004 and FY2005 to properly fund the PFRS, in accordance with fiscally responsible actuarial calculations.” On January 26, 2007, the court heard arguments on motions made by the State to dismiss the complaint. On March 13, 2007, the court granted the State’s motion to dismiss three counts of the seven count complaint and to merge the other counts. The only count before the court is the plaintiffs’ claim that the State’s funding decisions constitute an unconstitutional impairment of contract. Discovery in the case is in progress. The plaintiffs filed a motion for summary judgment in August 2008. The State filed a cross-motion for summary judgment to dismiss the complaint, or in the alternative, a stay of the proceedings pending resolution of the New Jersey Education Association et al. v. State of New Jersey et al. matter. Oral argument on the summary judgment motions is scheduled for April 24, 2009. The State is vigorously defending this matter.

AMEC Civil, LLC v. State of New Jersey, Department of Transportation (MON-L-003174-03), (MON-L-004675-03) and (MON-L-3671-04). These matters were filed in the Law Division of the Superior Court of New Jersey in Monmouth County in 2003 and 2004. They involve claims against the New Jersey Department of Transportation (“DOT”) arising from a construction contract involving the N.J. Route 35 Shark River Bridge Replacement in Belmar, New Jersey. Plaintiff alleges that DOT breached the contract on various grounds including, without limitation, the DOT placed limitations on plaintiff’s work hours and work days in the river channel; the DOT gave instructions to plaintiff during a beam erection which resulted in an accident; the project was defectively designed so that it could not be constructed as designed; the DOT failed to disclose access problems and differing site conditions; the DOT failed to obtain permits and utility relocations; and the DOT is generally responsible for a host of delay-causing issues resulting in significant alleged damages to the plaintiff. By order of the court dated December 15, 2004, all three matters were consolidated for all purposes. On March 18, 2005, cross-motions for summary judgment on the issues concerning access to the river channel were denied by the court. The discovery period ended on May 9, 2007. In June 2007, the parties took part in mediation in an effort to settle the litigation. Such efforts were unsuccessful. Motions for summary judgment were filed on October 1, 2007. On May 22, 2008, the motions for summary judgment were argued. With one exception (pre-judgment interest), all motions and cross-motions for summary judgment were decided in favor of DOT on December 16, 2008. The plaintiff has filed a motion for reconsideration and other in-limine motions. No trial date has yet been set. The State is vigorously defending these matters.

Railroad Construction Company, Inc. v. State of New Jersey, Department of Transportation. Railroad Construction Corporation, Inc. (“RCC”) filed a complaint on April 21, 2009, in the Superior Court, Law Division, Hunterdon County against the New Jersey Department of Transportation (“DOT”) alleging claims of approximately $47.4 million by RCC against DOT arising from a construction contract. The construction contract was for the construction of weigh stations and commercial vehicle inspection stations with complex weighing/monitoring and signaling systems to monitor truck traffic located in either direction of Route 78, at Exit 6 off of Route 78 in Greenwich Township, Warren County. Additionally, the commercial vehicle inspection station on the eastbound side was expanded for use by the New Jersey State Police to provide offices, a break room and a jail cell. Associated roadway improvements constructed include 15 sign structures, lighting, drainage, reconstruction of two bridges, and removal and replacement of a third bridge. The old weigh station at Exit 3 eastbound was demolished. RCC alleges that DOT breached its contract on various grounds, including, but not limited to: unanticipated rock removal; unusual weather conditions; errors in the construction documents; changes in the character of the work; additional work; inaccurate plans to perform milling and paving; acceleration required by DOT; State shutdown during the summer of 2006; JCP&L utility strike; lane occupancy charges; and subcontractor issues. Completion of the project occurred in summer 2008, but the project closeout is not yet fully complete. The State will vigorously defend this matter.

Twenty First Century Rail Corporation v. New Jersey Transit Corporation. In December 2008, Twenty First Century Rail Corporation (“TFC”) filed claims against the New Jersey Transit Corporation (“NJ Transit”) concerning the construction by TFC of a major portion of the second phase of NJ Transit’s Hudson Bergen Light Rail Transit Project (“HBLRT”). TFC is the prime contractor on the long-term design, construction and operation of the HBLRT. Although the entire project was bid out by NJ Transit as a design/build/operate/maintain contract to be constructed in several major phases, one portion of the second phase was designed in its entirety by NJ Transit’s design consultant firm, Parsons, Brinkerhoff, Quade & Douglass (the “Design Consultant”), for construction by TFC (the “N-30 Tunnel Contract”). The N-30 Tunnel Contract involved the enlargement and rehabilitation of the existing Weehawken Tunnel under the Palisades, the construction of a new street-level station to be connected to the Weehawken Tunnel by an elevator system, and the installation of necessary light rail tracks, signals and communications. The contract with TFC required it to subcontract out the work after soliciting competitive bids. The subcontract was issued by TFC to a joint venture of Frontier-Kemper Constructors, J.F. Shea Construction and Beton-Und Monierbau (collectively, “Frontier-Kemper”). TFC and Frontier-Kemper claim that substantial design errors and omissions by NJ Transit’s Design Consultant led to significant delays on the N-30 Tunnel Contract by Frontier-Kemper, resulting in substantial damages to TFC and Frontier-Kemper. TFC has also asserted claims for breach of contract and breach of the covenant of good faith and fair dealing. TFC and Frontier-Kemper have also asserted claims of unjust enrichment/quantum meruit against NJ Transit and claims for negligence and negligent misrepresentation against the Design Consultant. In March 2009, NJ Transit filed an answer to TFC’s complaint, counterclaims and cross-claims against TFC and Frontier-Kemper and a motion for summary judgment. In March 2009, the Design Consultant filed cross-claims against NJ Transit and a third party complaint against other parties involved in the matter. The State is vigorously defending this matter.

Horizon Blue Cross Blue Shield of New Jersey v. The State of New Jersey et als. The New Jersey Legislature amended the insurance premiums tax to remove the availability of the insurance premiums tax “cap” for health service corporations. The Legislature projected that the amendment would have a positive revenue effect of approximately $40 million annually. On July 6, 2005, Horizon Blue Cross Blue Shield of New Jersey (“Horizon”) filed a complaint in the Superior Court of New Jersey, Chancery Division, Essex County, contesting this tax amendment and seeking (i) a declaration that the statute is unconstitutional; (ii) to restrain and enjoin the State from collecting the tax; and (iii) other relief. Horizon asserts numerous Federal and State constitutional claims regarding the amendment, including violations of due process, equal protection, special legislation, retroactivity, the takings clause, and the attainder clause, and unauthorized state action under 42 U.S.C. Sec. 1983. The State filed an answer and a motion to transfer the matter to the Tax Court of New Jersey, on August 9, 2005, respectively. On October 28, 2005, the court granted the State’s motion to transfer this matter to the Tax Court of New Jersey.

On February 9, 2006, Horizon filed an order to show cause seeking injunctive relief against enforcement by the State of the amendment. On February 21, 2006, the State filed its opposition to the order to show cause and also filed a cross motion to dismiss Horizon’s Section 1983 and takings clause claims. On February 22, 2006, the Tax Court denied Horizon’s request for injunctive relief, agreeing with the State that the payment of the insurance premium tax pursuant to the amendment did not cause irreparable harm to Horizon. The Tax Court also, on February 22, 2006, denied the State’s cross motion. On May 4, 2006, the State filed a motion to dismiss Horizon’s Section 1983 claim for failure to state a claim. On May 26, 2006, in response to the State’s motion to dismiss Horizon’s Section 1983 claim, Horizon filed a cross motion to compel discovery; which cross motion has been subsequently withdrawn. On June 9, 2006, the Tax Court dismissed Horizon’s Section 1983 claim. On February 2, 2009, Horizon filed a motion for summary judgment. The State filed their opposition and a cross-motion to Horizon’s motion for summary judgment on March 30, 2009. The State is vigorously defending this matter.

Oracle International Corporation v. Director, Division of Taxation On or about March 25, 2009, Oracle International Corporation (“Oracle”) filed a complaint contesting the New Jersey Department of the Treasury, Division of Taxation’s (“Division”) December 17, 2008, Notice of Assessment Relating to Final Audit Determination, imposing Corporation Business Tax for the audit period June 1, 2001, through May 31, 2007. Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds, including the claim that the State’s throw out rule under N.J.S.A. 54:10A-6(b) is facially invalid and unconstitutional as applied under the State and federal constitutions. The State intends to vigorously defend this matter.

New Jersey Self-Storage Association, etc., et al. v. Jon Corzine, et al. (II) On or about January 12, 2007, the New Jersey Self-Storage Association (the “Plaintiff”) field a complaint in the New Jersey Superior, Chancery Division, Monmouth County. The Plaintiff seeks a declaration under N.J.S.A. 2A:16-50 that the enactment of the new seven (7) percent sales tax on self-storage receipts violates several Federal and State constitutional provisions including, violations of due process and equal protection, the takings clause, the special legislation clause and the uniformity clause. On March 5, 2007, the State filed a motion (in lieu of an answer) to dismiss the complaint, or in the alternative, to transfer this matter to the Tax Court of New Jersey. On April 24, 2007, the Court granted the State’s motion to transfer this matter to the Tax Court of New Jersey. In December 2007, the plaintiff filed a motion for summary judgment. On February 19, 2008, the State filed its brief in opposition to the plaintiff’s motion for summary judgment and cross-moved for summary judgment. Arguments on the matter were held on May 23, 2008. On June 25, 2008, the Tax Court ruled in favor of the State denying the plaintiff’s motion for summary judgment and granted the State’s cross-motion for summary judgment dismissing four of the plaintiff’s five Federal and State constitutional claims. The plaintiff advised the Tax Court on July 25, 2008, that the plaintiff would not pursue their remaining Federal and State constitutional claim based on the takings clause. The Plaintiff filed a notice of appeal on August 22, 2008 with the Appellate Division. On November 26, 2008, the Plaintiff withdrew its appeal.

Lukens v. State of New Jersey. This suit was filed on December 16, 2008 in the Superior Court, Law Division, Atlantic County by Charles Lukens, Doris Mann Lukens and Liberty & Prosperity 1776, Inc. (the “Plaintiffs”). Plaintiffs seek a declaration that the amendment to the Debt Limitation Clause of the New Jersey Constitution (Article VIII, Sec. 2 , para 3.), specifically to paragraph (b) of Article VIII, Sec. 2, para. 3 of the State Constitution adopted as Senate Concurrent Resolution No. 39 by the State Legislature and approved by the voters at the general election on November 4, 2008, is unconstitutional. The Plaintiffs claim that the ballot question and the interpretative statement were defective. On February 23, 2009, by order of the court, venue for this matter was changed to the Superior Court, Law Division, Mercer County. The State intends to vigorously defend this matter.

Currently, Standard & Poor’s a division of McGraw Hill Companies, Inc., rates the State of New Jersey’s general obligation bonds AA. Moody’s Investor’s Service, Inc. and Fitch, Inc. rate the State of New Jersey’s general obligation bonds Aa3 and AA-, respectively.

ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Many factors affect the financial condition of the Commonwealth of Pennsylvania (sometimes referred to herein as the “Commonwealth”) and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing or laws with respect to tax-exempt financing.

The Commonwealth utilizes the fund method of accounting. Over 150 funds have been established and currently exist for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. Tax revenues constitute approximately 99.1 percent of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the personal income tax, the sales tax, the corporate net income tax, and the capital stock and franchise tax. Together these four taxes produce nearly 82 percent of General Fund tax revenues.

The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.038 billion to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund. Balances in the Budget Stabilization Reserve Fund may be used to alleviate emergencies threatening the health, safety or welfare of the Commonwealth’s citizens or to offset unanticipated revenue shortfalls due to economic downturns. Income to the fund is provided by the transfer of a legislatively determined portion of the General Fund budgetary basis unappropriated surplus at the close of a fiscal year, by investment income of the fund, and by specific appropriation from other available funds by the General Assembly.

The Budget Stabilization Reserve Fund is intended to accumulate a balance equal to 6 percent of General Fund revenues. Beginning with fiscal year 2003, 25 percent of any fiscal year-end surplus is to be deposited into the Budget Stabilization Reserve Fund. When the Budget Stabilization Reserve Fund balance reaches or exceeds a level equal to 6 percent of General Fund revenues, the proportion of the General Fund’s fiscal year-end balance to be transferred to the Budget Stabilization Reserve Fund is to be lowered from 25 percent to 10 percent.

Further, as of August 2009, the Commonwealth maintains balances in various funds and accounts, including the Budget Stabilization Reserve Fund, totaling approximately 8.5 percent of the Commonwealth’s annual operating costs. These additional funds may become available through either executive or legislative action to address unforeseen budgetary stresses that could occur. Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process.

Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are unspent are returned to the Budget Stabilization Reserve Fund.

Recent Developments

The national economic recession has adversely affected the Commonwealth’s revenue receipts during fiscal year 2009. General Fund revenue collections declined 8.6 percent on a year-over-year basis during fiscal year 2009 with final collections $3,254.6 million or 11.3 percent below estimate. In response to declining revenue collections in fiscal year 2009, the Commonwealth implemented a number of steps to reduce expenditures during fiscal year 2009. First, the Commonwealth implemented three rounds of budget cuts or “freezes,” which reduced the ability of agencies to spend funds appropriated during fiscal year 2009. Total budget cuts of $505 million, or approximately 4.25 percent, were implemented during fiscal year 2009 in agencies under the Governor’s jurisdiction. Additionally, the Commonwealth implemented a general hiring freeze to reduce costs, it restricted out-of-state travel, it banned the purchase of new and replacement vehicles and reduced the size of the state fleet by 1,000 vehicles. Fiscal year 2009 and 2010 salaries for management and non-union employees were frozen at current levels. A total of $634.2 million in appropriations were lapsed in fiscal year 2009. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance decreased to -$2,742.6 million, including the beginning balance from the prior year of operations.

Through August and much of September 2009, the General Assembly continued to debate the fiscal year 2010 General Fund budget, and as of such periods, the General Assembly had not enacted a complete fiscal year 2010 budget for the General Fund. However, on August 5, 2009, the Governor signed into law a “bridge budget,” Act 1A, which provides $11 billion of appropriations towards the operation of critical public health and safety services and to fund general government operations for the Commonwealth. The bridge budget provides for the full fiscal year 2010 funding for (i) essential general government operations, including the payment of wages and salaries to most Commonwealth employees; (ii) the payment of general obligation debt service; (iii) the payment of appropriation and/or lease-supported debt of the Commonwealth; (iv) the incarceration of convicted offenders within state correctional institutions; (v) the provision of state police services, and; (vi) certain mandated costs for the provision of health and welfare programs. As of the date of the printing of this document, it has been reported that a tentative agreement has been reached on a $27.9 billion budget agreement for fiscal 2010 and that under the proposed agreement, the state would spend less than it did in last year’s budget but provide a $300 million increase to public schools. The proposal is reported to be balanced without an increase in broad-based taxes but would raise taxes on cigarettes and businesses and extend the state’s 6 percent sales tax to concerts, plays and other live entertainment events. Other revenue would reportedly come from the introduction of table games at state casinos and an amnesty program for tax delinquents.

Recent Financial Results

During the five-year period from fiscal year 2004 through fiscal year 2008, total revenues and other sources increased by an average of 3.2 percent annually. Tax revenues during this same period increased by an annual average of 5.6 percent with a portion of the average annual growth rate attributable to various tax rate and base changes enacted over the same period. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds have continued to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2004 through 2008 rose at an average annual rate of 3.9 percent. The fund balance at June 30, 2008 totaled $2,974.1 million, a decrease of $396.8 million from the balance at June 30, 2007. The fiscal year 2008 year-end unreserved-undesignated portion of the fund balance was $9.6 million, $359.0 million below the amount recorded for fiscal year 2007 at years end.

Fiscal Year 2007

Continued weakness in the housing sector and escalating oil prices were two of the main factors that resulted in slower growth of the national economy during fiscal year 2007. Growth in real gross domestic product (GDP) finished at 2.5 percent for the fiscal year ended June 30, 2007, down from 3.4 percent for the prior fiscal year. Corporate profits, growth in wages and salaries and consumer expenditures were all lower during fiscal year 2007 than in the prior fiscal year. Economic growth proved erratic, at just 0.4% in the first quarter of 2007 before rebounding to reach 4.0% in the second quarter of 2007. Job growth continued during the fiscal year and the unemployment rate continued to drop throughout the fiscal year. Overall, these somewhat conflicting national economic conditions still positively impacted state revenue growth, as revenues exceeded the budget estimate. Additional revenues were used, in part, to replenish portions of reserve funds and to support an increased demand for governmental goods and services, particularly in the area of health care costs.

General Fund revenues of the Commonwealth exceeded the certified estimate by $649.6 million or 2.4 percent during fiscal year 2007. Final Commonwealth General Fund revenues for the fiscal year totaled $27,449.1 million. Total fiscal year 2007 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $27,193.7 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27,007.9 million. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, increased to $707.9 million, including the beginning balance from the prior year of operations. Accordingly, 25 percent of this preliminary balance or $176.9 million was transferred to the Budget Stabilization Reserve Fund. The final fiscal year 2007 unappropriated surplus balance was $530.9 million as of June 30, 2007. Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.8 percent. Fiscal year 2007 revenues (all sources) totaled $27,193.7 million, an increase of $1,492.8 million over fiscal year 2006.

Fiscal year 2007 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $26,298.1 million, an increase of 6.6 percent from fiscal year 2006 expenditures. A total of $105.4 million in appropriations were lapsed in fiscal year 2007, and the fiscal year 2007 budget contained a slightly reduced level of intergovernmental transfers which were utilized to cover a portion of medical assistance costs. Intergovernmental transfers replaced $536.7 million of General Fund medical assistance costs in fiscal year 2007, compared to $735.7 million in fiscal year 2006, a decrease of 27 percent. In addition, approximately $257.7 million in additional funds were appropriated in fiscal year 2007 to fund expenditures normally funded from Commonwealth revenues, an increase from $145.9 million in fiscal year 2006.

For GAAP purposes, the General Fund reported a fund balance of $3,370.9 million, an increase of $401.4 million from the reported $2,969.5 million fund balance at June 30, 2006. On a net basis, total assets increased by $761.3 million to $11,161.5 million. Liabilities increased by $359.9 million to $7,790.6 million largely because of an increase in unearned revenue ($117.2 million) and an increase in accounts payable ($194.1 million). The overall increase in fund balance, $401 million during the fiscal year, was $300 million more than the prior fiscal year increase in fund balance of $101 million.

Fiscal Year 2008

The national economic slowdown and the recession in the housing sector adversely impacted growth in the Commonwealth during fiscal year 2008. Declining home sales and home values, a contraction in available credit from trouble in the financial markets, slightly higher unemployment and lower personal consumption resulted in less growth in fiscal year 2008 revenues than had been projected in the February 2008. Commonwealth revenues still exceeded the certified estimate for fiscal year 2008 by $167.5 million or 0.6 percent. Preliminary estimates from February 2008 projected a revenue surplus of $427 million during fiscal year 2008. Lower than projected revenues from corporate and personal income taxes were responsible for the lower than projected growth.

Final Commonwealth General Fund revenues for the fiscal year totaled $27,928.2 million. Total fiscal year 2008 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources totaled $27,502.9 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27,450.9 million. As a result of Commonwealth financial operations during fiscal year 2008, the preliminary unappropriated surplus balance, prior to the statutorily required transfer to the Budget Stabilization Reserve Fund, totaled $582.9 million. In response to lower-than-projected growth in Commonwealth revenues, the General Assembly approved and the Governor signed into law, a one-year suspension of the 25 percent transfer of a portion of the unappropriated surplus balance to the Budget Stabilization Reserve Fund for fiscal year 2008.

Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 1.3 percent. Fiscal year 2008 revenues (all sources) totaled $27,502.9 million, an increase of $309.2 million over fiscal year 2007. Intergovernmental transfer proceeds decreased $54.5 million, primarily due to the continued phase-out of intergovernmental transfers. Funding from additional sources decreased $115.2 million or 45 percent, primarily due to decreased transfers from other state funds. General Fund revenues grew $478.8 million or 1.7 percent during fiscal year 2008 when measured on a year-over-year basis. Non-tax revenues of the Commonwealth declined by 17 percent during the fiscal year. Reserves for tax refunds in fiscal year 2008 were $1,050 million, an amount equal to the fiscal year 2007 reserves.

Fiscal year 2008 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $27,450.9 million, an increase of 1.6 percent from fiscal year 2007 expenditures. A total of $356.0 million in appropriations were lapsed in fiscal year 2008, and the fiscal year 2008 budget contained a reduced level of intergovernmental transfers which were utilized to cover a portion of medical assistance costs. Intergovernmental transfers replaced $482.2 million of General Fund medical assistance costs in fiscal year 2008, compared to $536.7 million in fiscal year 2007, a decrease of 10.1 percent. In addition, approximately $142.5 million in additional funds were appropriated in fiscal year 2008 to fund expenditures normally funded from Commonwealth revenues, a decrease from $257.7 million in fiscal year 2007. The ending unappropriated balance of $585.3 million for fiscal year 2008 reflects an increase of 9.8 percent from fiscal year 2007.

For GAAP purposes, the General Fund reported a fund balance of $2,974.1 million at June 30, 2008, a decrease of $396.8 million from the reported $3,370.9 million fund balance at June 30, 2007. On a net basis, total assets increased by $1,328.0 million to $12,489.5 million. Liabilities increased by $1,724.8 million to $9,515.4 million largely because of an increase in accounts payable ($720 million) and an increase in securities lending obligations ($706.4 million). The change in fund balance for the General Fund of -$396.8 million for fiscal year 2008 compares with a change in the fund balance of $401.3 million for fiscal year 2007 (a negative change of $797.8 million in the change in fund balance from fiscal year 2007 to fiscal year 2008).

Fiscal Year 2009

The dramatic and adverse effects of the national economic recession negatively impacted the Commonwealth’s economy during fiscal year 2009. The fiscal year 2009 budget was based upon an economic assumption that economic growth would resume in the second half of the fiscal year, reaching nearly 2.0 percent annual growth by June 2009. However, the economy did not rebound but rather the contraction in the national economy during each of the four quarters of fiscal year 2009, combined with rising unemployment rates and the turbulent financial markets, negatively impacted the Commonwealth’s revenues and receipts. General Fund revenues of the Commonwealth were below the certified estimate by $3,254.6 million or 11.3 percent during fiscal year 2009. Final Commonwealth General Fund revenues for the fiscal year totaled $25,529.8 million. Total fiscal year 2009 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $24,747.6 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $28,075.5 million. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance decreased to -$2,742.6 million, including the beginning balance from the prior year of operations.

Revenues available to the Commonwealth, net of reserves for tax refunds and including intergovernmental transfers and additional sources, decreased 10.1 percent. Fiscal year 2009 revenues (all sources) totaled $24,747.6 million, a decrease of $2,781.7 million over fiscal year 2008. Intergovernmental transfer proceeds decreased $65.8 million or 12.9 percent, primarily due to the continued phase-out of intergovernmental transfers. Funding from additional sources decreased $142.5 million or 100 percent, primarily due to the elimination of transfers from other state funds. General Fund revenues declined $2,398.3 million or 8.6 percent during fiscal year 2009 when measured on a year-over-year basis. Tax receipts were below estimate in all areas. Non-tax revenues of the Commonwealth were 68.3 percent below the fiscal year 2009 estimate, led by realized losses on the investment of Commonwealth funds. Reserves for tax refunds in fiscal year 2009 were $1,225 million, an increase of 16.7 percent from the fiscal year 2008 reserves.

In response to declining revenue collections in fiscal year 2009, the Commonwealth implemented a number of steps to reduce expenditures during fiscal year 2009. First, the Commonwealth implemented three rounds of budget cuts or “freezes,” which reduced the ability of agencies to spend funds appropriated during fiscal year 2009. Total budget cuts of $505 million, or approximately 4.25 percent, were implemented during fiscal year 2009 in agencies under the Governor’s jurisdiction. Additionally, the Commonwealth implemented a general hiring freeze to reduce costs, it restricted out-of-state travel, it banned the purchase of new and replacement vehicles and reduced the size of the state fleet by 1,000 vehicles. Fiscal year 2009 and 2010 salaries for management and non-union employees were frozen at current levels. As result, a total of $634.2 million in appropriations were lapsed in fiscal year 2009.

Fiscal year 2009 appropriations from Commonwealth revenues, net of appropriation lapses, totaled $27,796.6 million, an increase of 1.3 percent from fiscal year 2008 expenditures and the fiscal year 2009 budget contained a slightly reduced level of intergovernmental transfers which were utilized to cover a portion of medical assistance costs. Intergovernmental transfers replaced $442.8 million of General Fund medical assistance costs in fiscal year 2009, compared to $508.6 million in fiscal year 2008, a decrease of 12.9 percent. The ending unappropriated balance was -$2,742.6 million for fiscal year 2009. The Governor’s proposed fiscal year 2010 budget includes a plan to address a portion the fiscal year 2009 shortfall through the various actions. Additional actions to address the fiscal year 2009 shortfall will likely be addressed as part of the fiscal year 2010 budget enactment process.

The Commonwealth has also undertaken a number of management and productivity improvement efforts since 2003 that have resulted in a recurring annual savings of an estimated $1.75 billion in fiscal year 2009.

Fiscal Year 2010 Budget

As discussed above, through August and much of September 2009, the General Assembly continued to debate the fiscal year 2010 General Fund budget, and as of such periods, the General Assembly had not enacted a complete fiscal year 2010 budget for the General Fund. However, on August 5, 2009, the Governor signed into law a “bridge budget,” Act 1A, which provides $11 billion of appropriations towards the operation of critical public health and safety services and to fund general government operations for the Commonwealth. The bridge budget provides for the full fiscal year 2010 funding for (i) essential general government operations, including the payment of wages and salaries to most Commonwealth employees; (ii) the payment of general obligation debt service; (iii) the payment of appropriation and/or lease-supported debt of the Commonwealth; (iv) the incarceration of convicted offenders within state correctional institutions; (v) the provision of state police services, and; (vi) certain mandated costs for the provision of health and welfare programs.

As of the date of the printing of this document, it has been reported that a tentative agreement has been reached on a $27.9 billion budget agreement for fiscal 2010 and that under the proposed agreement, the state would spend less than it did in last year’s budget but provide a $300 million increase to public schools. The proposal is reported to be balanced without an increase in broad-based taxes but would raise taxes on cigarettes and businesses and extend the state’s 6 percent sales tax to concerts, plays and other live entertainment events. Other revenue would reportedly come from the introduction of table games at state casinos and an amnesty program for tax delinquents.

Other Information

Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth’s business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 5.7 percent in 2003. The resumption of faster economic growth resulted in a decrease in the Commonwealth’s annual unemployment rate to 4.4 percent in 2007. As of July 2009, the Pennsylvania unemployment rate was 8.4 percent and the national unemployment rate for the same period was 9.4 percent.

Nonagricultural employment in Pennsylvania over the ten year period that ended in 2008 increased at an annual rate of 0.4 percent. This compares to a 0.4 percent rate for the Middle Atlantic region and a 0.7 percent rate for the United States as a whole.

The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations. As of June 30, 2009, the Commonwealth had $8,653.7 million of general obligation debt outstanding.

Other state-related obligations include “moral obligations.” Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the “PHFA”), a state-created agency that provides financing for housing for lower and moderate income families. PHFA’s bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund. No deficiency exists currently. According to PHFA, as of June 30, 2009, PHFA had $4,274.1 million of revenue bonds outstanding.

The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

The Commonwealth Financing Authority (the “CFA”), a major component of the Governor’s Economic Stimulus Proposals for the Commonwealth, was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue its limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth but rather the obligations are payable from appropriations of the Commonwealth.

In November 2005, the CFA issued its first bonds and since that time, the CFA has completed three additional bond issues. As of June 30, 2009, the CFA had $791.5 million in outstanding bond debt.

As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, the Governor signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provide the CFA with additional bond indebtedness authority of up to $1,300 million. Act 63 of 2008 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. As of June 30, 2009, the CFA has issued $100 million in limited obligation revenue bonds authorized by Act 1.

In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of the Commonwealth, creates a “subject to appropriation” obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), which will serve as the home of the Pittsburgh Penguins (the “Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefor. While the Special Revenues currently are projected to be adequate to pay all debt service on the Arena Bonds, to the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to make up the deficiency. The obligation of the Commonwealth to make such payments is subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $19.1 million. In December 2008 the Commonwealth was notified by the SEA that an additional $5.08 million will be required in fiscal year 2010 to support debt service.

The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees. For financial reporting purposes, both SERS and PSERS have adopted the Governmental Accounting Standards Board’s Statement No. 25. This Statement requires a specific method of accounting and financial reporting for defined benefit pension plans. Among other things, the Statement requires a comparison of employer contributions to “annual required contributions.” As of December 31, 2008, the preliminary estimate of the unfunded actuarial accrued liability of SERs was $3,801 million. As of June 30, 2008, the unfunded actuarial accrued liability of PSERs was $9,924 million.

In addition to a defined benefit pension plan for State employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEB under two plans. The Retired Pennsylvania State Police Program provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program provides Commonwealth-determined benefits to other retired state employees and their dependents.

Certain State-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed, and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

City of Philadelphia

The City of Philadelphia (the “City” or “Philadelphia”) is the largest city in the Commonwealth. From time to time, the City and the School District of Philadelphia have experienced financial difficulties which have adversely affected its credit standing.

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a revised five-year fiscal plan approved by PICA on June 17, 2008.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $557.7 million in Special Revenue Bonds outstanding as of June 30, 2009. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

The national economic recession has had a significant negative impact on the City’s finances. The City has confronted a significant drop in revenue beginning in the fall of 2008 that required the sweeping mid-year budget changes. These include selected closings of public libraries, fire houses and public pools. The state budget impasse had also exacerbated the City’s growing cash crises. However, legislation was recently enacted enabling Philadelphia to collect an additional 1 percent sales tax for the next five years and allowing Philadelphia to defer its pension costs over the next three years.

Litigation

The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth’s governmental operations and consequently its ability to pay debt service on its obligations. In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund.

The Commonwealth also represents and indemnifies employees who have been sued under Federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision could have a material effect on government operations of the Commonwealth.

County of Allegheny v. Commonwealth of Pennsylvania

In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until that is done.

The Court appointed a special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators became employees of the Commonwealth. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of the recommendations for later phases remains pending before the Pennsylvania Supreme Court.

Northbrook Life Insurance Co., No. 1120 F&R 1996

This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

The cases challenge the Department of Revenue’s application of portions of the Life and Health Guarantee Associations Act of 1982 (the “Act”). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to its insureds.

Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories, including life insurance assessments, health insurance assessments, and annuity assessments, based on the type and amount of business each company transacts in Pennsylvania. Life and health insurance premiums have always been subject to the premiums tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax; others were not. After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities.

There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

On January 26, 2006, the en banc Court issued a conflicted decision in which the majority ruled for both parties. Both parties filed exceptions. The Court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court. The Supreme Court ruled in Northbrook’s favor but only on a technicality and did not address the substantive findings of the Commonwealth Court. The Supreme Court’s decision resulted in an approximately $7,000.00 credit for Northbrook.

Counsel have now selected the Allstate case to relitigate the issues involved. The principal focus of the new Allstate litigation will be the proportional part fraction which is multiplied by the assessments to determine the credit as interpreted by the Commonwealth Court. Potential tax refund exposure to the Commonwealth equals up to $150,000,000.

As of July 2009, Moody’s rated the general obligation bonds of the Commonwealth “Aa2,” Standard & Poor’s rated such bonds “AA” and Fitch rated such bonds “AA.” There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.